As filed with the Securities and Exchange Commission on April 19, 2011.

Registration Nos.

33-32704
811-05980

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No _____	☐

Post-Effective Amendment No. 51	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 52	☒

(Check appropriate box or boxes)

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices)

(949) 219-3943
(Depositor’s Telephone Number, including Area Code)

Brandon J. Cage
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on May 1, 2011 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account under Pacific Select Variable Annuity individual flexible premium variable accumulation deferred annuity contracts.

Filing Fee: None

PACIFIC SELECT VARIABLE ANNUITY	PROSPECTUS MAY 1, 2011

Pacific Select Variable Annuity is an individual flexible premium variable accumulation deferred annuity contract issued by Pacific Life Insurance Company (Pacific Life).

This Prospectus provides information you should know before buying a Contract. It’s accompanied by current Prospectuses for the Funds that provide the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by the Pacific Select Variable Annuity Separate Account of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here’s a list of all the Investment Options currently available under your Contract; the Variable Investment Options are listed according to the underlying Funds:

VARIABLE INVESTMENT OPTIONS

Pacific Select Fund

International Small-Cap
Mid-Cap Value
Equity Index
Small-Cap Index
Small-Cap Equity
American Funds® Asset Allocation
American Funds® Growth-Income
American Funds® Growth
Large-Cap Value
Technology
Floating Rate Loan	Small-Cap Growth Comstock Growth LT Focused 30 Health Sciences International Value Long/Short Large-Cap Mid-Cap Equity International Large-Cap Mid-Cap Growth Real Estate	Small-Cap Value
Main Street® Core
Emerging Markets
Cash Management
High Yield Bond
Managed Bond
Inflation Managed
Pacific Dynamix – Conservative Growth
Pacific Dynamix – Moderate Growth
Pacific Dynamix – Growth
Portfolio Optimization Conservative	Portfolio Optimization Moderate-Conservative
Portfolio Optimization Moderate
Portfolio Optimization Growth
Portfolio Optimization Aggressive-Growth
Dividend Growth
Short Duration Bond
Large-Cap Growth
Diversified Bond
Inflation Protected

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Balanced-Risk Allocation Fund Series II	AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein VPS Balanced Wealth Strategy Portfolio Class B	BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Class III

Franklin Templeton Variable Insurance Products Trust Franklin Templeton VIP Founding Funds Allocation Fund Class 4	GE Investments Funds, Inc. GE Investments Total Return Fund Class 3	MFS® Variable Insurance Trust MFS® Total Return Series – Service Class

PIMCO Variable Insurance Trust PIMCO Global Multi-Asset Portfolio – Advisor Class

FIXED OPTION
Fixed Account

You will find more information about the Contract and the Pacific Select Variable Annuity Separate Account in the Statement of Additional Information (SAI) dated May 1, 2011. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You will find a table of contents for the SAI on page 96 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life or you can visit our website at www.pacificlife.com. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its SAI. A Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or a Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

YOUR GUIDE TO THIS PROSPECTUS

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information (SAI) for more detailed information.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Select Variable Annuity variable annuity contract, unless we state otherwise.

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are allowed or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial advisor or contact us for specific information that may be applicable to your state. See ADDITIONAL INFORMATION – State Considerations. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract (including any riders and/or endorsements) represents the contractual agreement between you and us. Any guarantees provided for under your Contract or through optional riders are backed by our financial strength and claims paying ability. You must look to the strength of the insurance company with regard to such guarantees. Your financial advisor or financial advisor’s firm is not responsible for any Contract guarantees.

Some of the Terms used in this Prospectus may be new to you. You will find a glossary of certain terms in the TERMS USED IN THIS PROSPECTUS section.

Pacific Select Variable Annuity Basics

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial advisor whether a variable annuity, optional benefits and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

Pacific Select Variable Annuity is an annuity contract between you and Pacific Life. Annuity contracts have two phases, the accumulation phase and the annuitization (income) phase. The two phases are discussed below.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and/or to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with “after-tax” dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

Pacific Select Variable Annuity is a variable annuity, which means that your Contract Value fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your financial advisor for a refund. The amount refunded may be more or less than the Purchase Payments you have made and the length of the Free Look period may vary, depending on the state where you signed your application and the type of Contract you purchased.

You will find more information about the Right to Cancel (“Free Look”) period starting on page 32.

The Accumulation Phase

The Investment Options you choose and how they perform will affect your Contract Value during the accumulation phase, as well as the amount available to annuitize on the Annuity Date.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Purchase Payments subject to certain limitations, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Investment must be at least $5,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments “Purchase Payments”. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts or the minimum additional Purchase Payment amounts on Qualified and Non-Qualified Contracts, but we reserve the right to enforce such minimums in the future.

You will find more information about Investments starting on page 25.

Investment Options

Ask your financial advisor to help you choose the right Investment Options for your goals and risk tolerance. Any financial firm or financial advisor you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial advisors make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options.

You can choose from a variety of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of a Fund. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose any available fixed option that earns a guaranteed rate of interest of at least 4% annually.

We allocate your Purchase Payments to the Investment Options you choose. Your Contract Value will fluctuate during the accumulation phase depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose.

You will find more information about the Investment Options and the Investment Advisers starting on page 15.

Transferring Among Investment Options

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each calendar year. Only 2 transfers per month may involve the Invesco V.I. Balanced-Risk Allocation Fund, BlackRock Global Allocation V.I. Fund, GE Investments Total Return Fund, International Value, International Small-Cap, International Large-Cap, Emerging Markets, or PIMCO Global Multi-Asset Investment Options. In addition, only 2 transfers into or out of each American Funds Investment Option (American Funds Asset Allocation, American Funds Growth or American Funds Growth-Income) may occur in any calendar month. If you have used all 25 transfers in a calendar year, you may make 1 additional transfer of all or a portion of your Variable Account Value to the Cash Management Investment Option before the start of the next calendar year. You can also make systematic transfers by enrolling in our dollar cost averaging or portfolio rebalancing programs. Transfers made under these systematic transfer programs or automatic quarterly rebalancing under the Custom Model program are excluded from these limitations. Some restrictions may apply to transfers to and from any fixed option.

You will find more information about transfers and transfer limitations starting on page 29.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but any amount withdrawn in excess of this amount may incur a withdrawal charge on Investments that are less than 6 years old. Some restrictions may apply to making partial withdrawals from any fixed option.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you are under age 59 1/2, a 10% federal tax penalty may also apply to taxable withdrawals.

You will find more information about withdrawals and withdrawal minimums starting on page 31.

The Income Phase

The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments over a fixed period or for life. We call the income phase the Annuity Period.

You will receive fixed annuity payments. You can choose monthly, quarterly, semi-annual or annual payments. We will make the income payments to you or your designated payee. The Owner is responsible for any tax consequences of any annuity payments.

You will find more information about annuitization starting on page 39 and annuity options available under the Contract starting on page 40.

The Death Benefit

Generally, the Contract provides a death payout upon the first death of an Owner or the death of the sole surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions in proper form. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

You will find more information about the death benefit starting on page 33.

Optional Riders

Optional Riders are subject to availability (including state availability). Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with your financial advisor for advice on whether an optional Rider is appropriate for you. We reserve the right to restrict the purchase of an optional living benefit Rider to only Contract issue in the future.

Optional Living Benefit Riders

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 days after the Contract Date or, if available, within 60 days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your election to purchase an optional Rider must be received in a form satisfactory to us at our Service Center.

At initial purchase and during the entire time that you own an optional living benefit Rider, you must invest your entire Contract Value in an asset allocation program or in Investment Options we make available for these Riders. The allocation limitations associated with these Riders may limit the number of Investment Options that are otherwise available to you under your Contract. See OTHER OPTIONAL RIDERS – General Information – Investment Allocation Requirements. Failure to adhere to the Investment Allocation Requirements may cause your Rider to terminate. We reserve the right to add, remove or change asset allocation programs or Investment Options we make available for these Riders at any time. We may make such a change due to a fund reorganization, fund substitution, or when we believe a change is necessary to protect our ability to provide the guarantees under these Riders.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits or the failure to receive lifetime withdrawals under a Rider.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 day period. We reserve the right to refuse a Reset/Step-Up

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

request after the 60 day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 day period in which a Reset/Step-Up may be elected.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial advisor before taking a loan.

CoreIncome Advantage Plus (Single)

This optional Rider lets you, before the Annuity Date, withdraw up to 4% of your Protected Payment Base per year (once age 59 1/2 is reached), lock in market gains, and provides the potential to withdraw up to the Protected Payment Amount for life, if certain conditions are met. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Any reset may include a change in the annual charge percentage (up to a maximum of 1.20%) associated with the Rider. Protected Payment Base, Protected Payment Amount, Automatic Reset, Owner-Elected Reset and Reset Date are described in OTHER OPTIONAL RIDERS – CoreIncome Advantage Plus (Single).

This Rider is called the Guaranteed Withdrawal Benefit VII Rider – Single Life in the Rider attached to your Contract.

You will find more information about CoreIncome Advantage Plus (Single) starting on page 48.

CoreIncome Advantage 5 Plus (Single)

This optional Rider lets you, before the Annuity Date, withdraw up to 5% of your Protected Payment Base per year (once age 59 1/2 is reached), lock in market gains, and provides the potential to withdraw up to the Protected Payment Amount for life, if certain conditions are met. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Any reset may include a change in the annual charge percentage (up to a maximum of 1.50%) associated with the Rider. Protected Payment Base, Protected Payment Amount, Automatic Reset, Owner-Elected Reset and Reset Date are described in OTHER OPTIONAL RIDERS – CoreIncome Advantage 5 Plus (Single).

This Rider is called the Guaranteed Withdrawal Benefit V Rider – Single Life in the Rider attached to your Contract.

You will find more information about CoreIncome Advantage 5 Plus (Single) starting on page 51.

CoreIncome Advantage 5

This optional Rider lets you, before the Annuity Date, withdraw up to 5% of your Protected Payment Base per year, lock in market gains, and provides the potential to receive 5% of a Protected Payment Base for life, if certain conditions are met. Lifetime withdrawals are available if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include a change in the annual charge percentage (up to a maximum of 1.20%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Automatic Reset, Owner-Elected Reset and Reset Date are described in OTHER OPTIONAL RIDERS – CoreIncome Advantage 5.

This Rider is called the Core Withdrawal Benefit II Rider in the Rider attached to your Contract.

You will find more information about CoreIncome Advantage 5 starting on page 55.

CoreProtect Advantage

This optional Rider lets you, before the Annuity Date, withdraw up to 5% of your Protected Payment Base per year, lock in market gains, and provides the potential to withdraw up to the Protected Payment Amount for life, if certain conditions are met. Lifetime withdrawals are available if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Before the first withdrawal or 10 Contract Anniversaries from the Rider Effective Date (whichever occurs first), the Protected Payment Base and Remaining Protected Balance will be increased to the greater of the Annual Credit Value (a 5% Annual Credit is added to this value) or the Highest Anniversary Value.

After the first withdrawal or 10 Contract Anniversaries from the Rider Effective Date (whichever occurs first), the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include a change in the annual charge percentage (up to a maximum of 1.50%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Rider Effective Date, Highest Anniversary Value, Annual Credit Value, Annual Credit, Automatic Reset, Owner-Elected Reset and Reset Date are described in OTHER OPTIONAL RIDERS – CoreProtect Advantage.

This Rider is called the Guaranteed Withdrawal Benefit IV Rider in the Rider attached to your Contract.

You will find more information about CoreProtect Advantage starting on page 60.

CoreIncome Advantage

This optional Rider lets you, before the Annuity Date, withdraw up to 4% of your Protected Payment Base per year, lock in market gains, and provides the potential to receive 4% of a Protected Payment Base for life, if certain conditions are met. Lifetime withdrawals are available if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include a change in the annual charge percentage (up to a maximum of 1.00%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Automatic Reset, Owner-Elected Reset and Reset Date are described in OTHER OPTIONAL RIDERS – CoreIncome Advantage.

This Rider is called the Core Withdrawal Benefit Rider in the Rider attached to your Contract.

You will find more information about CoreIncome Advantage starting on page 66.

Income Access

This optional Rider lets you, before the Annuity Date, withdraw up to 7% of your Protected Payment Base per year and lock in market gains, if certain conditions are met. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced. This Rider does not provide lifetime withdrawal benefits.

Starting May 1, 2007, on any Contract Anniversary beginning with the 1st anniversary of the Rider Effective Date or most recent Step-Up Date, whichever is later, this Rider provides for Automatic Step-Ups or Owner-Elected Step-Ups of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. If you want to participate in Automatic Step-Ups, you must make an affirmative election in a form satisfactory to us. Any Step-Up may include a change in the annual charge percentage (up to a maximum of 0.75%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Automatic Step-Up, Owner-Elected Step-Up, and Step-Up Date are described in OTHER OPTIONAL RIDERS – Income Access.

You will find more information about Income Access starting on page 71.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

Guaranteed Protection Advantage 3 (GPA 3)

This optional Rider allows for an additional amount that may be added to your Contract Value at the end of a 10-year period (the “Term”), if certain conditions are met. The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 3rd anniversary of the Rider Effective Date and before the Annuity Date. If the Step-Up is elected, your 10-year Term would begin again as of the effective date of the Step-Up election, and may include a change in the annual charge percentage (up to a maximum of 1.00%) associated with the Rider.

You will find more information about GPA 3 starting on page 74.

Guaranteed Protection Advantage 5 (GPA 5)

This optional Rider allows for an additional amount that may be added to your Contract Value at the end of a 10-year period (the “Term”), if certain conditions are met. The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider and before the Annuity Date. If the Step-Up is elected, your 10-year Term would begin again as of the effective date of the Step-Up election, and may include a change in the annual charge percentage (up to a maximum of 0.75%) associated with the Rider.

You will find more information about GPA 5 starting on page 76.

Guaranteed Protection Advantage (GPA)

This optional Rider is only available if the original Effective Date of the Rider is before April 1, 2003. The optional Rider provides for an additional amount that may be added to your Contract Value at the end of a 10-year period (the “Term”), if certain conditions are met. The Term begins on the Effective Date of the Rider.

You will find more information about GPA starting on page 77.

Fees and Expenses

This section of the overview explains the fees and expenses that you will pay when buying, owning and surrendering your Pacific Select Variable Annuity Contract.

Contract Transaction Expenses

The following describes the transaction fees and expenses that you may pay when you make withdrawals or surrender your Contract. Expenses are fixed under the terms of your Contract. Premium taxes and/or other taxes may also apply to your Contract. We generally charge state premium taxes and/or other taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

• Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn)[1]

“Age” of Payment in Years:	1	2	3	4	5	6 or more
Withdrawal Charge Percentage:	6%	6%	5%	4%	3%	0%

Periodic Expenses

The following describes the fees and expenses that you will pay periodically during the time you own your Contract not including Portfolio fees and expenses.

• Maintenance Fee (Annual Fee)[2]	$30.00
• Administrative Charge[3]	0.15%

Pacific Select Variable Annuity Separate Account Annual Expenses (as a percentage of the average daily Variable Account Value4):

• Mortality and Expense Risk Charge[5]	1.25%

• Total Pacific Select Variable Annuity Separate Account Annual Expenses	1.25%

Loan Expenses (interest on Contract Debt) (Loans are only available with certain Qualified Contracts. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans on page 85):

• Loan Interest Rate (net)[6]	1.75%

Optional Rider7 Annual Expenses:

	Current Charge	Maximum Charge
	Percentage	Percentage

• CoreIncome Advantage Plus Charge (Single)[8]	0.30%	1.20%
• CoreIncome Advantage 5 Plus Charge (Single)[9]	0.60%	1.50%
• CoreIncome Advantage 5 Charge[10]	0.60%	1.20%
• CoreProtect Advantage Charge[11]	0.85%	1.50%
• CoreIncome Advantage Charge[12]	0.30%	1.00%
• Flexible Lifetime Income Plus Charge[13]	1.50%	1.50%
• Foundation 10 Charge[14]	1.50%	1.50%
• Automatic Income Builder Charge[15]	1.05%	1.50%
• Flexible Lifetime Income Charge[16]	0.90%	1.20%
• Lifetime Income Access Plus Charge[17]	0.90%	1.20%
• Income Access Plus Charge[17]	0.80%	1.20%
• Income Access Charge[18]	0.75%	0.75%
• Guaranteed Protection Advantage 3 (GPA 3) Charge[19]	0.95%	1.00%
• Guaranteed Protection Advantage 5 (GPA 5) Charge[20]	0.75%	0.75%
• Guaranteed Protection Advantage (GPA) Charge[21]	0.10%	0.10%
• Guaranteed Income Advantage Plus (GIA Plus) Charge[22]	0.75%	0.75%
• Guaranteed Income Advantage 5 (GIA 5) Charge[23]	0.40%	0.75%
• Guaranteed Income Advantage II (GIA II) Charge[23]	0.70%	1.00%

[1]	The withdrawal charge may or may not apply or may be reduced under certain circumstances. The age is measured from the date of each Purchase Payment. See THE CONTRACT – Full and Partial Withdrawals, and CHARGES, FEES AND DEDUCTIONS.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

[2]	We deduct the Maintenance Fee (Annual Fee) on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the total Purchase Payments in the first Contract Year were less than $50,000. See CHARGES, FEES AND DEDUCTIONS.

[3]	This charge is deducted on a monthly basis. The monthly rate is calculated by dividing the annual rate by 12. The Administrative charge is equal to 0.12% annually for Contracts issued from applications we received before May 1, 1992. If the initial premium for any of these Contracts was $50,000 or more, the charge is reduced to 0.06% on an annual basis. In the future, we may increase the charge for these Contracts to 0.15% on an annual basis.

[4]	The Variable Account Value is the value of your Variable Investment Options on any Business Day.

[5]	This is an annual rate and is assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

[6]	If we process a loan on your Contract, we will charge you a gross interest rate of 6.00% on your outstanding principal amount. We will credit you the amount of 4.25% on any Contract Value attributed to your Loan Account. The net amount of interest you pay on your loan will be 1.75% annually. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans.

[7]	Only one withdrawal benefit rider (CoreIncome Advantage Plus (Single), CoreIncome Advantage 5 Plus (Single), CoreIncome Advantage 5, CoreProtect Advantage, CoreIncome Advantage, Flexible Lifetime Income Plus, Foundation 10, Automatic Income Builder, Flexible Lifetime Income, Lifetime Income Access Plus, Income Access Plus, or Income Access) may be owned or in effect at the same time. Only one income benefit rider (GIA Plus, GIA 5, or GIA II) may be owned or in effect at the same time. Only one accumulation benefit rider (GPA 3, GPA 5, or GPA) may be owned or in effect at the same time.

[8]	If you buy CoreIncome Advantage Plus (Single), the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see the OTHER OPTIONAL RIDERS – CoreIncome Advantage Plus (Single). The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. The annual charge is only waived for the quarter that we are notified of death or annuitization. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

[9]	If you buy CoreIncome Advantage 5 Plus (Single), the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see the OTHER OPTIONAL RIDERS – CoreIncome Advantage 5 Plus (Single). The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. The annual charge is only waived for the quarter that we are notified of death or annuitization. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

[10]	If you buy CoreIncome Advantage 5, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OTHER OPTIONAL RIDERS – CoreIncome Advantage 5. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. The annual charge is only waived for the quarter that we are notified of death or annuitization. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

[11]	If you buy CoreProtect Advantage, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OTHER OPTIONAL RIDERS – CoreProtect Advantage. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, increases to the Annual Credit Value or Highest Anniversary Value, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or if your Contract Value is zero. The annual charge is only waived for the quarter that we are notified of death or annuitization. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

[12]	If you buy CoreIncome Advantage, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OTHER OPTIONAL RIDERS – CoreIncome Advantage. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. The annual charge is only waived for the quarter that we are notified of death or annuitization. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

[13]	If you purchased Flexible Lifetime Income Plus, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The charge is deducted from your Contract Value on an annual basis. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see APPENDIX I. The amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments and Annual Credits, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or after the Contract Value is zero. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. Flexible Lifetime Income Plus is no longer available for purchase.

[14]	If you purchased Foundation 10, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The charge is deducted from your Contract Value on an annual basis. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the

Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see the APPENDIX I. The amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments and Annual Credits, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. See CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges. Foundation 10 is no longer available for purchase.

[15]	If you purchased Automatic Income Builder, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The charge is deducted from your Contract Value on an annual basis. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see APPENDIX I. The amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or after the Contract Value is zero. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. See CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges. Automatic Income Builder is no longer available for purchase.

[16]	If you purchased Flexible Lifetime Income, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The charge is deducted from your Contract Value on an annual basis. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see APPENDIX I. The amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments and Annual Credits, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. See CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges. Flexible Lifetime Income is no longer available for purchase.

[17]	If you purchased Lifetime Income Access Plus or Income Access Plus, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. Lifetime Income Access Plus and Income Access Plus are no longer available for purchase.

[18]	If you buy Income Access, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if an Automatic Step-Up or Owner-Elected Step-Up occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

[19]	If you buy GPA 3, the annual charge is equal to the current charge percentage multiplied by the Guaranteed Protection Amount. The charge is deducted from your Contract Value on an annual basis. The initial Guaranteed Protection Amount is equal to the initial Purchase Payment if purchased at Contract issue or is equal to Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Guaranteed Protection Amount, see OTHER OPTIONAL RIDERS – Guaranteed Protection Advantage 3 (GPA 3). We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if a Step-Up is elected but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

[20]	If you buy GPA 5, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if a Step-Up is elected but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

[21]	If you purchased GPA, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. GPA is only available if the original Effective Date of the Rider is before April 1, 2003. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

[22]	If you purchased GIA Plus, the annual charge is equal to the current charge percentage multiplied by the greater of the Contract Value or the Guaranteed Income Base. The charge is deducted from your Contract Value on an annual basis. The initial Guaranteed Income Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to Contract Value if the Rider is purchased on a Contract Anniversary. The Guaranteed Income Base is the amount invested to date grown at 5% annually (until the Contract Anniversary prior to the youngest Annuitant’s 81st birthday) that may be used for fixed annuity payments starting on the Annuity Date. For a complete explanation of the Guaranteed Income Base, see APPENDIX I. We deduct this charge proportionately from your Investment Options on each Contract Anniversary and when you make a full withdrawal if the Rider is in effect on that date, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. GIA Plus is no longer available for purchase.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

[23]	If you purchased GIA 5 or GIA II, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary, the Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if a Step-Up occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. GIA 5 and GIA II are no longer available for purchase.

Total Annual Fund Operating Expenses

You will find more about the underlying Funds starting on page 15, and in each underlying Fund Prospectus which accompanies this Prospectus.

This table shows the minimum and maximum total annual operating expenses incurred by the Portfolios that you indirectly pay during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing and/or distribution (12b-1) fees, and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2010, adjusted to reflect anticipated changes in fees and expenses, or, for new Portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in each Fund Prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	1.74%
Range of total annual portfolio operating expenses after any waivers or expense reimbursements	0.28%	1.70%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Portfolios of their respective Funds which may reduce the Portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row above includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect at least through April 30, 2012. There can be no assurance that expense waivers or reimbursements will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding annual operating expenses of that Fund.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. The maximum amounts reflected below include the maximum periodic Contract expenses, Contract Transaction Expenses, Separate Account annual expenses and the Portfolio with the highest fees and expenses for the year ended December 31, 2010. The maximum amounts also include the combination of optional Riders whose cumulative maximum charge expenses totaled more than any other optional Rider combination. The optional Riders included are CoreIncome Advantage 5 Plus (Single), GPA 3 and GIA II. The minimum amounts reflected below include the minimum periodic Contract expenses, Separate Account annual expenses and the Portfolio with the lowest fees and expenses for the year ended December 31, 2010. The minimum amounts do not include any optional Riders.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Purchase Payment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

•	If you surrendered your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$1,219	$2,516	$3,761	$7,202
Minimum*	$717	$999	$1,215	$2,048

•	If you annuitized your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$1,219	$2,066	$3,491	$7,202
Minimum*	$717	$549	$945	$2,048

•	If you did not surrender or annuitize, but left the money in your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$679	$2,066	$3,491	$7,202
Minimum*	$177	$549	$945	$2,048

*	In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of each Fund Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see each Fund Prospectus. See the FINANCIAL HIGHLIGHTS section in this Prospectus for condensed financial information about the Subaccounts.

YOUR INVESTMENT OPTIONS

Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your financial advisor to help you choose the right Investment Options for your investment goals and risk tolerance.

You may choose among the different Variable Investment Options and the Fixed Account.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of a Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the applicable Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ EACH FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

International Small-Cap	Seeks long-term growth of capital.	Batterymarch Financial Management, Inc.

Mid-Cap Value	Seeks long-term growth of capital.	BlackRock Capital Management, Inc.

Equity Index	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC

Small-Cap Index	Seeks investment results that correspond to the total return of an index of small capitalization companies.	BlackRock Investment Management, LLC

Small-Cap Equity	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC

American Funds Asset Allocation	Seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)

American Funds Growth-Income	Seeks long-term growth of capital and income.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)

American Funds Growth	Seeks long-term growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Advisors, LLC

Technology	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Floating Rate Loan	Seeks a high level of current income.	Eaton Vance Management

Small-Cap Growth	Seeks capital appreciation; no consideration is given to income.	Fred Alger Management, Inc.

Comstock	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Growth LT	Seeks long-term growth of capital.	Janus Capital Management LLC

Focused 30	Seeks long-term growth of capital.	Janus Capital Management LLC

Health Sciences	Seeks long-term growth of capital.	Jennison Associates LLC

International Value	Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	J.P. Morgan Investment Management Inc.

Long/Short Large-Cap	Seeks above-average total returns.	J.P. Morgan Investment Management Inc.

Mid-Cap Equity	Seeks capital appreciation.	Lazard Asset Management LLC

International Large-Cap	Seeks long-term growth of capital.	MFS Investment Management

Mid-Cap Growth	Seeks long-term growth of capital.	Morgan Stanley Investment Management Inc.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

Real Estate	Seeks current income and long-term capital appreciation.	Morgan Stanley Investment Management Inc.

Small-Cap Value	Seeks long-term growth of capital.	NFJ Investment Group LLC

Main Street Core	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.

Emerging Markets	Seeks long-term growth of capital.	OppenheimerFunds, Inc.

Cash Management	Seeks current income consistent with preservation of capital.	Pacific Asset Management

High Yield Bond	Seeks a high level of current income.	Pacific Asset Management

Managed Bond	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Inflation Managed	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Pacific Dynamix – Conservative Growth	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Moderate Growth	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Growth	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Conservative	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate-Conservative	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Growth	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Aggressive-Growth	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC

Dividend Growth	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc.

Short Duration Bond	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.

Large-Cap Growth	Seeks long-term growth of capital; current income is of secondary importance.	UBS Global Asset Management (Americas) Inc.

Diversified Bond	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

Inflation Protected	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	MANAGER

Invesco V.I. Balanced-Risk Allocation Fund Series II	Total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.	INVESTMENT GOAL	MANAGER

AllianceBernstein VPS Balanced Wealth Strategy Portfolio Class B	Maximize total return.	AllianceBernstein L.P.

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	MANAGER

BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	MANAGER

Franklin Templeton VIP Founding Funds Allocation Fund Class 4	Seeks capital appreciation, with income as a secondary goal.	Franklin Templeton Services, LLC serves as the Fund’s administrator.

GE INVESTMENTS FUNDS, INC.	INVESTMENT GOAL	MANAGER

GE Investments Total Return Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	GE Asset Management Incorporated

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER

MFS Total Return Series – Service Class	Seeks total return.	Massachusetts Financial Services Company

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER

PIMCO Global Multi-Asset Portfolio – Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index.	Pacific Investment Management Company, LLC

The Investment Advisers

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s Portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s Cash Management and High Yield Bond Portfolios under that name.

Invesco Advisers, Inc. is the investment adviser for the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

AllianceBernstein L.P. is the investment adviser for the AllianceBernstein Variable Products Series Fund, Inc.

BlackRock Advisors, LLC is the investment adviser for the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for its portfolios.

Franklin Templeton Services, LLC is the fund administrator for the Franklin Templeton VIP Founding Funds Allocation Fund of the Franklin Templeton Variable Insurance Products Trust.

GE Asset Management Incorporated is the investment adviser for the GE Investments Funds, Inc.

Massachusetts Financial Services Company is the investment adviser for the MFS Variable Insurance Trust.

Pacific Investment Management Company LLC is the investment adviser for the PIMCO Variable Insurance Trust.

Invesco Advisers, Inc. is the investment adviser for the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, broker-dealer operations, and investment advisory services. At the end of 2010, we had $215.5 billion of individual life insurance in force and total admitted assets of approximately $98.8 billion.

We are authorized to conduct our life insurance and annuity business in the District of Columbia and in all states except New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, whose financial advisors are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account

Pacific Select Variable Annuity Separate Account was established on November 30, 1989 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and SAI for the Funds for more information.

FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

You should read the table in conjunction with the financial statements for Pacific Select Variable Annuity Separate Account, which are included in its annual report dated as of December 31, 2010.

			Outstanding
	AUV at	AUV at	Units
	Beginning of	End of	at End
Variable Account	Period	Period	of Period

International Small-Cap
2010	$6.96	$8.58	1,510,280
2009	$5.41	$6.96	1,681,809
2008	$10.50	$5.41	1,758,815
2007	$10.16	$10.50	1,962,181
05/04/2006-12/31/2006	$10.00	$10.16	1,797,201

Mid-Cap Value
2010	$13.13	$15.71	1,054,128
05/01/2009-12/31-2009	$10.00	$13.13	1,251,900

Equity Index
2010	$32.96	$37.37	2,287,042
2009	$26.41	$32.96	3,139,035
2008	$42.69	$26.41	2,916,584
2007	$41.08	$42.69	3,209,034
2006	$36.01	$41.08	4,096,899
2005	$34.84	$36.01	5,325,572
2004	$31.90	$34.84	6,277,121
2003	$25.18	$31.90	7,533,380
2002	$32.83	$25.18	10,053,324
2001	$37.84	$32.83	13,363,360

Small-Cap Index
2010	$13.92	$17.38	956,268
2009	$11.00	$13.92	1,057,562
2008	$17.14	$11.00	1,322,595
2007	$17.71	$17.14	2,539,194
2006	$15.23	$17.71	2,635,647
2005	$14.77	$15.23	3,919,284
2004	$12.70	$14.77	5,337,842
2003	$8.78	$12.70	4,346,805
2002	$11.28	$8.78	4,035,481
2001	$11.23	$11.28	2,361,793

Small-Cap Equity
2010	$13.18	$15.63	866,847
2009	$10.25	$13.18	792,321
2008	$14.04	$10.25	954,808
2007	$13.41	$14.04	584,767
2006	$11.44	$13.41	315,836
05/02/2005-12/31/2005	$10.00	$11.44	419,558

American Funds® Asset Allocation
2010	$12.83	$14.20	89,750
02/05/2009-12/31/2009	$10.20	$12.83	71,185

American Funds® Growth-Income
2010	$10.08	$11.05	2,193,802
2009	$7.81	$10.08	2,722,673
2008	$12.77	$7.81	3,136,495
2007	$12.35	$12.77	4,143,632
2006	$10.90	$12.35	4,333,025
05/02/2005-12/31/2005	$10.00	$10.90	2,735,590

American Funds® Growth
2010	$10.76	$12.56	1,574,473
2009	$7.84	$10.76	1,953,330
2008	$14.23	$7.84	3,215,702
2007	$12.87	$14.23	2,856,251
2006	$11.87	$12.87	3,826,685
05/02/2005-12/31/2005	$10.00	$11.87	4,173,474

			Outstanding
	AUV at	AUV at	Units
	Beginning of	End of	at End
Variable Account	Period	Period	of Period

Large-Cap Value
2010	$12.44	$13.41	3,814,488
2009	$10.23	$12.44	4,475,859
2008	$15.89	$10.23	4,201,223
2007	$15.54	$15.89	4,957,403
2006	$13.39	$15.54	6,086,123
2005	$12.77	$13.39	5,856,877
2004	$11.76	$12.77	11,131,356
2003	$9.07	$11.76	11,727,947
2002	$11.93	$9.07	12,940,961
2001	$12.54	$11.93	15,232,214

Technology
2010	$5.06	$6.07	574,639
2009	$3.36	$5.06	718,684
2008	$7.03	$3.36	451,193
2007	$5.78	$7.03	931,813
2006	$5.36	$5.78	723,280
2005	$4.46	$5.36	1,499,369
2004	$4.35	$4.46	1,649,507
2003	$3.09	$4.35	2,336,882
2002	$5.83	$3.09	1,149,444
01/02/2001-12/31/2001	$10.00	$5.83	1,054,641

Floating Rate Loan
2010	$8.34	$8.84	1,922,479
2009	$6.80	$8.34	1,930,879
2008	$9.73	$6.80	1,721,223
05/04/2007-12/31/2007	$10.00	$9.73	1,738,050

Small-Cap Growth
2010	$10.20	$12.69	1,333,115
2009	$7.00	$10.20	1,608,775
2008	$13.41	$7.00	1,997,598
2007	$11.80	$13.41	2,154,833
2006	$11.37	$11.80	2,073,153
2005	$11.21	$11.37	2,998,375
2004	$9.55	$11.21	2,780,367
2003	$7.26	$9.55	4,052,716
2002	$9.82	$7.26	5,437,137
2001	$12.01	$9.82	6,092,175

Comstock
2010	$9.01	$10.27	3,093,025
2009	$7.09	$9.01	3,551,562
2008	$11.36	$7.09	3,635,891
2007	$11.86	$11.36	5,083,861
2006	$10.33	$11.86	4,323,782
2005	$10.02	$10.33	3,840,786
2004	$8.66	$10.02	4,315,851
2003	$6.67	$8.66	3,710,085
2002	$8.68	$6.67	992,013
2001	$9.75	$8.68	1,409,565

Growth LT
2010	$33.38	$36.67	2,369,940
2009	$24.62	$33.38	2,733,071
2008	$42.22	$24.62	3,139,764
2007	$36.97	$42.22	3,692,229
2006	$34.12	$36.97	4,606,994
2005	$32.09	$34.12	5,682,686
2004	$29.43	$32.09	7,733,565
2003	$22.24	$29.43	10,025,193
2002	$31.71	$22.24	13,242,258
2001	$45.59	$31.71	17,994,286

Focused 30
2010	$10.98	$11.97	545,899
2009	$7.39	$10.98	929,056
2008	$15.01	$7.39	1,498,953
2007	$11.53	$15.01	1,826,344
2006	$9.44	$11.53	1,628,745
2005	$7.83	$9.44	1,072,917
2004	$6.90	$7.83	881,775
2003	$4.91	$6.90	999,087
2002	$7.05	$4.91	754,441
2001	$8.23	$7.05	1,267,953

			Outstanding
	AUV at	AUV at	Units
	Beginning of	End of	at End
Variable Account	Period	Period	of Period

Health Sciences
2010	$11.54	$14.05	369,573
2009	$9.18	$11.54	317,079
2008	$12.94	$9.18	363,465
2007	$11.25	$12.94	568,583
2006	$10.54	$11.25	503,324
2005	$9.26	$10.54	932,891
2004	$8.72	$9.26	962,910
2003	$6.91	$8.72	1,149,106
2002	$9.12	$6.91	870,570
01/02/2001-12/31/2001	$10.00	$9.12	1,126,834

International Value
2010	$15.71	$15.92	3,749,310
2009	$12.43	$15.71	4,493,350
2008	$24.10	$12.43	5,942,024
2007	$22.97	$24.10	6,913,647
2006	$18.51	$22.97	7,570,760
2005	$17.12	$18.51	8,999,846
2004	$14.89	$17.12	11,798,337
2003	$11.81	$14.89	14,724,076
2002	$13.89	$11.81	17,184,202
2001	$18.00	$13.89	22,426,166

Long/Short Large-Cap
2010	$8.25	$9.14	2,344,045
2009	$6.55	$8.25	2,434,755
05/01/2008-12/31/2008	$10.00	$6.55	1,695,846

Mid-Cap Equity
2010	$18.71	$22.82	1,758,352
2009	$13.57	$18.71	2,171,221
2008	$22.52	$13.57	3,968,767
2007	$23.31	$22.52	4,808,767
2006	$20.53	$23.31	5,614,742
2005	$19.09	$20.53	6,242,819
2004	$15.46	$19.09	6,089,756
2003	$12.12	$15.46	6,334,603
2002	$14.35	$12.12	6,501,783
2001	$12.83	$14.35	9,519,914

International Large-Cap
2010	$9.75	$10.63	3,981,627
2009	$7.39	$9.75	4,715,557
2008	$11.57	$7.39	6,009,876
2007	$10.73	$11.57	7,345,084
2006	$8.55	$10.73	11,881,283
2005	$7.68	$8.55	13,462,161
2004	$6.56	$7.68	12,606,708
2003	$5.09	$6.56	13,064,458
2002	$6.25	$5.09	12,292,762
2001	$7.75	$6.25	15,304,319

Mid-Cap Growth
2010	$7.91	$10.42	2,431,397
2009	$5.03	$7.91	2,714,633
2008	$9.86	$5.03	2,455,481
2007	$8.13	$9.86	3,804,403
2006	$7.55	$8.13	4,025,541
2005	$6.49	$7.55	2,299,840
2004	$5.40	$6.49	2,191,783
2003	$4.19	$5.40	1,957,362
2002	$8.02	$4.19	2,180,363
01/02/2001-12/31/2001	$10.00	$8.02	1,504,437

Real Estate
2010	$25.36	$32.70	462,474
2009	$19.42	$25.36	568,251
2008	$32.76	$19.42	650,259
2007	$39.57	$32.76	931,641
2006	$29.02	$39.57	1,361,111
2005	$25.16	$29.02	1,554,844
2004	$18.51	$25.16	1,991,365
2003	$13.63	$18.51	2,316,021
2002	$13.85	$13.63	2,639,881
2001	$12.92	$13.85	2,922,345

			Outstanding
	AUV at	AUV at	Units
	Beginning of	End of	at End
Variable Account	Period	Period	of Period

Small-Cap Value
2010	$18.61	$23.04	621,102
2009	$14.82	$18.61	693,576
2008	$20.91	$14.82	838,316
2007	$20.53	$20.91	889,600
2006	$17.36	$20.53	1,269,061
2005	$15.47	$17.36	1,666,018
2004	$12.59	$15.47	2,446,030
05/01/2003-12/31/2003	$10.00	$12.59	2,035,868

Main Street® Core
2010	$28.34	$32.51	2,799,029
2009	$22.19	$28.34	2,281,914
2008	$36.75	$22.19	2,955,344
2007	$35.65	$36.75	3,708,443
2006	$31.34	$35.65	4,331,414
2005	$29.94	$31.34	5,618,458
2004	$27.67	$29.94	6,306,504
2003	$22.07	$27.67	7,619,421
2002	$31.22	$22.07	8,390,555
2001	$34.69	$31.22	11,756,550

Emerging Markets
2010	$26.32	$33.01	1,343,082
2009	$14.42	$26.32	1,586,387
2008	$27.91	$14.42	1,943,063
2007	$21.24	$27.91	2,556,224
2006	$17.28	$21.24	2,993,583
2005	$12.37	$17.28	4,247,586
2004	$9.30	$12.37	4,459,322
2003	$5.59	$9.30	4,593,945
2002	$5.84	$5.59	5,080,084
2001	$6.48	$5.84	7,233,057

Cash Management
2010	$16.03	$15.82	1,605,133
2009	$16.20	$16.03	1,798,904
2008	$16.03	$16.20	3,663,027
2007	$15.46	$16.03	2,682,844
2006	$14.95	$15.46	2,826,190
2005	$14.72	$14.95	2,912,618
2004	$14.76	$14.72	3,668,761
2003	$14.83	$14.76	5,185,940
2002	$14.81	$14.83	11,037,212
2001	$14.44	$14.81	14,945,680

High Yield Bond
2010	$31.56	$35.69	1,235,013
2009	$22.85	$31.56	1,498,986
2008	$29.73	$22.85	1,378,858
2007	$29.39	$29.73	1,623,044
2006	$27.20	$29.39	2,022,205
2005	$26.90	$27.20	2,559,518
2004	$24.89	$26.90	3,272,646
2003	$20.96	$24.89	5,231,336
2002	$21.88	$20.96	4,608,773
2001	$21.86	$21.88	5,987,487

Managed Bond
2010	$34.26	$36.87	4,234,652
2009	$28.67	$34.26	4,069,186
2008	$29.53	$28.67	4,580,948
2007	$27.56	$29.53	5,735,300
2006	$26.62	$27.56	6,059,083
2005	$26.26	$26.62	7,362,236
2004	$25.24	$26.26	8,571,037
2003	$24.06	$25.24	10,717,247
2002	$21.96	$24.06	15,775,303
2001	$20.72	$21.96	22,535,629

Inflation Managed
2010	$31.36	$33.69	2,637,433
2009	$26.29	$31.36	2,894,117
2008	$29.36	$26.29	3,358,151
2007	$27.00	$29.36	4,293,823
2006	$27.19	$27.00	4,280,657
2005	$26.85	$27.19	4,962,673
2004	$24.97	$26.85	5,480,892
2003	$23.36	$24.97	5,851,255
2002	$20.48	$23.36	8,405,588
2001	$19.89	$20.48	5,619,239

			Outstanding
	AUV at	AUV at	Units
	Beginning of	End of	at End
Variable Account	Period	Period	of Period

Pacific Dynamix – Conservative Growth
2010	$11.33	$12.34	77,191
05/13/2009-12/31/2009	$10.06	$11.33	32,676

Pacific Dynamix – Moderate Growth
2010	$11.86	$13.11	145,899
08/12/2009-12/31/2009	$11.04	$11.86	46,388

Pacific Dynamix – Growth
2010	$12.33	$13.86	118,153
05/04/2009-12/31/2009	$10.27	$12.33	27,389

Dividend Growth
2010	$10.18	$11.13	1,858,339
2009	$7.78	$10.18	1,309,439
2008	$12.93	$7.78	2,384,303
2007	$12.94	$12.93	3,550,880
2006	$11.70	$12.94	4,621,095
2005	$11.26	$11.70	4,737,995
2004	$10.25	$11.26	3,823,808
2003	$7.83	$10.25	3,548,204
2002	$10.46	$7.83	2,866,659
2001	$10.89	$10.46	2,773,119

Short Duration Bond
2010	$10.73	$10.95	2,525,202
2009	$10.00	$10.73	2,392,610
2008	$10.66	$10.00	2,810,122
2007	$10.34	$10.66	3,327,710
2006	$10.04	$10.34	5,033,161
2005	$10.01	$10.04	5,264,463
2004	$10.01	$10.01	6,211,321
05/01/2003-12/31/2003	$10.00	$10.01	6,105,155

Large-Cap Growth
2010	$5.92	$6.70	2,856,504
2009	$4.27	$5.92	3,284,127
2008	$8.73	$4.27	2,072,705
2007	$7.27	$8.73	2,783,856
2006	$7.65	$7.27	5,483,271
2005	$7.53	$7.65	5,011,632
2004	$7.28	$7.53	11,511,077
2003	$5.88	$7.28	10,966,798
2002	$8.04	$5.88	12,794,576
01/02/2001-12/31/2001	$10.00	$8.04	13,611,930

Diversified Bond
2010	$10.72	$11.44	3,686,019
2009	$9.51	$10.72	3,157,660
2008	$10.45	$9.51	3,278,293
2007	$10.44	$10.45	3,946,195
05/04/2006-12/31/2006	$10.00	$10.44	1,979,799

Invesco V.I. Balanced-Risk Allocation (formerly called Invesco Van Kampen V.I. Global Tactical Asset Allocation)
2010	$12.63	$13.63	19,477
02/12/2009-12/31/2009	$10.10	$12.63	17,071

AllianceBernstein VPS Balanced Wealth Strategy
2010	$8.70	$9.47	280,558
2009	$7.08	$8.70	298,482
05/06/2008-12/31/2008	$10.06	$7.08	209,487

BlackRock Global Allocation V.I.
2010	$9.45	$10.24	1,899,483
2009	$7.91	$9.45	1,853,531
05/02/2008-12/31/2008	$10.00	$7.91	834,774

Franklin Templeton VIP Founding Funds Allocation
2010	$8.49	$9.24	195,736
2009	$6.61	$8.49	199,163
05/06/2008-12/31/2008	$10.05	$6.61	109,324

GE Investments Total Return
2010	$12.52	$13.53	78,316
02/19/2009-12/31/2009	$9.73	$12.52	20,734

PIMCO Global Multi-Asset
05/12/2010-12/31/2010	$9.83	$10.73	143,217

THE CONTRACT

General

To the extent that all or a portion of Investments are allocated to the Variable Accounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than us. Upon the maturity of a Contract, the Contract provides several fixed Annuity Options under which we will pay specified periodic annuity payments beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Variable Accounts to which premiums have been allocated.

The Contract is available for purchase as a non-tax qualified retirement plan by an individual. The Contract is also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Sections 401, 408 and 408A of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as

•	self-employed individuals’ retirement plans under Section 401, such as HR-10 or Keogh plans,

•	pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401,

•	individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan under Section 408,

•	Section 403(b) Tax-Sheltered Annuities, and

•	Section 457 plans.

Joint Owners are permitted on a Contract issued pursuant to a non-qualified plan.

Application for a Contract

Any person wishing to purchase a Contract may submit an application and an initial Investment to us, as well as any other form or information that we may require. We reserve the right to reject an application or Investment for any reason, subject to our underwriting standards and guidelines and any applicable state or Federal law relating to nondiscrimination. On your application, you must provide us with a valid U.S. tax identification number for federal and state tax reporting purposes.

The maximum Age of an Annuitant for which a Contract will be issued is 85. The Annuitant’s Age is calculated as of his or her nearest birthday. If there are Joint Annuitants, the maximum issue Age will be determined by reference to the younger Annuitant. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be cancelled. A refund will be returned to the applicant/Owner or the applicant/Owner’s estate. Depending on the state where your application was signed, the amount of the refund may be more or less than the initial Investment received, or any other Investment we receive in connection with an exchange or transfer. In most states, the refund will be the Contract Value based upon the next determined Subaccount Unit Value (also called Accumulated Unit Value (AUV)) after we receive proof of death, in a form satisfactory to us, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or other taxes, and minus the Contract Value attributable to any additional amount as described in the CHARGES, FEES AND DEDUCTIONS section in this Prospectus.

Purchase Payments

The minimum Initial Purchase Payment for the purchase of a Contract is $5,000 in connection with a Non-Qualified Plan and $2,000 in connection with a Qualified Plan. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts but reserve the right to enforce the minimum initial Purchase Payment on Qualified Contracts in the future. Thereafter, the Contract Owner may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $250 for both Non-Qualified and Qualified Plans, except for individual retirement annuities and simplified employee pension plans, in which case it is $50. Currently, we are not enforcing the minimum additional Purchase Payment amounts but reserve the right to enforce the minimum additional Purchase Payment amounts in the future. No minimum initial or subsequent Purchase Payment requirements will apply to a Contract purchased in connection with the Texas Optional Retirement Program. We may reduce the minimum Purchase Payment requirements under certain circumstances, such as for group or sponsored arrangements. We also call each Purchase Payment you make a Premium Payment.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payment over $1,000,000. No Purchase Payment or transfer can be allocated to the Fixed Account without our prior approval if, immediately after the Purchase Payment or transfer, the Contract Value in the Fixed Account would be $250,000 or more.

An Initial Purchase Payment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by us if the Purchase Payment is preceded or accompanied by sufficient information necessary to establish an account and properly credit such Purchase Payment. If we do not receive sufficient information, we will notify the applicant that we do not have the necessary information to issue a Contract. If the necessary information is not provided to us within five Valuation Dates after the Valuation Date on which we first receive the initial Purchase Payment (or, if sooner, other period required by law), or if we determine we cannot otherwise issue the Contract, we will return the initial Purchase Payment to the applicant unless the applicant consents to our retaining the Purchase Payment until the requested information has been provided.

Subsequent Purchase Payments will be credited as of the end of the Valuation Period in which they are received by us. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Annuitant is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Purchase Payments may be paid monthly via electronic funds transfer under the Preauthorized Purchase Payment Plan where you authorize us to withdraw Purchase Payments from your checking account each month. Subsequent Purchase Payments will be allocated according to the instructions we have on file unless we receive specific allocation instructions. The minimum initial Purchase Payment can be met by payment under the Preauthorized Purchase Payment Plan.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

•	personal checks or cashier’s checks drawn on a U.S. bank,

•	money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

•	third party payments when there is a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

•	cash,

•	credit cards or checks drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of $10,000 or less,

•	starter checks,

•	cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party payments if there is not a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make Purchase Payments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Allocation of Investments

In an application for a Contract, you select the Investment Options to which Investments will be allocated. During the Free Look period, except as indicated below, Purchase Payments will be allocated according to your instructions contained in the application (or more recent instructions received, if any). If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. You must submit all contracts to be exchanged when you submit your application.

A Contract Owner may change the Purchase Payment allocation instructions by submitting a proper written request to us. Changes in Purchase Payment allocation instructions may be made by telephone or, to the extent available, electronically provided an authorization for such requests is on file with us. A proper change in allocation instructions will be effective upon receipt by us and will continue in effect until subsequently changed. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests. Changes in the allocation of future Purchase Payments have no effect on the existing Contract Value. Such Contract Value, however, may be transferred among the Investment Options in the manner described in THE CONTRACT – Transfers and Market-timing Restrictions.

Custom Model

The Custom Model program allows you, with the help of your financial advisor, to create your own asset allocation model that will comply with the Investment Allocation Requirements for certain optional living benefit Riders. (See OTHER OPTIONAL RIDERS – General Information – Investment Allocation Requirements.) You will create your own model using the parameters listed below.

Parameters. To create your model, you may select Investment Options from the 4 Categories (Categories A, B, C and D) listed below. You must allocate at least 25% into each of Categories A, B, and C. You may not allocate more than 15% into any one Investment Option within Category A, B, or C. Category D is optional and you are not required to allocate any part of your Purchase Payment or Contract Value to this Category. If you choose to allocate your Purchase Payment or Contract Value to Category D, you are allowed to allocate up to 25% into any one Investment Option within Category D. Allocation percentages among the Categories must total 100%. The percentage allocation requirements only apply to your Variable Account Value. The model you create will be automatically rebalanced on a quarterly basis.

Example: Assume a $100,000 Purchase Payment. Following the parameters and using the Investment Options listed from the Categories below, you may allocate your Purchase Payment as follows:

•	Category A – 15% to Diversified Bond, 10% to Managed Bond and 5% to Cash Management,

•	Category B – 15% to Focused 30, 10% to Small-Cap Index, 10% to Mid-Cap Growth, 5% to Large-Cap Growth and 5% to Large-Cap Value, and

•	Category C – 10% to International Value, 10% to International Large-Cap and 5% to Emerging Markets.

The total allocated is 100%: Category A = 30%, Category B = 45% and Category C = 25%. If you want to include all 4 Categories when creating your model, you could adjust your allocation percentages in Categories A, B and C and allocate up to 25% to any combination of the Investment Options in Category D. Keep in mind that you may select any Investment Option within a Category and the allocation percentages among the Categories must total 100%.

Category A – Fixed Income Investment Options
Short Duration Bond	Cash Management	Managed Bond	Floating Rate Loan

High Yield Bond	Inflation Managed	Diversified Bond	Inflation Protected

Category B – Domestic Equity Investment Options
Small-Cap Growth	Long/Short Large-Cap	American Funds Growth-Income	American Funds Growth

Dividend Growth	Growth LT	Focused 30	Mid-Cap Equity

Large-Cap Value	Small-Cap Value	Small-Cap Equity	Main Street Core

Large-Cap Growth	Mid-Cap Growth	Small-Cap Index	Mid-Cap Value

Comstock	Equity Index

Category C – International Equity and Sector Investment Options
International Value	International Small-Cap	Technology	Health Sciences

International Large-Cap	Emerging Markets	Real Estate

Category D – Asset Allocation Investment Options
Invesco V.I. Balanced-Risk Allocation Fund	Portfolio Optimization Growth	AllianceBernstein VPS Balanced Wealth Strategy Portfolio	PIMCO Global Multi-Asset Portfolio

Portfolio Optimization Conservative	Portfolio Optimization Aggressive-Growth	GE Investments Total Return Fund	BlackRock Global Allocation V.I. Fund

Portfolio Optimization Moderate-Conservative	Franklin Templeton VIP Founding Funds Allocation Fund	American Funds Asset Allocation	Pacific Dynamix – Moderate Growth

Portfolio Optimization Moderate	Pacific Dynamix – Growth	Pacific Dynamix – Conservative Growth	MFS Total Return Series

You may make transfers between Investment Options within a particular Group or from one Group to another Group as long as you follow the Custom Model parameters. Transfers made will be subject to any transfer and market timing restrictions (see HOW YOUR

PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions). Subsequent Purchase Payments will be allocated according to your current model allocation instructions. Any withdrawals must be made on a pro rata basis from each of the Investment Options you selected for your model.

You may terminate your participation in the Custom Model program at any time. However, if you own an optional living benefit rider and do not allocate your entire Contract Value to another asset allocation model or Investment Options we make available for the Riders, your Rider will terminate. If you allocate any subsequent Purchase Payment or Contract Value inconsistent with the Custom Model parameters, make transfers between Investment Options outside the Custom Model parameters, or do not make a withdrawal on a pro rata basis, you will no longer be participating in the Custom Model program and your Rider will terminate. Work with your financial advisor and consider your options before making any Investment Option transfers. Any changes in the allocation percentages due to market performance will not be a violation of the program, since the model you created will automatically be rebalanced on a quarterly basis.

We are under no contractual obligation to continue this program and have the right to terminate or change the Custom Model program at any time.

Systematic Transfer Options

We offer 2 systematic transfer options: dollar cost averaging and portfolio rebalancing. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year. However, they are subject to the same requirements and restrictions as non-systematic transfers. Only portfolio rebalancing is available after you annuitize.

Dollar Cost Averaging

We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Contract Value from any one Investment Option to one or more of the other Variable Accounts. You may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar cost averaging allocations may not be made from the Fixed Account and a Variable Account at the same time. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Period during which each transfer is processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

You may request dollar cost averaging by sending a proper written request to us, or by telephone request provided an authorization for telephone requests is on file with us. The Contract Owner must designate the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

To elect the dollar cost averaging option, the Contract Value in the Variable Account or Fixed Account from which the dollar cost averaging transfers will be made must be at least $5,000. The minimum amount that may be transferred to any one Variable Account is $50. Currently, we are not enforcing the minimum Variable Account, Fixed Account and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Transfers from the Fixed Option under the dollar cost averaging program are subject to a minimum duration of 12 months. We may discontinue, modify, or suspend the dollar cost averaging option at any time. See the SAI for further information on the dollar cost averaging program.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g. 30% in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C). Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the SAI.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option. Transfers are limited to 25 for each calendar year. Only 2 transfers in any calendar month may involve any of the following Investment Options: Invesco V.I. Balanced-Risk Allocation Fund, GE Investments Total Return Fund, International Value, International Small-Cap, International Large-Cap, Emerging Markets, or PIMCO Global Multi-Asset. In addition, only 2 transfers into or out of each American Funds Investment Option (American Funds Asset Allocation, American Funds Growth or American Funds Growth-Income) may occur in any calendar month.

Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Cash Management Variable Investment Option are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, approved corporate owned life insurance policy rebalancing programs or automatic quarterly rebalancing under the Custom Model program are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Cash Management Investment Option prior to the start of the next calendar year.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify your financial advisor via telephone. If you (or your financial advisor) request a transfer via telephone that exceeds the above limitations, we will notify you (or your financial advisor) immediately.

Certain restrictions apply to any available fixed option. See THE FIXED ACCOUNT – Transfers and Withdrawals. Transfer requests are generally effective on the Business Day we receive them in proper form, unless you request a systematic transfer program with a future date.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a financial advisor or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from a financial advisor acting on behalf of more than one Contract Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Contract Value

The Contract Value is the sum of the amounts under the Contract held in each Variable Account of the Separate Account and in the Fixed Account, as well as the amount set aside in our Loan Account to secure any Contract Debt.

On each Valuation Date, the portion of the Contract Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. See Determination of Contract Value, below. No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of your Contract Value allocated to the Variable Accounts.

Determination of Contract Value

The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Contract Value has been allocated, Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of a Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of a Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

Assets in the Variable Accounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contract Owner’s interest in a Variable Account. When a Contract Owner allocates premiums to a Variable Account, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account by the Accumulation Unit value for the particular Variable Account at the end of the Valuation Period in which the premium is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The Accumulation Unit value of each Variable Account is determined on each Valuation Date at the close of the New York Stock Exchange which is usually 4:00 p.m. Eastern Time. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Variable Account and charges against the Variable Account.

The Accumulation Unit value of each Variable Account’s unit initially was $10. Determination of the value of the net assets of a Variable Account takes into account the following:

•	the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of a Fund,

•	any dividends or distributions paid by the corresponding Portfolio,

•	the charges, if any, that may be assessed by us for taxes attributable to the operation of the Variable Account, or to our operations with respect to the Contract, and

•	the mortality and expense risk charge under the Contract.

Your Variable Account Value Will Change

After we credit your Contract with Accumulation Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Accumulation Unit Value will not change the number of Units credited to your Contract.

Accumulation Unit Values will vary in accordance with the investment performance of the corresponding Portfolio.

For example, the value of Units in the Managed Bond Accumulation will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Accumulation Unit Values are also adjusted to reflect the applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Accumulation Units on each Business Day. The SAI contains a detailed discussion of these calculations.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) − C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a + b + c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see CHARGES, FEES AND DEDUCTIONS).

The Subaccount Unit Value may increase or decrease from one valuation period to another.

Full and Partial Withdrawals

You may obtain proceeds from a Contract by surrendering the Contract for its Full Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may be taken from your Contract’s Contract Value at any time while the Annuitant is living and before the Annuity Start Date, subject to the limitations under the applicable plan for Qualified Plans and applicable law. A full or unscheduled partial withdrawal request will be effective as of the end of the Valuation Period that we receive a proper written request.

The proceeds received upon a full withdrawal will be the Contract’s Full Withdrawal Value. The Full Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by us minus any maintenance fee, applicable contingent deferred sales charge, any optional Rider Charges, and any outstanding Contract Debt. A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. A request for a partial withdrawal will result in a payment by us in accordance with the amount specified in the partial withdrawal request. Upon payment, your Contract Value will be reduced by an amount equal to the payment and any applicable contingent deferred sales charge, and any applicable premium tax. If a partial withdrawal is requested that would leave the

Full Withdrawal Value in the Contract less than $500 then we reserve the right to treat the partial withdrawal as a request for a full withdrawal. However, we will not terminate your Contract if you own an optional rider and a partial withdrawal reduces the Net Contract Value to an amount less than $500.

The amount of a partial withdrawal will be withdrawn proportionately from your Contract Value in the Variable Accounts and the Fixed Account, except that you may instruct us otherwise with regard to an unscheduled partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may result in the deduction of a contingent deferred sales charge. See CHARGES, FEES AND DEDUCTIONS – Contingent Deferred Sales Charge.

A full or partial withdrawal, including a scheduled withdrawal, may result in a tax charge to reimburse us for any tax on premiums on a Contract that may be imposed by various states and municipalities. See CHARGES, FEES AND DEDUCTIONS – Premium Tax and Other Taxes.

A full or partial withdrawal, including a scheduled partial withdrawal, may result in receipt of taxable income to you and, in some instances, in a tax penalty. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 401(k), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. In the case of Contracts issued in connection with tax qualified retirement plans under Section 403(b), Section 403(b) imposes restrictions on certain distributions. For more information, see Restriction on Withdrawals from 403(b) Programs. The tax consequences of a withdrawal under the Contract should be carefully considered. See FEDERAL TAX ISSUES.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may result in a withdrawal charge assessment.

Special Requirements for Full Withdrawals and Payments to Third Party Payees

Instructions for a full withdrawal and surrender of your Contract in proper form includes, among other things, a return of the original Contract or a lost contract affidavit. For your convenience, our Withdrawal Request form includes a lost contract affidavit for your use in providing us with your full withdrawal and surrender instructions. If you wish to have a full or partial withdrawal check made payable to a third-party payee, you must provide complete instructions and an original signature is required on the Withdrawal Request form or your withdrawal request instructions. If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit a Withdrawal Request form or a Lost Contract Affidavit if no Withdrawal Request form is completed.

Preauthorized Scheduled Withdrawals

We have implemented a feature under which preauthorized scheduled withdrawals may be elected. Under this feature, you may elect to receive preauthorized scheduled partial withdrawals while the Annuitant is living before the Annuity Start Date and after the Free Look period by notifying us in a form satisfactory to us. A Contract Owner may designate the scheduled withdrawal amount as a percentage of Contract Value allocated to the Variable Accounts and Fixed Account, or as a specified dollar amount, and the desired frequency of the scheduled withdrawals, which may be monthly, quarterly, semi-annually or annually. The day of the month that you wish each scheduled withdrawal to be effected may also be elected.

We reserve the right for any scheduled withdrawal to be a minimum of $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge and any applicable premium tax. Any scheduled withdrawal that equals or exceeds the Full Withdrawal Value will be treated as a full withdrawal. In no event will payment of a scheduled withdrawal exceed the Full Withdrawal Value less any applicable premium tax. The Contract will automatically terminate if a scheduled withdrawal causes the Contract’s Full Withdrawal Value to equal zero.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. The amount of your refund may be more or less than the Purchase Payments you have made. If you return your Contract and it is post-marked during the Free Look period, it will be cancelled as of the date we receive your Contract. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges, and minus any additional amount credited as described in CHARGES, FEES AND DEDUCTIONS – Waivers and Reduced Charges. You bear the investment risk on any additional amount credited.

In some states we are required to refund your Purchase Payments. If your Contract was issued in such a state and you cancel your Contract during the Free Look period, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value. In addition, if your Contract was issued as an IRA and you return your Contract within 7 days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested, we will comply with state requirements. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

See ADDITIONAL INFORMATION – State Considerations.

For replacement business and in some states, the Free Look period may be extended and the amount returned may be different than as otherwise described above. Please consult with your financial advisor if you have any questions regarding your state’s Free Look period and the amount of any refund.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page, or on a notice that accompanies your Contract.

If your Contract is issued in exchange for another annuity contract or life insurance policy, our administrative procedures may vary, depending on the state in which your contract is delivered.

Death Benefit

If the Annuitant dies during the Accumulation Period, we will pay the death benefit proceeds to the Beneficiary upon receipt of due proof of the Annuitant’s death and instructions regarding payment to the Beneficiary. If there are Joint Annuitants, the death benefit proceeds will only be payable upon receipt of due proof of death of both Annuitants during the Accumulation Period and instructions regarding payment. In the event there is no Beneficiary living on the date of death of the Annuitant during the Accumulation Period, we will pay the death benefit proceeds to the Owner, if living; otherwise to the Owner’s estate. If the death of the Annuitant occurs on or after the Annuity Start Date and there is no living Beneficiary on the date of death, any remaining unpaid payments for a specified period or specified amount will be made to the Owner, if living; otherwise to the Owner’s estate.

The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt. On or before the 5th Contract Anniversary, the amount of the death benefit will be the greater of:

•	the Contract Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment, or

•	the aggregate Purchase Payments received less any reductions caused by previous withdrawals.

Unless otherwise required by state insurance authorities, after the 5th Contract Anniversary the amount of the death benefit will be the greater of:

•	the Contract Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment,

•	the aggregate Purchase Payments received less any reductions caused by previous withdrawals, or

•	subject to approval of state insurance authorities, the “Minimum Guaranteed Death Benefit.”

After the 5th Contract Anniversary up to the 10th Contract Anniversary, the Minimum Guaranteed Death Benefit is equal to the Contract Value on the 5th Contract Anniversary plus any premiums received after the 5th Contract Anniversary and less any reductions caused by previous withdrawals taken after the 5th Contract Anniversary. The Minimum Guaranteed Death Benefit is adjusted on the tenth Contract Anniversary and each succeeding 5th Contract Anniversary to the greater of the most recent Minimum Guaranteed Death Benefit or the Contract Value as of such Anniversary, and during the next five year interval, is decreased by any reductions caused by partial withdrawals and increased by any Purchase Payments since such 5th Contract Anniversary. After the Contract Year in which the Annuitant reaches Age 85, or after the death of the Owner or Annuitant, whichever occurs first, the Minimum Guaranteed Death Benefit will no longer be adjusted on each 5th Contract Anniversary (except for adjustments for reductions caused by partial withdrawals and for Purchase Payments).

For purposes of the calculations to determine the Death Benefit, the reductions caused by previous withdrawals are calculated by multiplying aggregate Purchase Payments received, the Contract Value at the 5th Contract Anniversary, or most recent Minimum Guaranteed Death Benefit, as applicable, prior to each withdrawal by the ratio of the amount of the withdrawal to the Contract Value immediately prior to each withdrawal.

The death benefit proceeds will be paid to the Beneficiary in a single sum or under one of the Annuity Options, as directed by you or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A qualified tax adviser should be consulted in considering Annuity Options.

Death of Owner

If the Owner of a Contract issued in connection with a Non-Qualified Plan dies before the Annuitant and before the Annuity Start Date, the death benefit proceeds will be paid upon receipt of due proof of the Owner’s death and instructions regarding payment. If there are Joint Owners, the term Owner means the first Joint Owner to die.

Death benefit proceeds will be paid to the Joint Owner or Contingent Owner, if any, otherwise to the Owner Beneficiary. If there is no Owner Beneficiary, death benefit proceeds will be paid to the Owner’s estate. If an Owner is not also an Annuitant, then in the event that the deaths of the Owner and the Annuitant occur under circumstances in which it cannot be determined who died first, payment will be made to the Annuitant’s Beneficiary. If the Owner and the Annuitant are the same, payment will be made to the Annuitant’s Beneficiary. If the surviving spouse of the deceased Owner is the Owner Beneficiary, or is the sole surviving joint tenant or Contingent Owner, such spouse may continue this Contract in force as Owner (and Annuitant if the deceased Owner was the sole Annuitant), rather than receive the death benefit proceeds, until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Start Date. For any Designated Beneficiary other than a surviving spouse, any death benefit proceeds under this Contract must begin distribution within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner’s death, or, if permitted by the IRS, a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under Section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof in a form satisfactory to us of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The death benefit is as stated in the THE CONTRACT – Death Benefit section, except that the Owner’s Age, as opposed to the Annuitant’s, is used in determining the death benefit.

If the Owner of the Contract is a non-individual person, these distribution rules are applicable upon the death of or a change in the primary Annuitant for purposes of determining when a distribution must be made under the Contract. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner for such distribution timing purposes. Payment of death benefit proceeds will be made to Annuitant’s Beneficiary, if the Owner is the Annuitant’s Beneficiary, the “Death Benefit” will be the Contract Value if the Owner elects to maintain the Contract, or the Full Withdrawal Value if the Owner elects a cash distribution, as of the Valuation Date we receive, in a form satisfactory to us, the request to change the primary Annuitant and instructions regarding distribution or maintenance. These distribution requirements do not apply to Contracts issued in connection with a Qualified Plan as defined in Section 401 or 403 of the Code.

On the death of any Owner on or after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death. No death benefit will be paid if the Owner dies on or after the Annuity Start Date. On the death of the Annuitant, any unpaid benefit will be paid to the Beneficiary of the Annuitant, if living, otherwise to the Owner, if living; otherwise to the Owner’s estate. See FEDERAL TAX ISSUES for a discussion of the tax consequences in the event of death.

The above distribution rules will determine when a distribution must be made under the Contract. These rules do not affect our determination of the amount of benefit payable or distribution proceeds.

CHARGES, FEES AND DEDUCTIONS

Contingent Deferred Sales Charge

We do not make any deduction for sales charges from Purchase Payments paid for a Contract before allocating them to your Contract Value. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by us on a full or partial withdrawal, depending upon the amount of time such withdrawal amounts have been held under the Contract. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. No charge will be imposed upon:

•	payment of death benefit proceeds under the Contract for certain non-natural Owners,

•	withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or

•	annuitization if your Contract has been in force 2 years.

If an Annuity Option offered under the Contract is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each instance, the Annuity Period is at least 5 years. After the 1st Contract Anniversary, the withdrawal charge will also be waived on a full or partial withdrawal if the Annuitant has been diagnosed with a medically determinable condition which results in a life expectancy of 12 months or less. This waiver will be subject to medical evidence satisfactory to us, and certain other conditions specified in the Contract.

If you annuitize your Contract by electing the GIA Plus Annuity Option, the waiver of withdrawal charges described above will not apply.

Withdrawals Free of a Withdrawal Charge

Subject to the amount available for withdrawal provisions described in the Full and Partial Withdrawal subsection, during a Contract Year, you may withdraw amounts up to your “Eligible Purchase Payments” without incurring a withdrawal charge. Eligible Purchase Payments include 10% of all Purchase Payments that have an “age” of less than 6 years, plus 100% of all Purchase Payments that have an “age” of 6 years or more. Once all Purchase Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your earnings and will be free of the withdrawal charge. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required minimums from certain Qualified Plans are included within the calculations. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all Eligible Purchase Payments plus all earnings even if all Purchase Payments have not been deemed withdrawn.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charge (your total Purchase Payments were $17,000, so 10% of that equals $1,700). After this withdrawal, your Contract Value is $17,300. In Contract Year 4, you may withdraw another $1,700 (10% of the total Purchase Payments of $17,000) free of any withdrawal charge.

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the beginning of the day preceding your next Contract Anniversary. Beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

Withdrawal
Charge (as a
percentage of the
“Age” of Premium	Purchase Payment
in Years	withdrawn)
1	6%
2	6%
3	5%
4	4%
5	3%
6	0%

For purposes of the charge, a withdrawal will be attributed to Purchase Payments in the order they were received by us, then earnings and before any deductions for other charges due or taxes are made, even if you elect to redeem amounts allocated to an Account (including the Fixed Account) other than an Account to which Purchase Payments were allocated. We also account for any eligible Purchase Payments that are still in the surrender charge period that may be withdrawn without incurring a withdrawal charge (e.g. free 10%). See CHARGES, FEES AND DEDUCTIONS – Contingent Deferred Sales Charge – Withdrawals Free of a Withdrawal Charge. If the Contract is surrendered or a scheduled withdrawal causes the Full Withdrawal Value to equal zero, any amount allocated to the Loan Account will be included in determining the charge. The withdrawal charge will be deducted proportionately among all Investment Options from which the withdrawal occurs. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1 and make an additional Purchase Payment of $7,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3 you make a withdrawal of $9,000. At this point, total Purchase Payments equal $17,000, Earnings equal $2,000, and the “age” of the applicable Purchase Payments withdrawn is 3 Years. 10% of all Purchase Payments made ($1,700) may be withdrawn free of a withdrawal charge per Contract Year. The amount of the withdrawal charge applied would be $365 ($9,000 − $1,700 = $7,300; $7,300 × 5% = $365).

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the withdrawal charge amount. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of each Variable Account for mortality and expense risks assumed by us under the Contracts. The charge is equal to an annual rate of 1.25% of the average daily net assets of each Variable Account. This amount is intended to compensate us for certain mortality and expense risks we assume in offering and administering the Contracts and in operating the Variable Accounts.

The expense risk is the risk that our actual expenses in issuing and administering the Contracts and operating the Variable Accounts will be more than the charges assessed for such expenses. The mortality risk borne by us is the risk that Annuitants, as a group, will live longer than our actuarial tables predict. In this event, we guarantee that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. We also assume a mortality risk in connection with the death benefit under the Contract.

We may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but we may realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the contingent deferred sales charge.

Administrative Charge

We deduct a monthly administrative charge equal to 0.0125% multiplied by a Contract’s Contract Value in the Variable Accounts and the Fixed Account, which will be deducted monthly, beginning on the Monthly Anniversary following the Contract Date, during the Accumulation Period. This charge is equivalent to an annual rate of 0.15% of a Contract’s Contract Value in the Variable Accounts and the Fixed Account. On Contracts issued in connection with applications received by us before May 1, 1992, this charge is currently reduced to 0.01% (0.12% on an annual basis), and, if the initial premium is $50,000 or more on such contracts, to 0.005% (0.06% on an annual basis). We reserve the right to increase the administrative charge on such contracts, but in no event will the charge exceed 0.15% on an annual basis. The charge will be assessed to each Account in proportion to the Contract’s Contract Value in each Variable Account and the Fixed Account. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and/or a deduction from the Fixed Account.

Maintenance Fee

During the Accumulation Period, an annual fee of $30 is deducted on each Contract Anniversary to cover the costs of maintaining records for the Contracts. The fee will be assessed to each Account in proportion to the Contract’s Contract Value in each Variable Account and the Fixed Account. Upon annuitization or a full withdrawal, the charge will be pro-rated for the portion of the Contract year during which the Contract was in force. This charge is currently waived on Contracts issued for which Purchase Payments received in the first Contract Year equal $50,000 or more, or if you annuitize or make a full withdrawal on other than your Contract Anniversary. We reserve the right to impose the charge on Contracts on which the fee is waived in the future. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and or a deduction from the Fixed Account. Any portion of the annual fee we deduct from a fixed option (if available under the Contract) will not be greater than the annual interest credited in excess of the options minimum guaranteed interest rate.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See THE CONTRACT – Transfers and Market-timing Restrictions and THE FIXED ACCOUNT.

Optional Rider Charges

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options on a proportionate basis.

Depending on which Rider you own, the charge is deducted each Contract Anniversary or every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The Rider charge will be deducted while the Rider remains in effect, when the Rider terminates and for some Riders on the Annuity Date. The annual charge for GIA 5 and GIA II will be charged on the Annuity Date if the Rider is still in effect. The charge is deducted in arrears each Contract Anniversary or Quarterly Rider Anniversary.

If your Rider charge is deducted each Contract Anniversary and your Rider terminates on a Contract Anniversary, the entire charge for the prior year will be deducted on that anniversary. If the Rider terminates prior to a Contract Anniversary, a prorated charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider charge is deducted each Quarterly Rider Anniversary and your Rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted on that anniversary. If the Rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

Any portion of the Rider’s charge we deduct from any fixed option will not be greater than the annual interest credited in excess of 4%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

An optional Rider annual charge percentage may change if a Step-Up/Reset occurs under the Rider provisions. However, the annual charge percentage will not exceed the maximum annual charge percentage (indicated in the table below) for the applicable Rider. You may elect to opt-out of a Reset and your annual charge percentage will remain the same as it was before the Reset. If an Automatic Reset or Owner-Elected Reset never occurs, the annual charge percentage established on the Rider Effective Date is guaranteed not to change.

Annual Charge Percentage Table

		Maximum
	Current	Annual Charge	To determine the amount to be
	Annual Charge	Percentage	deducted, the Annual Charge	The Charge is
Optional Rider	Percentage	Under the Rider	Percentage is multiplied by the:	deducted on each:

CoreIncome Advantage Plus (Single)	0.30%	1.20%	Protected Payment Base	Quarterly Rider Anniversary

CoreIncome Advantage 5 Plus (Single)	0.60%	1.50%	Protected Payment Base	Quarterly Rider Anniversary

CoreIncome Advantage 5	0.60%	1.20%	Protected Payment Base	Quarterly Rider Anniversary

CoreProtect Advantage[1]	0.85%	1.50%	Protected Payment Base	Quarterly Rider Anniversary

CoreIncome Advantage Rider[2]	0.30%	1.00%	Protected Payment Base	Quarterly Rider Anniversary

Flexible Lifetime Income Plus[3]	1.50%	1.50%	Protected Payment Base	Contract Anniversary

Foundation 10[4]	1.50%	1.50%	Protected Payment Base	Contract Anniversary

Automatic Income Builder[5]	1.05%	1.50%	Protected Payment Base	Contract Anniversary

Flexible Lifetime Income[6]	0.90%	1.20%	Protected Payment Base	Contract Anniversary

Lifetime Income Access Plus[7]	0.90%	1.20%	Contract Value	Contract Anniversary

Income Access Plus[8]	0.80%	1.20%	Contract Value	Contract Anniversary

Income Access[9]	0.75%	0.75%	Contract Value	Contract Anniversary

Guaranteed Protection Advantage 3 (GPA 3)[10]	0.95%	1.00%	Guaranteed Protection Amount	Contract Anniversary

Guaranteed Protection Advantage 5 (GPA 5)[11]	0.75%	0.75%	Contract Value	Contract Anniversary

Guaranteed Protection Advantage (GPA)	0.10%	0.10%	Contract Value	Contract Anniversary

Guaranteed Income Advantage Plus (GIA Plus)[12]	0.75%	0.75%	Greater of Contract Value or Guaranteed Income Base	Contract Anniversary

Guaranteed Income Advantage 5 (GIA 5)	0.40%	0.75%	Contract Value	Contract Anniversary

Guaranteed Income Advantage II (GIA II)	0.70%	1.00%	Contract Value	Contract Anniversary

[1]	If you purchased CoreProtect Advantage and the Rider Effective Date is before May 2, 2011, the charge percentage is equal to 1.05%. A Reset must occur on or after May 2, 2011 to receive the reduced charge percentage of 0.85%.

[2]	If you purchased CoreIncome Advantage and the Rider Effective Date is before June 1, 2010, the charge percentage is equal to 0.40%. A Reset must occur on or after June 1, 2010 to receive the reduced charge percentage of 0.30%.

[3]	If you purchased Flexible Lifetime Income Plus and the Rider Effective Date is before January 1, 2009, the charge percentage is equal to 0.85% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after January 1, 2009 and before May 1, 2009, the charge percentage is equal to 0.95% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after May 1, 2009 and before October 1, 2009, the charge percentage is equal to 1.25% unless a Reset occurs.

[4]	If you purchased Foundation 10 and the Rider Effective Date is before January 1, 2009, the charge percentage is equal to 0.85% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after January 1, 2009 and before October 1, 2009, the charge percentage is equal to 1.35% unless a Reset occurs.

[5]	If you purchased Automatic Income Builder and the Rider Effective Date is before January 1, 2009, the charge percentage is equal to 0.85% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after January 1, 2009 and before November 1, 2010, the charge percentage is equal to 0.95% unless a Reset occurs.

[6]	If you purchased Flexible Lifetime Income and the Rider Effective Date is before November 1, 2010, the charge percentage is equal to 0.65% unless a Reset occurs.

[7]	If you purchased Lifetime Income Access Plus and the Rider Effective Date is before July 1, 2006, the charge percentage is equal to 0.40% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after July 1, 2006 and before November 1, 2010, the charge percentage is equal to 0.60% unless a Reset occurs.

[8]	If you purchased Income Access Plus and the Rider Effective Date is before November 1, 2010, the charge percentage is equal to 0.40% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after November 1, 2010 and before May 2, 2011, the charge percentage is equal to 0.60% unless a Reset occurs.

[9]	If you purchased Income Access and the Rider Effective Date is before March 1, 2004, the charge percentage is equal to 0.30% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after March 1, 2004 and before May 1, 2009, the charge percentage is equal to 0.40% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after May 1, 2009 and before October 1, 2009, the charge percentage is equal to 0.65% unless a Step-Up occurs.

[10]	If you purchased GPA 3 and the Rider Effective Date is before January 1, 2009, the charge percentage is equal to 0.45% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after January 1, 2009 and before May 1, 2009, the charge percentage is equal to 0.55% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after May 1, 2009 and before October 1, 2009, the charge percentage is equal to 0.75% unless a Step-Up occurs.

[11]	If you purchased GPA 5 and the Rider Effective Date is before March 1, 2004, the charge percentage is equal to 0.10% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after March 1, 2004 and before May 1, 2008, the charge percentage is equal to 0.25% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after May 1, 2008 and before January 1, 2009, the charge percentage is equal to 0.40% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after January 1, 2009 and before November 1, 2010, the charge percentage is equal to 0.55% unless a Step-Up occurs.

[12]	If you purchased GIA Plus and the Rider Effective Date is before May 1, 2009, the charge percentage is equal to 0.50%.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

For Contracts issued before May 1, 2007, we may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, financial advisors and employees of broker/dealers with a current selling agreement with us and their affiliates, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Contracts owned by Eligible Persons. If such Contracts are purchased directly through Pacific Select Distributors, Inc. (PSD), Eligible Persons will not be afforded the benefit of services of any other broker/dealer and will bear the responsibility of determining whether a variable annuity, optional benefits and underlying Investment Options are appropriate, taking into consideration age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. In addition, Eligible Persons who purchased their Contract through PSD, must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts.

The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person’s Contract when we apply the Investments. We may also agree to waive minimum Investment requirements for Eligible Persons.

We will only waive or reduce such charges or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. Any additional amounts will be added to the Contract when we apply Purchase Payments. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, in most states you may not receive any amount credited if you return your Contract during the Free Look period as described under THE CONTRACT – Right to Cancel (“Free Look”).

For certain trusts, we may change the order in which withdrawals are applied to Purchase Payments and earnings to determine any withdrawal charge.

Guarantee of Certain Charges

We guarantee that the charge for mortality and expense risks will not increase. The maintenance fee is guaranteed not to exceed $30. The administrative charge is guaranteed not to exceed an annual rate of 0.15% of a Contract Owner’s Contract Value less any Contract Debt. We do not intend to profit from the administrative charge and maintenance fee.

Premium Tax and Other Taxes

Various states and municipalities impose a tax on premiums (“premium tax”) on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, your state of residence, the Annuitant’s state of residence, and the insurance tax laws and our status in a particular state. We assess a premium tax charge to reimburse us for premium taxes that we incur on behalf of the Contract Owner. This charge will be deducted upon annuitization or upon full withdrawal if premium taxes are incurred and are not refundable. Partial withdrawals, including scheduled withdrawals, may result in a premium tax charge if a premium tax is incurred by us and it is not refundable. We reserve the right to deduct premium taxes when incurred. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the amount of the transaction, the aggregate amount of the Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract. We may charge Variable Accounts of the Separate Account for the Federal, state, or local income taxes we incur that are attributable to the Separate Account and its Variable Accounts, or to our operations with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See FEDERAL TAX ISSUES – Taxes on Pacific Life.

Fund Expenses

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Fund Portfolios, net of any applicable reductions and/or reimbursements. These fees and expenses may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Expenses of fund of funds Investment Options may be higher than non fund of funds Investment Options due to the two tiered level of expenses. See the Fund prospectuses for detailed portfolio expenses and other information before investing.

ANNUITY PERIOD

General

You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the first day of the month following the Annuitant’s 95th birthday (85th birthday in Pennsylvania, and for certain trusts, 100th birthday, unless state law requires otherwise), although the terms of a Qualified Plan generally require annuitization at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the Contract Anniversary nearest the Annuitant’s 85th birthday if the Contract is issued in connection with a Non-Qualified Plan. See Selection of an Option. If there are Joint Annuitants, the birth date of the younger Annuitant will be used to determine the latest Annuity Start Date. Adverse tax consequences may occur if the Annuity Start Date is prior to the Owner’s reaching Age 59 1/2.

On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below, unless a lump sum distribution has been elected. The proceeds attributable to the Variable Accounts will be transferred to the General Account. The proceeds will be equal to your Contract Value in the Investment Options (which excludes Contract Value in the Loan Account) as of the Annuity Start Date, reduced by any applicable premium taxes and/or other taxes, prorated portion of maintenance fee due, any optional Rider Charges and any applicable Contingent Deferred Sales Charge. However, no Contingent Deferred Sales Charge will be imposed if the Contract has been in force two years, and an Annuity Option is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each case, the Annuity Period is five years or longer.

The Contracts provide for five optional annuity forms. A lump sum distribution may also be elected. Other Annuity Options may be available upon request at our discretion. All Annuity Options are fixed and the annuity payments remain constant throughout the Annuity Period. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1, 2, and 3, the rates will vary based on the Age and sex of the Annuitant, except that unisex rates are available where required by law. In the case of Options 4 and 5, as described below, Age and sex are not considerations. The annuity rates are based upon an assumed interest rate of 4%, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option. For non-qualified Contracts and Contracts used in connection with a Qualified Plan under Section 408 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1 or, if a non-qualified Contract and Joint Annuitants are named, a joint and 50% last survivor annuity under Option 3. For a Contract used in connection with a Qualified Plan under Section 401 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1, or, for a married Annuitant, a joint and 50% survivor annuity as described in Option 2 below.

Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50. If the frequency of payments selected would result in payments of less than $50, we reserve the right to change the frequency. We also reserve the right to pay the Contract proceeds in a lump sum if the proceeds are less than $10,000. Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump sum settlement in lieu thereof.

You may, during the lifetime of the Annuitant, designate or change an Annuity Start Date, Annuity Option, and Contingent Annuitant, provided we receive proper written notice at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be after the date the written notice is received by us.

The Contract contains annuity tables for each Annuity Option described below. The tables show the dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option. We reserve the right to offer variable annuity options in the future.

Annuity Options

Option 1 – Life Income with Guaranteed Payment of 10 or 20 Years

Periodic payments are made to the designated payee during the lifetime of the Annuitant with payments guaranteed for a specified period, which may be ten or twenty years, as elected.

Option 2 – Joint and Survivor

Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are based on the life of the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. Payments made based on the life of the secondary Annuitant may be in installments equal to 50%, 66 2/3% or 100% of the original payment amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

Option 3 – Joint and Last Survivor

Periodic annuity payments will be made while both the Annuitants are living, and, after the death of either of the Annuitants, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the surviving Annuitant for so long as he or she lives. AS IN THE CASE OF OPTION 2, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

Option 4 – Fixed Payments for Specified Period

Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed 3 through 30 years (in full years only).

Option 5 – Fixed Payments of a Specified Amount

Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner’s estate.

If the Annuitant dies before the guaranteed payments under Annuity Options 1 and 4 are completed, we will pay the remainder of the guaranteed payments to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

•	the Owner;

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary, or

•	the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Selection of an Option

You should carefully review the Annuity Options with your financial or tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire. For Non-Qualified Plans, annuity payments must begin no later than the first day of the month following the Annuitant’s 95th birthday. Under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

THE FIXED ACCOUNT

You may allocate all or a portion of your Investments to the Fixed Account and you may transfer Contract Value to the Fixed Account. Amounts allocated to a fixed option become part of our General Account, which supports our insurance and annuity obligations. In reliance on certain exemptive and exclusionary provisions, interests in the fixed options have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the fixed options have not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither any fixed option nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to any fixed option. This disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding any fixed option. For more information regarding a fixed option, see THE CONTRACT.

Amounts allocated to a fixed option become part of our General Account, which consists of all assets we own other than those in the Separate Account and our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other businesses. Any guarantees provided for under the contract or through optional riders are backed by our financial strength and claims paying ability. You must look to the strength of the insurance company with regard to such guarantees.

Interest

Amounts allocated to a fixed option earn interest at a fixed rate or rates that are paid by us. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least 0.3273% per month, compounded monthly, which is equivalent to an annual effective rate of 4% per year, and which will accrue daily (“Guaranteed Rate”). Such interest will be paid regardless of the actual investment experience of a fixed option. In addition, we may in our discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. We will determine the Current Rate, if any, from time to time. If we determine a Current Rate that exceeds the Guaranteed Rate, premiums or transfers allocated or made to a fixed option during the time the Current Rate is in effect are guaranteed to earn interest at that particular Current Rate until the next Contract Anniversary. Upon the Contract Anniversary, a Current Rate or Rates may be paid that would remain in effect until the next succeeding Contract Anniversary.

Contract Value that was allocated or transferred to a fixed option during one Contract Year may be credited with a different Current Rate than amounts allocated or transferred to a fixed option in another Contract Year. Therefore, at any given time, various portions of your Contract Value allocated to a fixed option may be earning interest at different Current Rates, depending upon the Contract Year during which such portions were originally allocated or transferred to a fixed option. We bear the investment risk for the Contract Value allocated to a fixed option and for paying interest at the Guaranteed or Current Rates, as applicable, on amounts allocated to a fixed option.

For purposes of determining the interest rates to be credited on remaining Contract Value in a fixed option, withdrawals, loans, or transfers from a fixed option will be deemed to be taken from premiums or transfers in the order in which they were credited to a fixed option, and interest attributable to each such premium or transfer shall be deemed taken before the amount of each premium or transfer.

Bail Out Provision

The first time that the interest rate paid on any portion of your Contract Value allocated to the Fixed Account falls 1% or more below the initial Current Rate credited to the premium or transfer from which that portion of Contract Value is derived, the limitations on transfers from the Fixed Account to the Variable Accounts will be waived for 60 days with respect to that portion of Contract Value in the Fixed Account.

Death Benefit

The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in a fixed option as for a Contract that has Contract Value allocated to the Variable Accounts. See THE CONTRACT – Death Benefit.

Contract Charges

The contingent deferred sales charge, the administrative charge, the maintenance fee, any optional Rider Charges, and premium taxes and/or other taxes will be the same for Contract Owners who allocate Investments or transfer Contract Value to the Fixed Account, as for those who allocate Investments to the Variable Accounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent your Contract Value is allocated to the Fixed Account; however, to that extent you will not participate in the investment experience of the Variable Accounts.

Transfers and Withdrawals

Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts after the Free Look period, subject to the following limitations. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period except as provided under the Dollar Cost Averaging Option. Further, if you have $1,000 or more in the Fixed Account, you may not transfer more than 20% of such amount to the Variable Accounts in any 12-month period except as provided under Dollar Cost Averaging. Currently there is no charge imposed upon transfers.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, and the portfolio rebalancing program, or an approved asset allocation program are excluded from the limitation.

We reserve the right to waive the restrictions that limits transfers from the Fixed Account to one transfer within the 30 days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Account in any given Contract year. We may process requests for transfers from the Fixed Account that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. transfers are limited to 25 for each calendar year.

You may also make full and partial withdrawals to the same extent as a Contract Owner who has allocated Contract Value to the Variable Accounts. See THE CONTRACT – Full and Partial Withdrawals. In addition, to the same extent as Contract Owners with Contract Value in the Variable Accounts, the Owner of a Contract used in connection with a Qualified Plan under Section 403(b) of the Internal Revenue Code may obtain a loan.

Payments from the Fixed Option

Full and partial withdrawals, loans, and transfers from a fixed option may be delayed for up to six months after a written request in proper form is received by us. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to a fixed option. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by us.

MORE ABOUT THE CONTRACT

Ownership

The Contract Owner is the individual named as such in the application or in any later change shown in our records. While the Annuitant is living, the Contract Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or we allow.

Joint Owners. Joint Owners are permitted only for Contracts issued in connection with Non-Qualified Plans. Any Contract transaction requires the signature of all persons named jointly. Also see ADDITIONAL INFORMATION – Telephone and Electronic Transactions.

Contingent Owner. A Contingent Owner, if named in the application, succeeds to the rights of Owner if the Owner dies before the Annuitant during the Accumulation Period.

Designation and Change of Beneficiary

The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Annuitant while the Contract is in force by written request to us. Any change or addition will generally take effect only when we receive all necessary documents in proper form at our Service Center and record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. A Contingent Beneficiary may be designated. You may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions on the beneficiary designation.

Payments from the Separate Account

We ordinarily will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days from the Valuation Date on which a proper request is received by us or, if sooner, other period required by law. However, we can postpone the calculation or payment of such a payment or transfer of amounts from the Variable Accounts to the extent permitted under applicable law, which is currently permissible only for any period:

•	during which the New York Stock Exchange is closed other than customary weekend and holiday closings,

•	during which trading on the New York Stock Exchange is restricted as determined by the SEC, or

•	during which an emergency, as determined by the SEC, exists as a result of which;

•	disposal of securities held by the Separate Account is not reasonably practicable, or

•	it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	for such other periods as the SEC may by order permit for the protection of investors.

Proof of Age and Survival

We may require proof of age or survival of any person on whose life annuity payments depend.

Restriction on Withdrawals from 403(b) Programs

Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989.

Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may only be met by the distribution.

An Owner of a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an Employer’s Section 403(b) arrangement.

In accordance with Code Section 403(b) and final regulations published on July 26, 2007 (“Final Regulations”), as of January 1, 2009 (or earlier if we or your 403(b) employer has entered into an agreement pursuant to the Final Regulations), we are required to provide information regarding loans or hardship distributions from your contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, in connection with your request for a loan, a hardship distribution or a rollover, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer). Finally, transfers of 403(b)s (formerly allowed under Revenue Ruling 90-24) will only be allowed where the receiving financial institution has signed an information sharing agreement with your employer.

Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code restricts withdrawal of contributions and earnings in a variable annuity contract in the Texas Optional Retirement Program (ORP) prior to:

•	termination of employment in all Texas public institutions of higher education,

•	retirement,

•	death, or

•	the participant’s attainment of age 70 1/2.

A participant in the Texas ORP will not, therefore, be entitled to make full or partial withdrawals under a Contract unless one of the foregoing conditions has been satisfied. Appropriate certification must be submitted to redeem the participant’s account. Restrictions on withdrawal do not apply to transfers of values from one annuity contract to another during participation in the Texas ORP. Loans are not available in the Texas ORP.

Currently we do not accept applications for Contracts issued under the Texas ORP.

OTHER OPTIONAL RIDERS

General Information

Optional Riders are subject to availability (including state availability). Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with your financial advisor for advice on whether an optional Rider is appropriate for you. We reserve the right to restrict the purchase of an optional living benefit Rider to only Contract issue in the future.

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 days after the Contract Date or, if available, within 60 days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your election to purchase an optional Rider must be received in a form satisfactory to us at our Service Center.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits or the failure to receive lifetime withdrawals under a Rider.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 day period. We reserve the right to refuse a Reset/Step-Up request after the 60 day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 day period in which a Reset/Step-Up may be elected.

Some broker/dealers may limit their clients from purchasing some optional Riders based upon the client’s age or other factors. You should work with your financial advisor to decide whether an optional Rider is appropriate for you.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial advisor before taking a loan.

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit Rider (except for GIA II), you must allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. You may allocate your Contract Value according to the following requirements:

•	100% to one allowable Asset Allocation Model, OR

•	100% among allowable Investment Options.

Currently, the allowable Asset Allocation Models and Investment Options are as follows:

Allowable Asset Allocation Models

Custom Model

Allowable Investment Options

AllianceBernstein VPS Balanced Wealth Strategy Portfolio	Pacific Dynamix – Moderate Growth
American Funds Asset Allocation	Pacific Dynamix – Growth
BlackRock Global Allocation V.I. Fund	Portfolio Optimization Conservative
Franklin Templeton VIP Founding Funds Allocation Fund	Portfolio Optimization Moderate-Conservative
GE Investments Total Return Fund	Portfolio Optimization Moderate
Invesco V.I. Balanced-Risk Allocation Fund	Portfolio Optimization Growth
MFS Total Return Series	Portfolio Optimization Aggressive-Growth[1]
Pacific Dynamix – Conservative Growth	PIMCO Global Multi-Asset Portfolio

[1]	This Investment Option is not available for any optional living benefit rider with a Rider Effective Date on or after January 1, 2009.

You may transfer your entire Contract Value between an allowable Asset Allocation Model and allowable Investment Options, between allowable Asset Allocation Models or between allowable Investment Options, subject to certain transfer limitations. See THE CONTRACT – Transfers and Market-timing Restrictions. Keep in mind that you must allocate your entire Contract Value to either one allowable Asset Allocation Model or among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your Rider will terminate.

Allowable Asset Allocation Models – Custom Model. You may also make transfers between the Investment Options available under the Custom Model program as long as you follow the Custom Model parameters. However, if you make transfers, subsequent Purchase Payments or change the allocation percentages within your Custom Model and they do not comply with the Custom Model parameters, you will no longer be participating in the Custom Model program and your Rider will terminate. See THE CONTRACT – Custom Model for information about the program.

Allowable Investment Options. You may allocate your entire Contract Value among any of the allowable Investment Options listed in the table above.

By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract. We reserve the right to add, remove or change allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, or when we believe a change is necessary to protect our ability to provide the guarantees under these riders. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

We will send you written notice in the event any transaction made by you will involuntarily cause the Rider to terminate for failure to invest according to the investment allocation requirements. However, you will have 10 Business Days after the date of our written notice

(“10 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the Rider.

Multiple Rider Ownership

Only one withdrawal benefit rider (CoreIncome Advantage Plus (Single), CoreIncome Advantage 5 Plus (Single), CoreIncome Advantage 5, CoreProtect Advantage, CoreIncome Advantage, Flexible Lifetime Income Plus, Foundation 10, Automatic Income Builder, Flexible Lifetime Income, Lifetime Income Access Plus, Income Access Plus, or Income Access) may be owned or in effect at the same time. Only one income benefit rider (GIA Plus, GIA 5, or GIA II) may be owned or in effect at the same time. Only one accumulation benefit rider (GPA 3, GPA 5, or GPA) may be owned or in effect at the same time.

Withdrawal Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following withdrawal benefit Riders:

FROM	TO	WHEN

Income Access	CoreIncome Advantage CoreProtect Advantage CoreIncome Advantage 5 Plus (Single) CoreIncome Advantage 5 CoreIncome Advantage Plus (Single)	On any Contract Anniversary.

CoreIncome Advantage Plus (Single)	Income Access	On any Contract Anniversary.

	CoreProtect Advantage CoreIncome Advantage 5 Plus (Single) CoreIncome Advantage 5	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

CoreIncome Advantage 5 Plus (Single)	Income Access	On any Contract Anniversary.

	CoreIncome Advantage CoreProtect Advantage CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

CoreIncome Advantage 5	Income Access	On any Contract Anniversary.

	CoreIncome Advantage CoreProtect Advantage CoreIncome Advantage 5 Plus (Single) CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

CoreProtect Advantage	Income Access	On any Contract Anniversary.

	CoreIncome Advantage CoreIncome Advantage 5 Plus (Single) CoreIncome Advantage 5 CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

CoreIncome Advantage	Income Access	On any Contract Anniversary.

	CoreProtect Advantage CoreIncome Advantage 5 Plus (Single) CoreIncome Advantage 5 CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Income Access Plus	Income Access CoreIncome Advantage CoreProtect Advantage CoreIncome Advantage 5 Plus (Single) CoreIncome Advantage 5 CoreIncome Advantage Plus (Single)	On any Contract Anniversary.

Lifetime Income Access Plus	Income Access CoreIncome Advantage CoreProtect Advantage CoreIncome Advantage 5 Plus (Single) CoreIncome Advantage 5 CoreIncome Advantage Plus (Single)	On any Contract Anniversary.

FROM	TO	WHEN

Flexible Lifetime Income	Income Access	On any Contract Anniversary.

	CoreIncome Advantage CoreProtect Advantage CoreIncome Advantage 5 Plus (Single) CoreIncome Advantage 5 CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Foundation 10	Income Access	On any Contract Anniversary.

	CoreIncome Advantage CoreProtect Advantage CoreIncome Advantage 5 Plus (Single) CoreIncome Advantage 5 CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income Plus	Income Access	On any Contract Anniversary.

	CoreIncome Advantage CoreProtect Advantage CoreIncome Advantage 5 Plus (Single) CoreIncome Advantage 5 CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Automatic Income Builder	Income Access	On any Contract Anniversary.

	CoreIncome Advantage CoreProtect Advantage CoreIncome Advantage 5 Plus (Single) CoreIncome Advantage 5 CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base and Remaining Protected Balance (if applicable) under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base, Protected Payment Amount, any applicable Remaining Protected Balance and any Annual Credit that may be applied. In other words, your existing protected balances will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are withdrawal percentages, annual credit percentages, and lifetime income age requirements that differ between the Riders listed above. Work with your financial advisor prior to electing an exchange.

Accumulation Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following accumulation benefit Riders:

FROM	TO	WHEN

Guaranteed Protection Advantage (GPA) Guaranteed Protection Advantage 5 (GPA 5)	Guaranteed Protection Advantage 3 (GPA 3)	On any Contract Anniversary.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The initial Guaranteed Protection Amount under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Guaranteed Protection Amount under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Guaranteed Protection Amount. In other words, your existing Guaranteed Protection Amount will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are Step-Up eligibility requirements that differ between the Riders listed above. Work with your financial advisor prior to electing an exchange.

Optional Riders Not Available for Purchase

The Flexible Lifetime Income Plus, Automatic Income Builder, Flexible Lifetime Income, Foundation 10, Lifetime Income Access Plus, Income Access Plus, GIA Plus, GIA 5 and GIA II Riders are no longer available for purchase. If you purchased one of these Riders, you will find more information about the Rider in APPENDIX I: OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE.

CoreIncome Advantage Plus (Single)

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA, Inherited Roth IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Early Withdrawal – Any withdrawal that occurs before the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is 59 1/2 years of age.

Excess Withdrawal – Any withdrawal (except an RMD withdrawal) that occurs after the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59 1/2 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is 59 1/2 years of age or older, the Protected Payment Amount is equal to 4% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset to 4% of the Protected Payment Base each Contract Anniversary. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than 59 1/2 years of age, the Protected Payment Amount is equal to zero (0); however, once the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) reaches age 59 1/2, the Protected Payment Amount will equal 4% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner).

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is 59 1/2 years of age or older, the Protected Payment Amount is 4% of the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than 59 1/2 years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the oldest Owner (youngest Annuitant, in the case of a Non-Natural Owner) is 59 1/2 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX A: COREINCOME ADVANTAGE PLUS SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX A: COREINCOME ADVANTAGE PLUS SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

See example 6 in APPENDIX A: COREINCOME ADVANTAGE PLUS SAMPLE CALCULATIONS for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59 1/2 when the Contract Value is zero, the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59 1/2 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59 1/2 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

•	the Protected Payment Amount will be paid each year until the date of death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner),

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract, and

•	the Contract will cease to provide any death benefit.

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the 1st Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only fixed annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of an Owner or sole surviving Annuitant. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the date of the death of an Owner or the date of death of the sole surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of death of any Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information),

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount, or

•	the day the Contract Value is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59 1/2.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of the Protected Payment Amount (see the Depletion of Contract Value subsection). In this case, the Rider and the Contract will terminate the date of death of an Owner or the date of death of the sole surviving Annuitant.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX A: COREINCOME ADVANTAGE PLUS (SINGLE) SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage 5 Plus (Single)

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA, Inherited Roth IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Early Withdrawal – Any withdrawal that occurs before the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is 59 1/2 years of age.

Excess Withdrawal – Any withdrawal (except an RMD withdrawal) that occurs after the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59 1/2 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is 59 1/2 years of age or older, the Protected Payment Amount is equal to 5% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset to 5% of the Protected Payment Base each Contract Anniversary. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than 59 1/2 years of age, the Protected Payment Amount is equal to zero (0); however, once the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) reaches age 59 1/2, the Protected Payment Amount will equal 5% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner).

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is 59 1/2 years of age or older, the Protected Payment Amount is 5% of the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than 59 1/2 years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the oldest Owner (youngest Annuitant, in the case of a Non-Natural Owner) is 59 1/2 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX B: COREINCOME ADVANTAGE 5 PLUS SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX B: COREINCOME ADVANTAGE 5 PLUS SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

See example 6 in APPENDIX B: COREINCOME ADVANTAGE 5 PLUS SAMPLE CALCULATIONS for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59 1/2 when the Contract Value is zero, the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59 1/2 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59 1/2 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

•	the Protected Payment Amount will be paid each year until the date of death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner),

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract, and

•	the Contract will cease to provide any death benefit.

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the 1st Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only fixed annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of an Owner or sole surviving Annuitant. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the date of the death of an Owner or the date of death of the sole surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of death of any Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information),

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount, or

•	the day the Contract Value is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59 1/2.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of the Protected Payment Amount (see the Depletion of Contract Value subsection). In this case, the Rider and the Contract will terminate the date of death of an Owner or the date of death of the sole surviving Annuitant.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B: COREINCOME ADVANTAGE 5 PLUS (SINGLE) SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage 5

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA, Inherited Roth IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to 5% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial

Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider, unless withdrawals are guaranteed until the death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX C: COREINCOME ADVANTAGE 5 SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner).

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California). See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the 1st Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only fixed annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Contract Value or Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Contract Value and Remaining Protected Balance are greater than zero and the Owner dies while this Rider is in effect, the surviving spouse of the deceased Owner may elect to continue the Contract in accordance with its terms, and the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the date of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of the Protected Payment Amount. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX C: COREINCOME ADVANTAGE 5 SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreProtect Advantage

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) if the age of each Owner and Annuitant is at least 55 and no greater than 85 years of age on the date of purchase, the Contract is not issued as an Inherited IRA, Inherited Roth IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual Credit – An amount added to the Annual Credit Value.

Annual Credit Value – One of two values (the other value is the Highest Anniversary Value) that determine the Protected Payment Base prior to the earlier of:

•	the first withdrawal since the Rider Effective Date, or

•	10 Contract Anniversaries from the Rider Effective Date.

The Annual Credit Value is increased each year by any Annual Credits, plus any subsequent Purchase Payments received from the most recent Contract Anniversary, during the periods described above.

The initial Annual Credit Value is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Highest Anniversary Value – One of two values (the other value is the Annual Credit Value) that determine the Protected Payment Base prior to the earlier of:

•	the first withdrawal since the Rider Effective Date, or

•	10 Contract Anniversaries from the Rider Effective Date.

On any day after the Rider Effective Date and during the periods described above, the Highest Anniversary Value is equal to:

•	the Highest Anniversary Value as of the prior day, plus

•	Purchase Payments received by us on that day.

On any Contract Anniversary after the Rider Effective Date, the Highest Anniversary Value is equal to the greater of:

•	the Contract Value as of that Contract Anniversary, or

•	the Highest Anniversary Value immediately prior to that Contract Anniversary.

The initial Highest Anniversary Value is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to 5% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 64 or younger when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero. The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider, unless withdrawals are guaranteed until the death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). The Remaining Protected Balance will never be less than zero. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Adjustment to Protected Payment Base and Remaining Protected Balance Using the Annual Credit Value or Highest Anniversary Value

On each Contract Anniversary, while this Rider is in effect, before the Annuity Date, and before the earlier of:

•	the first withdrawal since the Rider Effective Date, or

•	10 Contract Anniversaries from the Rider Effective Date,

the Protected Payment Base and Remaining Protected Balance will be equal to the greater of the Annual Credit Value or the Highest Anniversary Value. An increase to the Annual Credit Value or Highest Anniversary Value is not considered an Automatic Reset or an Owner-Elected Reset and will not result in a change to the annual charge percentage. In addition, once resets become available (after the first withdrawal or 10 Contract Anniversaries as described above), eligibility for the Annual Credit Value or Highest Anniversary Value adjustment cannot be reinstated by any Automatic Reset or Owner-Elected Reset.

Subsequent Purchase Payments

Purchase Payments received after the Rider Effective Date and prior to the earlier of:

•	the first withdrawal since the Rider Effective Date, or

•	10 Contract Anniversaries from the Rider Effective Date,

will result in an increase in the Annual Credit Value, Highest Anniversary Value, Protected Payment Base, and Remaining Protected Balance equal to the Purchase Payment Amount.

Purchase Payments received after the Rider Effective Date and after the earlier of:

•	the first withdrawal since the Rider Effective Date, or

•	10 Contract Anniversaries from the Rider Effective Date,

will result in an increase in the Protected Payment Base and Remaining Protected Balance equal to the Purchase Payment Amount.

In addition, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the 1st Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount each contract year, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken at age 64 or younger and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for a Highest Anniversary Value feature and for an amount (an “Annual Credit”) to be added to the Annual Credit Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

The Protected Payment Base and Remaining Protected Balance may change over time. The Annual Credit Value or the Highest Anniversary Value (whichever is greater) will increase the Protected Payment Base and the Remaining Protected Balance prior to the earlier of the first withdrawal since the Rider Effective Date or 10 Contract Anniversaries from the Rider Effective Date. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX D: COREPROTECT ADVANTAGE SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner).

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of death of an Owner or the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal at age 64 or younger and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are age 64 or younger when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Annual Credit Value until the earlier of:

•	the first withdrawal from the Contract since the Rider Effective Date, or

•	10 Contract Anniversaries measured from the Rider Effective Date.

The Annual Credit is equal to 5% of either:

•	total Purchase Payments if the Rider is purchased on the Contract Issue Date, or

•	the Contract Anniversary Value at the time the Rider is added to the Contract plus any subsequent Purchase Payments received after the Rider Effective Date.

Once a withdrawal (including an RMD Withdrawal) or 10 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Annual Credit Value. In addition, Annual Credit eligibility cannot be reinstated by any Automatic Reset or Owner-Elected Reset.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary, while this Rider is in effect, before the Annuity Date, and after the earlier of:

•	the first withdrawal since the Rider Effective Date, or

•	10 Contract Anniversaries from the Rider Effective Date,

we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary after the earlier of:

•	the first withdrawal since the Rider Effective Date, or

•	10 Contract Anniversaries from the Rider Effective Date,

elect to reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only fixed annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Contract Value or Remaining Protected Balance is zero when the Owner dies, the Rider will terminate. If the Contract Value and Remaining Protected Balance are greater than zero and the Owner dies while this Rider is in effect, the surviving spouse of the deceased Owner may elect to continue the Contract in accordance with its terms and the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place, then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 65 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of death of an Owner or the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of the Protected Payment Amount. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of death of an Owner or the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX D: COREPROTECT ADVANTAGE SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA, Inherited Roth IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to 4% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 65 when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	4% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 4% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider, unless withdrawals are guaranteed until the death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 65 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX E: COREINCOME ADVANTAGE SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 65 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner).

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before 65 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than 65 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset

Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the 1st Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only fixed annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Contract Value or Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 65 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the date of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of the Protected Payment Amount. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX E: COREINCOME ADVANTAGE SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Income Access

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA, Inherited Roth IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	7% of the Protected Payment Base as of that day, or

•	the Remaining Protected Balance as of that day.

The Protected Payment Amount for a Contract Year is determined at the beginning of that Contract Year and will remain unchanged throughout that Contract Year. The initial Protected Payment Amount on the Rider Effective Date is equal to 7% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Step-Up Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Step-Up Date, whichever is later, on which an Automatic Step-Up occurs or you elect to Step-Up the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

This Rider allows for withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. This Rider does not provide lifetime withdrawal benefits. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

The Income Access Rider also provides, on any Contract Anniversary beginning with the 1st anniversary of the Effective Date or most recent Step-Up Date, Automatic Annual Step-Ups and Owner-Elected Step-Ups of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value as of that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Step-Up or Owner-Elected Step-Up will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Step-Up Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under the Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Under your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and, at the next Contract Anniversary, the Protected Payment Amount.

If a withdrawal does not cause the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX F: INCOME ACCESS SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

A withdrawal may not exceed the amount available for withdrawal under the Contract, if such withdrawal would cause the cumulative withdrawals for that Contract Year to exceed the Protected Payment Amount and reduce the Contract Value to zero.

Except as otherwise provided under the Required Minimum Distributions subsection below, if, immediately after a withdrawal, the cumulative withdrawals for that Contract Year do not exceed the Protected Payment Amount and the Contract Value is reduced to zero, the following will apply:

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the designated Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

On and after August 1, 2005, no adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

If the Contract Value is reduced to zero, RMD withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Step-Up of Protected Payment Base and Remaining Protected Balance

Regardless of which Step-Up option is used, on and after each Step-Up Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future Step-Up options available on and after the Step-Up Date, will again apply and will be measured from that Step-Up Date. Please discuss with your financial advisor your Contract’s maximum Annuity Date when considering Step-Up options. A Step-Up occurs when the Protected Payment Base and Remaining Protected Balance are stepped-up to an amount equal to the Contract Value as of the Step-Up Date.

If you want to participate in Automatic Step-Ups, you must make an affirmative election in a form satisfactory to us. Otherwise, you may Step-Up the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Step-Ups (Non-Automatic) below.

Automatic Step-Up. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically Step-Up the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Step-Up (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Step-Up – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Step-Up is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Step-Up. Any future Automatic Step-Ups will continue in accordance with the Automatic Step-Up paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the Step-Up is effective.

Automatic Step-Up – Future Participation. You may elect not to participate in future Automatic Step-Ups at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Step-Ups, you may re-elect to participate in future Automatic Step-Ups at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Step-Up paragraph above.

Owner-Elected Step-Ups (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Step-Up Date, whichever is later, you may elect to Step-Up the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this Step-Up.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the Step-Up is effective. The Step-Up will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the Step-Up. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Step-Up. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive any additional Purchase Payments to the Contract, we will immediately increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payment. However, the Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For purposes of this Rider, we reserve the right to restrict additional Purchase Payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero (0). The surviving spouse may elect any of the Step-Up options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically end on the earliest of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below,

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date, or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX F: INCOME ACCESS SAMPLE CALCULATIONS. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage 3 (GPA 3)

Purchasing the Rider

You may purchase the optional Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before your selected Annuity Date, and

•	you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Guaranteed Protection Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the

Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments that are not part of the Guaranteed Protection Amount (Purchase Payments made after the first year of a Term and not included in a Step-Up) will not be included in the benefit calculation at the end of Term.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of a Term are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs (death of any Annuitant for Non-Natural Owners), or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 3rd anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 3rd anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date.

The annual charge percentage may change if you elect a Step-Up, but it will never be more than the maximum annual charge percentage associated with the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the Term of the Rider, your annual charge percentage will remain the same as it was on the Effective Date of the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 days after a Contract Anniversary, the Rider will terminate the day we receive the request.

If the Rider is terminated, you must wait until a Contract Anniversary that is at least 1 year from the Effective Date of the termination before the Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX G: GUARANTEED PROTECTION ADVANTAGE 3 (GPA 3) AND GUARANTEED PROTECTION ADVANTAGE 5 (GPA 5) SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage 5 (GPA 5)

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before your selected Annuity Date, and

•	you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of the Term are not included in the Guaranteed Protection Amount. However, the Rider charge will be based on the Contract Value which may include any subsequent Purchase Payments that are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs (death of any Annuitant for Non-Natural Owners), or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 5th anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 5th anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date.

The Guaranteed Protection Charge (“GPA 5 Charge”) may change if you elect a Step-Up, but it will never be more than the GPA 5 Charge being charged under the then current terms and conditions of the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the lifetime of the Rider, your GPA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 days after a Contract Anniversary, the Rider will terminate the day we receive the request.

If the Rider is terminated, you must wait until a Contract Anniversary that is at least 1 year from the Effective Date of the termination before the Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX G: GUARANTEED PROTECTION ADVANTAGE 3 (GPA 3) AND GUARANTEED PROTECTION ADVANTAGE 5 (GPA 5) SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage (GPA)

Purchasing the Rider

This Rider is only available if the original Effective Date of the Rider is before April 1, 2003.

You may purchase this Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 80 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before your selected Annuity Date, and

•	you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during the Term,

Number of Years Since	Percentage of Purchase Payment
Beginning of Term	Added to Guaranteed Protection Amount

1 through 4	100%
5	90%
6	85%
7	80%
8 through 10	75%

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal.

No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

On or before the end of the Term, you can elect to repurchase the Rider subject to its availability and the then current terms and conditions of the Rider provided:

•	all Annuitant(s) are 80 years or younger at the start of the new Term, and

•	the new Term does not extend beyond your selected Annuity Date.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term at the then current terms and conditions of the Rider, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the selected Annuity Date. If the surviving spouse elects to not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.

Termination

The Rider will remain in effect until the earlier of:

•	the end of a Term,

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract. Additional tax information is included in the SAI.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Pacific Select Fund SAI.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract. See the Addition of Optional Rider or Material Change to Contract section below. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Beginning in 2013, any taxable distribution of the investment income from your Contract will also be subject to a net investment income tax of 3.8%. This tax applies to various investment income such as interest, dividends, royalties, payments from annuities, and the disposition of property, but only to the extent a married taxpayer’s modified adjusted gross income exceeds $250,000 ($200,000 if single). Please speak to your tax advisor about this new tax.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as non-taxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value immediately before you receive the distribution exceeds your investment in the Contract at that time. If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract. Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax adviser for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includible in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

•	made on or after the date you reach age 59 1/2,

•	made by a Beneficiary after your death,

•	attributable to your becoming disabled,

•	any payment made under an immediate annuity,

•	attributable to an investment in the Contract made prior to August 14, 1982, or

•	any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Optional Rider Charges

It is our understanding that the charges relating to any optional death benefit rider are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional death benefit rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty if taken prior to age 59 1/2.

Same-Sex Spouses

Pursuant to Section 3 of the federal Defense of Marriage Act (“DOMA”), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder’s spouse.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with withholding information, we are required to determine the withholding, from every annuity payment, as if you are a married person with 3 exemptions.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

Please call (800) 722-4448 with any questions about the required withholding information. Financial advisors may call us at (800) 722-2333.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be effected by completing the Transfer/Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable state replacement form. The form is available by calling your financial advisor or by calling our Contract Owner number at (800) 722-4448. Financial advisors can call (800) 722-2333. Once completed, the form should be mailed to us. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 exchange.

Partial 1035 Exchanges

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Rev. Proc. 2008-24 adopted the provisions of Notice 2003-51, with some modifications, finalizing the guidelines for partial 1035 exchanges. Under Rev. Proc. 2008-24, the 24 month period is reduced to 12 months, so that a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 12 months of the partial 1035 exchange. Alternatively, a partial 1035 exchange will be treated as tax-free under Code Section 1035 if the taxpayer demonstrates that any distribution taken within the 12 months is due to a specifically identified condition that occurred between the date of the partial transfer and the distribution (the conditions are death, disability, attaining age 59 1/2, divorce or loss of employment). Rev Proc. 2008-24 removes the subjective element of Notice 2003-51 (whether the distribution was contemplated at the time of the partial exchange). Also, Rev. Proc. 2008-24 provides that if the partial exchange does not qualify as a tax-free exchange under Code Section 1035, it will be treated as a taxable distribution with a subsequent repurchase, and that if the partial exchange is treated as tax-free under Code Section 1035 and this Rev. Proc., the two contracts will not be aggregated and treated as one contract, but rather will be treated as two separate contracts for tax and penalty purposes.

You should consult your tax adviser prior to effecting a partial 1035 exchange.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, in 2011 the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is generally 15% (0% for lower-income individuals). In contrast, an ordinary income tax rate of up to 35% applies to taxable withdrawals on distributions from a variable annuity in 2011. Also, withdrawals or distributions taken from a variable annuity prior to attaining age 59 1/2 may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. If you surrender your Contract and your Net Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), there may be a deductible ordinary income loss, although the deduction may be limited. Consult with your tax adviser regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. The other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax free recovery of contributions. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Tax Penalty for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59 1/2 are subject to a 10% tax penalty imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include distributions:

•	made to a beneficiary after the owner’s/participant’s death,

•	attributable to the owner/participant becoming disabled under Section 72(m)(7),

•	that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary,

•	for certain higher education expenses (IRAs only),

•	used to pay for certain health insurance premiums or medical expenses (IRAs only),

•	for costs related to the purchase of your first home (IRAs only), and

•	(except for IRAs) made to an employee after separation from service after reaching age 55 (or age 50 in the case of a qualified public safety employee).

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

•	the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA, or

•	the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit the optional living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has optional living or death benefit riders and is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The Internal Revenue Service (IRS) could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Required Minimum Distributions

The regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches age 70 1/2, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The IRS issued Final and Temporary Regulations on April 17, 2002 (“Final Regulations”). Effective January 1, 2003, the IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Final Regulations, the IRA owner does not need to actually have a named beneficiary when they turn age 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

If the Owner/Annuitant dies prior to his RBD or complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Contract Distribution Rules” section of this Prospectus. For non-spouse beneficiaries, life expectancy is initially computed by use of the Single Life Table of the Final Regulations (Regulation Section 1.401(a)(9)-9). Subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary by one in each following calendar year.

For calendar year 2003 and thereafter, taxpayers (and the underlying Qualified Plan) must rely on the Final and Temporary Regulations (discussed above) for determining RMDs. If any future guidance from the IRS is more restrictive than the guidance in these Final and Temporary Regulations, the future guidance will be issued without retroactive effect.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

Actuarial Value

In accordance with recent changes in laws and regulations, RMDs and Roth IRA conversions may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

RMDs and Annuity Options

Under the Final Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

•	no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

•	must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	issued under a Plan that permits Loans (a “Loan Eligible Plan”).

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of the amount available for withdrawal under this Contract (see The Contract-Full and Partial Withdrawals), or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

If your request for a loan is processed, you will be charged interest on your Contract Debt at a fixed annual rate equal to 6%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 4.25%. The net amount of interest you pay on your loan will be 1.75% annually. These rates may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrues daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions. Your loan, including principal and accrued interest, generally must be repaid in quarterly installments and loan repayments are not considered Purchase Payments. For more information about loans, including the consequences of loans, loan procedures, loan terms and repayment terms, see the SAI.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial advisor before taking a loan.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have not attained age 70 1/2 and who have compensation (as defined by the IRS) of at least the contribution amount. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59 1/2. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, a 403(b), a 457(b) or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which an employer is allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59 1/2.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

Tax Sheltered Annuities (“TSAs”)

Employees of certain tax-exempt organizations, such as public schools or hospitals, may defer compensation through an eligible plan under Code Section 403(b). Salary deferral amounts received from employers for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship. Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

In accordance with Code Section 403(b) and final regulations published on July 26, 2007 (“Final Regulations”), as of January 1, 2009, we are required to provide information regarding contributions, loans, withdrawals, and hardship distributions from your Contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, prior to processing your request for certain transactions, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer) which may include obtaining authorization from either your employer or your employer’s third party administrator.

Section 457(b) Non-Qualified Deferred Compensation Plans

Certain employees of governmental entities or tax exempt employers may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to plan provisions and a qualifying triggering event, assets in a Section 457(b) plan established by a governmental entity may be transferred or rolled into an IRA or another Qualified Plan, if the Qualified Plan allows the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to IRA rules, including the 10% penalty on distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the 457(b) plan allows the rollover and if the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election. Assets in a 457(b) plan set up by a tax exempt employer may not be rolled to a different type of Qualified Plan or IRA at any time.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of each shares of the Fund held by the Variable Accounts of the Separate Account. In accordance with its view of present applicable law, we will exercise voting rights attributable to the shares of each Fund Portfolio held in the Variable Accounts at any regular and special meetings of the shareholders of a Fund on matters requiring shareholder voting under the 1940 Act. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of each Fund in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of Fund shares of a particular Portfolio as to which voting instructions may be given to us is determined by dividing a Contract Owner’s Accumulated Value in a Variable Account on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by each Fund for determining shareholders eligible to vote at the meeting of each Fund. If required by the SEC, we reserve the right to determine in a different fashion the voting rights attributable to the shares of each Fund.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including the Separate Account. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

Substitution of Investments

We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of a Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of a Fund should become inappropriate in view of the purposes of the Contract, we may substitute shares of another Portfolio of a Fund or of a different Fund for shares already purchased, or to be purchased in the future under the Contract. We may also purchase, through the Variable Account, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

In connection with a substitution of any shares attributable to an Owner’s interest in a Variable Account or the Separate Account, we will provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators, to the extent required under applicable law.

We also reserve the right to establish additional Variable Accounts of the Separate Account that would invest in a new Portfolio of a Fund or in shares of another investment company, a portfolio thereof, or other suitable investment vehicle. New Variable Accounts may be established in our sole discretion, and any new Variable Account will be made available to existing Owners on a basis to be determined by us. We may also eliminate or combine one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant.

Subject to compliance with applicable law, we may transfer assets to the General Account. We also reserve the right, subject to any required regulatory approvals, to transfer assets of any Variable Account of the Separate Account to another separate account or Variable Account.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Changes to Comply with Law and Amendments

We reserve the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any Federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. We also reserve the right to limit the amount and frequency of subsequent Purchase Payments.

Reports to Owners

Confirmations will be sent out upon unscheduled Purchase Payments and transfers, loans, loan repayments, and full and unscheduled partial withdrawals, optional living benefit rider Automatic or Owner Elected Resets/Step-Ups, and on payment of death benefit proceeds. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Full Withdrawal Value, any Contract Debt, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmation of your transactions under the pre-authorized checking plan, dollar cost averaging, portfolio rebalancing and preauthorized withdrawal options will appear on your quarterly account statements. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. We assume transactions are accurate unless you notify us otherwise within 30 days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 day period.

When you write, tell us your name, contract number and description of the error. Each Contract Owner will also receive an Annual report containing financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the 1940 Act, and/or such other reports as may be required by Federal securities laws.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing to us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their financial advisors. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual financial advisor who sells you a Contract typically will receive a portion of the compensation, under the financial advisor’s own arrangement with his or her broker-dealer. Broker-dealers may receive aggregate commissions of up to 6.50% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.50%, on an annual basis, of the Account Value considered in connection with the trail commission. Certain broker-dealers may also be paid an amount under a persistency program which will be based on assets under management and duration of Contracts. The amount under the persistency program for a financial advisor is not expected to exceed 0.25% of their total assets under management.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited financial advisors and other employees, payments for travel expenses, including lodging, incurred by financial advisors and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial advisors of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial advisor market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your financial advisor or broker-dealer to present this Contract over other investment options available in the marketplace. You may ask your financial advisor about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.30% and each Fund (or Fund affiliate) may not pay the same annual percentage (some may pay significantly less). Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

AllianceBernstein Investments, Inc. pays us for each AllianceBernstein Variable Products Series Fund, Inc. portfolio (Class B) held by our separate accounts. BlackRock Distributors, Inc. pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 4) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Massachusetts Financial Services Company pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Pacific Investment Management Company LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. GE Investments Funds, Inc. pays us for each GE Investments Funds, Inc. portfolio (Class 3) held by our separate accounts.

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of Purchase Payments up to $1.5 billion, 0.14% on Purchase Payments on the next $1.5 billion and 0.10% on Purchase Payments made in excess, attributable to the Master Funds for certain marketing assistance.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at (800) 722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time. Financial advisors may call us at (800) 722-2333.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to the following address:

Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to the following address:

Pacific Life Insurance Company
1299 Farnam Street, 6th Floor, RSD
Omaha, Nebraska 68102

The effective date of certain notices or of instructions is determined by the date and time on which we receive the notice or instructions in proper form. In those instances when we receive electronic transmission of the information on the application from your financial advisor’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Purchase Payment is electronically transmitted to us by the broker-dealer, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us at (800) 722-4448 if you have any questions regarding which address you should use. Financial advisors may call us at (800) 722-2333.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will normally be effective at the end of the same Business Day that we receive them in “proper form,” unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in “proper form” unless the transaction or event is scheduled to occur on another day. “Proper form” means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your financial advisor or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

•	We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

•	You must provide a current e-mail address and notify us promptly when your e-mail address changes.

•	You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

•	You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

•	For jointly owned contracts, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)

•	Electronic delivery will be cancelled if e-mails are returned undeliverable.

•	This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (800) 722-4448 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Amounts withdrawn or transferred from any fixed-rate General Account Investment Option may be delayed for up to six months after the request is effective. See THE FIXED ACCOUNT for more details.

State Considerations

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial advisor or contact us for specific information that may be applicable to your state.

For Contracts issued in the state of Pennsylvania, any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In addition, you understand that benefits and values provided under the Contract may be on a variable basis. Amounts directed into one or more variable Investment Options will reflect the investment experience of those Investment Options. These amounts may increase or decrease and are not guaranteed as to a dollar amount.

For Foundation 10 issued in the state of Washington, the annual rider charge is the current charge percentage multiplied by the Contract Value. For Guaranteed Protection Advantage 5 (GPA 5) issued in the state of Washington, the current charge percentage is 0.55%.

California Applicants Age 60 or Older

For residents of the state of California 60 years of age or older, the Free Look period is a 30-day period beginning on the day you receive your Contract. If you are a California applicant age 60 or older and your Contract is delivered or issued for delivery on or after July 1, 2004, you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

•	We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Cash Management Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Cash Management Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

•	If you specifically instruct us to allocate all or any portion of any additional Purchase Payments we receive to any Variable Investment Option other than the Cash Management Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you request a transfer of all or any portion of your Contract Value from the Cash Management Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

•	We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

•	If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

•	Once you elect this option, it may not be changed.

Financial Statements

The statements of assets and liabilities of Pacific Select Variable Annuity Separate Account as of December 31, 2010, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented and the financial highlights for each of the periods presented are incorporated by reference in the Statement of Additional Information from the Annual Report of Pacific Select Variable Annuity Separate Account dated December 31, 2010. Pacific Life’s consolidated statements of financial condition as of December 31, 2010 and 2009, and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2010 are contained in the Statement of Additional Information.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the 34 Act.

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your financial advisor or call us at (800) 722-4448. Financial advisors may call us at (800) 722-2333.

Accumulated Value (“Contract Value”) – The total value of the amounts in the Investment Options, any fixed option, and any other Investment Option added to the Contract by Rider or Endorsement, as well as any amount set aside in the Loan Account to secure loans, increased by interest earned and decreased by any principal repayments and/or withdrawals or transfers of interest earned, as of any Valuation Date.

Accumulation Period – The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

Accumulation Unit – A unit of measure used to calculate the value of your interest in a Variable Account during the Accumulation Period.

Age – The Owner’s or Annuitant’s age as of his or her nearest birthday as of the Contract Date, increased by the number of complete Contract Years elapsed.

Annuitant – The person or persons on whose life annuity payments depend. If Joint Annuitants are named in the Contract, “Annuitant” means both Annuitants unless otherwise stated.

Annuity – A series of periodic income payments made by us to a Designated Payee during the period specified in the Annuity Option.

Annuity Options – Any one of the Annuity Options (income options) available for a series of annuity payments after your Annuity Start Date.

Annuity Period – The period during which annuity payments are made.

Annuity Start Date – The date when annuity payments are to begin, which may not be earlier than the first Contract Anniversary.

Beneficiary – The person having the right to the death benefit, if any, payable upon the death of the Annuitant during the Accumulation Period, and the person having the right to benefits, if any, payable upon the death of the Annuitant during the Annuity Period.

Code – The Internal Revenue Code of 1986, as amended.

Contract – An individual flexible premium variable accumulation deferred annuity contract offered by us.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date shown as the Contract Date in a Contract. Contract monthly, quarterly, semi-annual, and annual anniversaries and Contract months, quarters, and years are measured from the Contract Date. It is usually the date that the initial premium is credited to the Contracts. The term “Issue Date” shall be substituted for the term “Contract Date” for Contracts issued to residents of the Commonwealth of Massachusetts.

Contract Debt – The unpaid loan balance including accrued loan interest.

Contract Owner, Owner, Policyholder, you or your – The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, the value of any other Investment Option added to the Contract by Rider or Endorsement, and any Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

Designated Beneficiary – The person selected by you to succeed to your interest in the Contract for purposes of Section 72(s) of the Internal Revenue Code, and which includes an Owner Beneficiary and a Joint or Contingent Owner.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Investments.

Fixed Account – An account that is part of our General Account in which all or a portion of the Accumulated Value may be held for accumulation at fixed rates of interest (which may not be less than 4.0%) declared by us at least annually.

Full Withdrawal Value – The amount you may receive upon full withdrawal of the Contract, which is equal to Accumulated Value minus any unpaid maintenance fee, any optional Rider Charges, any applicable contingent deferred sales charge, and any Contract Debt.

Fund – Pacific Select Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), AllianceBernstein Variable Products Series Fund, Inc., BlackRock Variable Series Funds, Inc., Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, MFS Variable Insurance Trust, and/or PIMCO Variable Insurance Trust.

General Account – All of our assets other than those allocated to the Pacific Select Variable Annuity Separate Account or to any of our other separate accounts.

Investment (“Premium Payment”) (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Variable Account, any fixed option, and any other Investment Option added to the Contract by Rider or Endorsement.

Loan Account – The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Owner Beneficiary – The person named (other than a Joint or Contingent Owner) to receive death benefit proceeds if the Owner dies before the Annuitant during the Accumulation Period.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of a Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Premium Payments (“Purchase Payments”) (“Investments”) – An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Purchase Payment (“Premium Payment”) (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account – The Pacific Select Variable Annuity Separate Account. A separate account of ours that consists of Subaccounts, referred to as Variable Accounts, each of which invests in a separate Portfolio of the Fund.

Valuation Date – Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day, and the Friday before New Years Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. Any transaction called for on or as of any day is effected as of the end of that day. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur on the next following Valuation Date, unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the Calendar Year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Valuation Period – A period used in measuring the investment experience of each Variable Account of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account – A separate account of ours or a subaccount of the Separate Account. Each Variable Account invests its assets in shares of a corresponding Portfolio.

Variable Annuities Division – Our Division that services the Contract. The addresses of the Annuities Division are on the back cover of the Prospectus.

Variable Investment Option – A subaccount of the Separate Account.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PERFORMANCE INFORMATION

TAX DEFERRED ACCUMULATION
Power of Tax Deferral

DISTRIBUTION OF THE CONTRACTS
Pacific Select Distributors, Inc. (PSD)

GENERAL INFORMATION AND HISTORY
Systematic Transfer Options
More on Federal Tax Issues
Safekeeping of Assets
Misstatements

FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITORS

You can receive a copy of the Pacific Select Variable Annuity SAI without charge by calling us at (800) 722-4448 or you can visit our website at www.pacificlife.com to download a copy. Financial advisors may call us at (800) 722-2333.

APPENDIX A:

COREINCOME ADVANTAGE PLUS (SINGLE)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Only the Single version is available for purchase under this Contract. Any references to the Joint version do not apply.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	No withdrawals taken.

•	Automatic Reset at Beginning of Contract Year 2.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$4,000

Activity	$100,000		$200,000	$200,000	$8,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

•	Automatic Resets at Beginning of Contract Years 2 and 3.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$4,000

Activity	$100,000		$200,000	$200,000	$8,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

Activity		$5,000	$216,490	$207,000	$3,280

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$8,280

Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$8,660

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,280), the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

•	Automatic Resets at Beginning of Contract Years 2 and 3.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$4,000

Activity	$100,000		$200,000	$200,000	$8,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

Activity		$25,000	$196,490	$190,750	$0

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$190,750	$7,630

Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$7,860

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $8,280), the Protected Payment Base immediately after the withdrawal is reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490

•	Protected Payment Base = $207,000

•	Protected Payment Amount = $8,280 (4% × Protected Payment Base; 4% × $207,000 = $8,280)

•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $8,280 for the Contract Year. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $16,720 (total withdrawal amount − Protected Payment Amount; $25,000 − $8,280 = $16,720).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. The Contract Value prior to the withdrawal was $221,490, which equals the $196,490 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 7.85% ($16,720 ÷ ($221,490 − $8,280); $16,720 ÷ $213,210 = 0.0785 or 7.85%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $190,750 (Protected Payment Base × (1 − ratio); $207,000 × (1 − 7.85%); $207,000 × 92.15% = $190,750).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (4% of the Protected Payment Base after the withdrawal (4% of $190,750 = $7,630), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset).

Example #5 – Early Withdrawals.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	The oldest Owner (youngest Annuitant in the case of a Non-Natural Owner; youngest Designated Life for Joint) is 56 1/2 years old.

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

•	Automatic Resets at Beginning of Contract Years 2, 3 and 4.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$0

Activity	$100,000		$200,000	$200,000	$0

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0

Activity		$25,000	$196,490	$182,000	$0

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0

Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0

Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0

Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$8,200

Because the $25,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $0), the Protected Payment Base immediately after the withdrawal is reduced.

The Values shown below are based on the following assumptions immediately before the early withdrawal:

•	Contract Value = $221,490

•	Protected Payment Base = $207,000

•	No withdrawals were taken prior to the early withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $0 for the Contract Year. The Protected Payment Base will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount ($25,000).

Second, determine the ratio for the proportionate reduction. The ratio is the early withdrawal amount divided by the Contract Value prior to the withdrawal. The Contract Value prior to the withdrawal was $221,490, which equals the $196,490 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 11.29% ($25,000 ÷ $221,490 = 0.1129 or 11.29%).

Third, determine the new Protected Payment Base. The Protected Payment Base is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Protected Payment Base.

To determine the proportionate reduction, the Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $183,630 (Protected Payment Base × (1 − ratio); $207,000 × (1 − 11.29%); $207,000 × 88.71% = $183,630).

To determine the total withdrawal amount reduction, the Protected Payment Base is reduced by the total withdrawal amount. Numerically, after the Protected Payment Base is reduced by the total withdrawal amount, the new Protected Payment Base is $182,000 (Protected Payment Base − total withdrawal amount; $207,000 − $25,000 = $182,000).

Therefore, since $182,000 (total withdrawal amount method) is less than $183,630 (proportionate method) the new Protected Payment Base is $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). The Protected Payment Amount remains at $0 since the oldest Owner (youngest Annuitant for Non-Natural Owners; youngest Designated Life for Joint) has not reached age 59 1/2.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is set to $8,200 (4% × $205,000) since the oldest Owner (youngest Annuitant for Non-Natural Owners; youngest Designated Life for Joint) reached age 59 1/2.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected
Activity	RMD	Non-RMD	RMD	Payment	Payment
Date	Withdrawal	Withdrawal	Amount	Base	Amount

05/01/2006				$100,000	$4,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$2,125

05/01/2007				$100,000	$4,000
Contract Anniversary

06/15/2007	$1,875			$100,000	$2,125

09/15/2007	$1,875			$100,000	$250

12/15/2007	$1,875			$100,000	$0

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0

05/01/2008				$100,000	$4,000
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected
Activity	RMD	Non-RMD	RMD	Payment	Payment
Date	Withdrawal	Withdrawal	Amount	Base	Amount

05/01/2006			$0	$100,000	$4,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$2,125

04/01/2007		$2,000		$100,000	$125

05/01/2007				$100,000	$4,000
Contract Anniversary

06/15/2007	$1,875			$100,000	$2,125

09/15/2007	$1,875			$100,000	$250

11/15/2007		$4,000		$95,820	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000

•	Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 − $250); $3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 4.18%); $100,000 × 95.82% = $95,820).

Example #7 – Lifetime Income.

This example applies to CoreIncome Advantage Plus (Single) only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Every Owner and Annuitant is 64 years old.

•	No subsequent Purchase Payments are received.

•	Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

			Protected	Protected
Contract		End of Year	Payment	Payment
Year	Withdrawal	Contract Value	Base	Amount

1	$4,000	$96,489	$100,000	$4,000

2	$4,000	$94,384	$100,000	$4,000

3	$4,000	$92,215	$100,000	$4,000

4	$4,000	$89,982	$100,000	$4,000

5	$4,000	$87,681	$100,000	$4,000

6	$4,000	$85,311	$100,000	$4,000

7	$4,000	$82,871	$100,000	$4,000

8	$4,000	$80,357	$100,000	$4,000

9	$4,000	$77,768	$100,000	$4,000

10	$4,000	$75,101	$100,000	$4,000

11	$4,000	$72,354	$100,000	$4,000

12	$4,000	$69,524	$100,000	$4,000

13	$4,000	$66,610	$100,000	$4,000

14	$4,000	$63,608	$100,000	$4,000

15	$4,000	$60,517	$100,000	$4,000

16	$4,000	$57,332	$100,000	$4,000

17	$4,000	$54,052	$100,000	$4,000

18	$4,000	$50,674	$100,000	$4,000

19	$4,000	$47,194	$100,000	$4,000

20	$4,000	$43,610	$100,000	$4,000

21	$4,000	$39,918	$100,000	$4,000

22	$4,000	$36,115	$100,000	$4,000

23	$4,000	$32,199	$100,000	$4,000

24	$4,000	$28,165	$100,000	$4,000

25	$4,000	$24,010	$100,000	$4,000

26	$4,000	$19,730	$100,000	$4,000

27	$4,000	$15,322	$100,000	$4,000

28	$4,000	$10,782	$100,000	$4,000

29	$4,000	$6,105	$100,000	$4,000

30	$4,000	$1,288	$100,000	$4,000

31	$4,000	$0	$100,000	$4,000

32	$4,000	$0	$100,000	$4,000

33	$4,000	$0	$100,000	$4,000

34	$4,000	$0	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000), the Protected Payment Base remains unchanged.

Withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Example #8 – Lifetime Income.

This example applies to CoreIncome Advantage Plus (Joint) only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	All Designated Lives are 64 years old.

•	No subsequent Purchase Payments are received.

•	Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

•	All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

•	Surviving Spouse continues Contract upon the death of the first Designated Life.

			Protected	Protected
Contract		End of Year	Payment	Payment
Year	Withdrawal	Contract Value	Base	Amount

1	$4,000	$96,489	$100,000	$4,000

2	$4,000	$94,384	$100,000	$4,000

3	$4,000	$92,215	$100,000	$4,000

4	$4,000	$89,982	$100,000	$4,000

5	$4,000	$87,681	$100,000	$4,000

6	$4,000	$85,311	$100,000	$4,000

7	$4,000	$82,871	$100,000	$4,000

8	$4,000	$80,357	$100,000	$4,000

9	$4,000	$77,768	$100,000	$4,000

10	$4,000	$75,101	$100,000	$4,000

11	$4,000	$72,354	$100,000	$4,000

12	$4,000	$69,524	$100,000	$4,000

13	$4,000	$66,610	$100,000	$4,000

Activity (Death of first Designated Life) 14	$4,000	$63,608	$100,000	$4,000

15	$4,000	$60,517	$100,000	$4,000

16	$4,000	$57,332	$100,000	$4,000

17	$4,000	$54,052	$100,000	$4,000

18	$4,000	$50,674	$100,000	$4,000

19	$4,000	$47,194	$100,000	$4,000

20	$4,000	$43,610	$100,000	$4,000

21	$4,000	$39,918	$100,000	$4,000

22	$4,000	$36,115	$100,000	$4,000

23	$4,000	$32,199	$100,000	$4,000

24	$4,000	$28,165	$100,000	$4,000

25	$4,000	$24,010	$100,000	$4,000

26	$4,000	$19,730	$100,000	$4,000

27	$4,000	$15,322	$100,000	$4,000

28	$4,000	$10,782	$100,000	$4,000

29	$4,000	$6,105	$100,000	$4,000

30	$4,000	$1,288	$100,000	$4,000

31	$4,000	$0	$100,000	$4,000

32	$4,000	$0	$100,000	$4,000

33	$4,000	$0	$100,000	$4,000

34	$4,000	$0	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (4% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value was reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

APPENDIX B:

COREINCOME ADVANTAGE 5 PLUS (SINGLE)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Only the Single version is available for purchase under this Contract. Any references to the Joint version do not apply.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	No withdrawals taken.

•	Automatic Reset at Beginning of Contract Year 2.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$5,000

Activity	$100,000		$200,000	$200,000	$10,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

•	Automatic Resets at Beginning of Contract Years 2 and 3.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$5,000

Activity	$100,000		$200,000	$200,000	$10,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Activity		$5,000	$216,490	$207,000	$5,350

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350

Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,350), the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

•	Automatic Resets at Beginning of Contract Years 2 and 3.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$5,000

Activity	$100,000		$200,000	$200,000	$10,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Activity		$25,000	$196,490	$192,634	$0

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$192,634	$9,632

Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$9,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $10,350), the Protected Payment Base immediately after the withdrawal is reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490

•	Protected Payment Base = $207,000

•	Protected Payment Amount = $10,350 (5% × Protected Payment Base; 5% × $207,000 = $10,350)

•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $10,350 for the Contract Year. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $14,650 (total withdrawal amount − Protected Payment Amount; $25,000 − $10,350 = $14,650).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. The Contract Value prior to the withdrawal was $221,490, which equals the $196,490 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 6.94% ($14,650 ÷ ($221,490 − $10,350); $14,650 ÷ $211,140 = 0.0694 or 6.94%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $192,634 (Protected Payment Base × (1 − ratio); $207,000 × (1 − 6.94%); $207,000 × 93.06% = $192,634).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $192,634 = $9,632), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset).

Example #5 – Early Withdrawals.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	The oldest Owner (youngest Annuitant in the case of a Non-Natural Owner; youngest Designated Life for Joint) is 56 1/2 years old.

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

•	Automatic Resets at Beginning of Contract Years 2, 3 and 4.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$0

Activity	$100,000		$200,000	$200,000	$0

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0

Activity		$25,000	$196,490	$182,000	$0

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0

Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0

Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0

Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

Because the $25,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $0), the Protected Payment Base immediately after the withdrawal is reduced.

The Values shown below are based on the following assumptions immediately before the early withdrawal:

•	Contract Value = $221,490

•	Protected Payment Base = $207,000

•	No withdrawals were taken prior to the early withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $0 for the Contract Year. The Protected Payment Base will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount ($25,000).

Second, determine the ratio for the proportionate reduction. The ratio is the early withdrawal amount divided by the Contract Value prior to the withdrawal. The Contract Value prior to the withdrawal was $221,490, which equals the $196,490 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 11.29% ($25,000 ÷ $221,490 = 0.1129 or 11.29%).

Third, determine the new Protected Payment Base. The Protected Payment Base is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Protected Payment Base.

To determine the proportionate reduction, the Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $183,630 (Protected Payment Base × (1 − ratio); $207,000 × (1 − 11.29%); $207,000 × 88.71% = $183,630).

To determine the total withdrawal amount reduction, the Protected Payment Base is reduced by the total withdrawal amount. Numerically, after the Protected Payment Base is reduced by the total withdrawal amount, the new Protected Payment Base is $182,000 (Protected Payment Base − total withdrawal amount; $207,000 − $25,000 = $182,000).

Therefore, since $182,000 (total withdrawal amount method) is less than $183,630 (proportionate method) the new Protected Payment Base is $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). The Protected Payment Amount remains at $0 since the oldest Owner (youngest Annuitant for Non-Natural Owners; youngest Designated Life for Joint) has not reached age 59 1/2.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% × $205,000) since the oldest Owner (youngest Annuitant for Non-Natural Owners; youngest Designated Life for Joint) reached age 59 1/2.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected
Activity	RMD	Non-RMD	RMD	Payment	Payment
Date	Withdrawal	Withdrawal	Amount	Base	Amount

05/01/2006				$100,000	$5,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125

05/01/2007				$100,000	$5,000
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125

09/15/2007	$1,875			$100,000	$1,250

12/15/2007	$1,875			$100,000	$0

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0

05/01/2008				$100,000	$5,000
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected
Activity	RMD	Non-RMD	RMD	Payment	Payment
Date	Withdrawal	Withdrawal	Amount	Base	Amount

05/01/2006			$0	$100,000	$5,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125

04/01/2007		$2,000		$100,000	$1,125

05/01/2007				$100,000	$5,000
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125

09/15/2007	$1,875			$100,000	$1,250

11/15/2007		$4,000		$96,900	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000

•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Every Owner and Annuitant is 64 years old.

•	No subsequent Purchase Payments are received.

•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

			Protected	Protected
Contract		End of Year	Payment	Payment
Year	Withdrawal	Contract Value	Base	Amount

1	$5,000	$96,489	$100,000	$5,000

2	$5,000	$94,384	$100,000	$5,000

3	$5,000	$92,215	$100,000	$5,000

4	$5,000	$89,982	$100,000	$5,000

5	$5,000	$87,681	$100,000	$5,000

6	$5,000	$85,311	$100,000	$5,000

7	$5,000	$82,871	$100,000	$5,000

8	$5,000	$80,357	$100,000	$5,000

9	$5,000	$77,768	$100,000	$5,000

10	$5,000	$75,101	$100,000	$5,000

11	$5,000	$72,354	$100,000	$5,000

12	$5,000	$69,524	$100,000	$5,000

13	$5,000	$66,610	$100,000	$5,000

14	$5,000	$63,608	$100,000	$5,000

15	$5,000	$60,517	$100,000	$5,000

16	$5,000	$57,332	$100,000	$5,000

17	$5,000	$54,052	$100,000	$5,000

18	$5,000	$50,674	$100,000	$5,000

19	$5,000	$47,194	$100,000	$5,000

20	$5,000	$43,610	$100,000	$5,000

21	$5,000	$39,918	$100,000	$5,000

22	$5,000	$36,115	$100,000	$5,000

23	$5,000	$32,199	$100,000	$5,000

24	$5,000	$28,165	$100,000	$5,000

25	$5,000	$24,010	$100,000	$5,000

26	$5,000	$19,730	$100,000	$5,000

27	$5,000	$15,322	$100,000	$5,000

28	$5,000	$10,782	$100,000	$5,000

29	$5,000	$6,105	$100,000	$5,000

30	$5,000	$1,288	$100,000	$5,000

31	$5,000	$0	$100,000	$5,000

32	$5,000	$0	$100,000	$5,000

33	$5,000	$0	$100,000	$5,000

34	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

APPENDIX C:

COREINCOME ADVANTAGE 5
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Rider purchased at Contract issue by a 64-year old.
•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.

•	Automatic Reset at Beginning of Contract Year 2.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000

Activity	$100,000		$200,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350	$207,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base and Remaining Protected Balance to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Resets at Beginning of Contract Years 2 and 3.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000

Activity	$100,000		$200,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350	$207,000

Activity		$5,000	$216,490	$207,000	$5,350	$202,000

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350	$202,000

Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825	$216,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,350):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $202,000 ($207,000 − $5,000) and the Protected Payment Amount is reduced by the amount of the withdrawal to $5,350 ($10,350 − $5,000).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Resets at Beginning of Contract Years 2 and 3.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase		Contract	Payment	Payment	Protected
	Payment	Withdrawal	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000

Activity	$100,000		$200,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350	$207,000

Activity		$25,000	$196,490	$192,634	$0	$182,000

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$192,634	$9,632	$182,000

Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$9,825	$196,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $10,350), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490
•	Protected Payment Base = $207,000
•	Remaining Protected Balance = $207,000
•	Protected Payment Amount = $10,350 (5% × Protected Payment Base; 5% × $207,000 = $10,350)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $10,350 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $14,650 (total withdrawal amount − Protected Payment Amount; $25,000 − $10,350 = $14,650).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $196,490 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 6.94% ($14,650 ÷ ($221,490 − $10,350); $14,650 ÷ $211,140 = 0.0694 or 6.94%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $192,634 (Protected Payment Base × (1 − ratio); $207,000 × (1 − 6.94%); $207,000 × 93.06% = $192,634).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $183,002 ((Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($207,000 − $10,350) × (1 − 6.94%); $196,650 × 93.06% = $183,002).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $182,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $207,000 − $25,000 = $182,000).

Therefore, since $182,000 (total withdrawal amount method) is less than $183,002 (proportionate method) the new Remaining Protected Balance is $182,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $192,634 = $9,632), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$96,250

09/15/2007	$1,875			$100,000	$1,250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

04/01/2007		$2,000		$100,000	$1,125	$96,125

05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$94,250

09/15/2007	$1,875			$100,000	$1,250	$92,375

11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000
•	Remaining Protected Balance = $92,375
•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $1,250) × (1 − 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 65 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

			Protected	Protected	Remaining
Contract		End of Year	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Base	Amount	Balance

1	$5,000	$96,489	$100,000	$5,000	$95,000

2	$5,000	$94,384	$100,000	$5,000	$90,000

3	$5,000	$92,215	$100,000	$5,000	$85,000

4	$5,000	$89,982	$100,000	$5,000	$80,000

5	$5,000	$87,681	$100,000	$5,000	$75,000

6	$5,000	$85,311	$100,000	$5,000	$70,000

7	$5,000	$82,871	$100,000	$5,000	$65,000

8	$5,000	$80,357	$100,000	$5,000	$60,000

9	$5,000	$77,768	$100,000	$5,000	$55,000

10	$5,000	$75,101	$100,000	$5,000	$50,000

11	$5,000	$72,354	$100,000	$5,000	$45,000

12	$5,000	$69,524	$100,000	$5,000	$40,000

13	$5,000	$66,610	$100,000	$5,000	$35,000

14	$5,000	$63,608	$100,000	$5,000	$30,000

15	$5,000	$60,517	$100,000	$5,000	$25,000

16	$5,000	$57,332	$100,000	$5,000	$20,000

17	$5,000	$54,052	$100,000	$5,000	$15,000

18	$5,000	$50,674	$100,000	$5,000	$10,000

19	$5,000	$47,194	$100,000	$5,000	$5,000

20	$5,000	$43,610	$100,000	$5,000	$0

21	$5,000	$39,918	$100,000	$5,000	$0

22	$5,000	$36,115	$100,000	$5,000	$0

23	$5,000	$32,199	$100,000	$5,000	$0

24	$5,000	$28,165	$100,000	$5,000	$0

25	$5,000	$24,010	$100,000	$5,000	$0

26	$5,000	$19,730	$100,000	$5,000	$0

27	$5,000	$15,322	$100,000	$5,000	$0

28	$5,000	$10,782	$100,000	$5,000	$0

29	$5,000	$6,105	$100,000	$5,000	$0

30	$5,000	$1,288	$100,000	$5,000	$0

31	$5,000	$0	$100,000	$5,000	$0

32	$5,000	$0	$100,000	$5,000	$0

33	$5,000	$0	$100,000	$5,000	$0

34	$5,000	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

APPENDIX D:

COREPROTECT ADVANTAGE
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s Age = 65 on the Contract Date

				Annual	Highest	Protected	Protected	Remaining
	Purchase			Credit	Anniversary	Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Value	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Annual Credit Value = $100,000
•	Highest Anniversary Value = $100,000
•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s Age = 65 on the Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Annual	Highest	Protected	Protected	Remaining
	Purchase			Credit	Anniversary	Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Value	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000

Activity	$100,000		$200,000	$200,000	$200,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary			$208,000	$210,000	$208,000	$210,000	$10,500	$210,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Annual Credit Value, Highest Anniversary Value, Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, an annual credit of $10,000 (5% of total Purchase Payments) is applied to the Annual Credit Value on that Contract Anniversary, increasing it to $210,000. On Year 2 Contract Anniversary, the Protected Payment Base and Remaining Protected Balance are reset to $210,000, which is the greater of Annual Credit Value or Highest Anniversary Value. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,500 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s Age = 65 on the Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2 and 4.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Annual	Highest	Protected	Protected	Remaining
	Purchase			Credit	Anniversary	Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Value	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000

Activity	$100,000		$200,000	$200,000	$200,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary			$208,000	$210,000	$208,000	$210,000	$10,500	$210,000

Activity		$10,500	$205,000			$210,000	$0	$199,500

Year 3 Contract Anniversary			$205,000	NA	NA	$210,000	$10,500	$199,500

Year 4 Contract Anniversary	(Prior to Automatic Reset)		$215,000	NA	NA	$210,000	$10,500	$199,500

Year 4 Contract Anniversary	(After to Automatic Reset)		$215,000	NA	NA	$215,000	$10,750	$215,000

Activity		$10,750	$212,000			$215,000	$0	$204,250

Year 5 Contract Anniversary	(Prior to Automatic Reset)		$217,000	NA	NA	$215,000	$10,750	$204,250

Year 5 Contract Anniversary	(After to Automatic Reset)		$217,000	NA	NA	$217,000	$10,850	$217,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

•	the Protected Payment Base remains unchanged;
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $199,500 ($210,000 − $10,500); and
•	since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value are no longer applicable.

Because at Year 4 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,750 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,750):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $204,250 ($215,000 − $10,750).

Because at Year 5 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 5 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 5 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,850 (5% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s Age = 65 on the Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Annual	Highest	Protected	Protected	Remaining
	Purchase			Credit	Anniversary	Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Value	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000

Activity	$100,000		$200,000	$200,000	$200,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary			$208,000	$210,000	$208,000	$210,000	$10,500	$210,000

Activity		$20,000	$195,000			$200,235	$0	$190,000

Year 3 Contract Anniversary			$195,000	NA	NA	$200,235	$10,011	$190,000

Year 4 Contract Anniversary	(Prior to Automatic Reset)		$215,000	NA	NA	$200,235	$10,011	$190,000

Year 4 Contract Anniversary	(After to Automatic Reset)		$215,000	NA	NA	$215,000	$10,750	$215,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $20,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($20,000 > $10,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced. Since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value are no longer applicable.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $215,000
•	Protected Payment Base = $210,000
•	Remaining Protected Balance = $210,000
•	Protected Payment Amount = $10,500 (5% × Protected Payment Base; 5% × $210,000 = $10,500)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $20,000 was taken, which exceeds the Protected Payment Amount of $10,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $9,500 (total withdrawal amount − Protected Payment Amount; $20,000 − $10,500 = $9,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $215,000, which equals the $195,000 after the withdrawal plus the $20,000 withdrawal amount. Numerically, the ratio is 4.65% ($9,500 ÷ ($215,000 − $10,500); $9,500 ÷ $204,500 = 0.0465 or 4.65%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $200,235 (Protected Payment Base × (1 − ratio); $210,000 × (1 − 4.65%); $210,000 × 95.35% = $200,235).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $190,223 ((Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($210,000 − $10,500) × (1 − 4.65%); $199,500 × 95.35% = $190,223).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $190,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $210,000 − $20,000 = $190,000).

Therefore, since $190,000 (total withdrawal amount method) is less than $190,223 (proportionate method) the new Remaining Protected Balance is $190,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $200,235 = $10,011), less cumulative withdrawals during that Contract Year ($20,000), but not less than zero).

Because at Year 4 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,750 (5% of the reset Protected Payment Base).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$96,250

09/15/2007	$1,875			$100,000	$1,250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

04/01/2007		$2,000		$100,000	$1,125	$96,125

05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$94,250

09/15/2007	$1,875			$100,000	$1,250	$92,375

11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $1,250) × (1 − 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 65 or older when the first withdrawal was taken.

•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

			Protected	Protected	Remaining
Contract		End of Year	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Base	Amount	Balance

1	$5,000	$96,489	$100,000	$5,000	$95,000

2	$5,000	$94,384	$100,000	$5,000	$90,000

3	$5,000	$92,215	$100,000	$5,000	$85,000

4	$5,000	$89,982	$100,000	$5,000	$80,000

5	$5,000	$87,681	$100,000	$5,000	$75,000

6	$5,000	$85,311	$100,000	$5,000	$70,000

7	$5,000	$82,871	$100,000	$5,000	$65,000

8	$5,000	$80,357	$100,000	$5,000	$60,000

9	$5,000	$77,768	$100,000	$5,000	$55,000

10	$5,000	$75,101	$100,000	$5,000	$50,000

11	$5,000	$72,354	$100,000	$5,000	$45,000

12	$5,000	$69,524	$100,000	$5,000	$40,000

13	$5,000	$66,610	$100,000	$5,000	$35,000

14	$5,000	$63,608	$100,000	$5,000	$30,000

15	$5,000	$60,517	$100,000	$5,000	$25,000

16	$5,000	$57,332	$100,000	$5,000	$20,000

17	$5,000	$54,052	$100,000	$5,000	$15,000

18	$5,000	$50,674	$100,000	$5,000	$10,000

19	$5,000	$47,194	$100,000	$5,000	$5,000

20	$5,000	$43,610	$100,000	$5,000	$0

21	$5,000	$39,918	$100,000	$5,000	$0

22	$5,000	$36,115	$100,000	$5,000	$0

23	$5,000	$32,199	$100,000	$5,000	$0

24	$5,000	$28,165	$100,000	$5,000	$0

25	$5,000	$24,010	$100,000	$5,000	$0

26	$5,000	$19,730	$100,000	$5,000	$0

27	$5,000	$15,322	$100,000	$5,000	$0

28	$5,000	$10,782	$100,000	$5,000	$0

29	$5,000	$6,105	$100,000	$5,000	$0

30	$5,000	$1,288	$100,000	$5,000	$0

31	$5,000	$0	$100,000	$5,000	$0

32	$5,000	$0	$100,000	$5,000	$0

33	$5,000	$0	$100,000	$5,000	$0

34	$5,000	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied. Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

APPENDIX E:

COREINCOME ADVANTAGE
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Rider purchased at Contract issue by a 64-year old.
•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.
•	Automatic Reset at Beginning of contract Year 2.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

Activity	$100,000		$200,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base and Remaining Protected Balance to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000). Also, the Protected Payment Amount will now be paid for life.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Resets at Beginning of Contract Years 2 and 3.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

Activity	$100,000		$200,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000

Activity		$5,000	$216,490	$207,000	$3,280	$202,000

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$8,280	$202,000

Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$8,660	$216,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,280):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $202,000 ($207,000 − $5,000) and the Protected Payment Amount is reduced by the amount of the withdrawal to $3,280 ($8,280 − $5,000).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Resets at Beginning of Contract Years 2 and 3.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase		Contract	Payment	Payment	Protected
	Payment	Withdrawal	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

Activity	$100,000		$200,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000

Activity		$25,000	$196,490	$190,750	$0	$182,000

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$190,750	$7,630	$182,000

Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$7,860	$196,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $8,280), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490
•	Protected Payment Base = $207,000
•	Remaining Protected Balance = $207,000
•	Protected Payment Amount = $8,280 (4% × Protected Payment Base; 4% × $207,000 = $8,280)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $8,280 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $16,720 (total withdrawal amount − Protected Payment Amount; $25,000 − $8,280 = $16,720).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $196,490 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 7.85% ($16,720 ÷ ($221,490 − $8,280); $16,720 ÷ $213,210 = 0.0785 or 7.85%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $190,750 (Protected Payment Base × (1 − ratio); $207,000 × (1 − 7.85%); $207,000 × 92.15% = $190,750).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $183,120 ((Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($207,000 − $8,280) × (1 − 7.85%); $198,720 × 92.15% = $183,120).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $182,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $207,000 − $25,000 = $182,000).

Therefore, since $182,000 (total withdrawal amount method) is less than $183,120 (proportionate method) the new Remaining Protected Balance is $182,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (4% of the Protected Payment Base after the withdrawal (4% of $190,750 = $7,630), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$4,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$2,125	$98,125

05/01/2007				$100,000	$4,000	$98,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$2,125	$96,250

09/15/2007	$1,875			$100,000	$250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008				$100,000	$4,000	$90,500
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$4,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$2,125	$98,125

04/01/2007		$2,000		$100,000	$125	$96,125

05/01/2007				$100,000	$4,000	$96,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$2,125	$94,250

09/15/2007	$1,875			$100,000	$250	$92,375

11/15/2007		$4,000		$95,820	$0	$88,274

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820 and the Remaining Protected Balance is reduced to $88,274.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000
•	Remaining Protected Balance = $92,375
•	Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 − $250); $3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 4.18%); $100,000 × 95.82% = $95,820).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,274 ((Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $250) × (1 − 4.18%); $92,125 × 95.82% = $88,274).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,274 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,274.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 65 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

			Protected	Protected	Remaining
Contract		End of Year	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Base	Amount	Balance

1	$4,000	$96,489	$100,000	$4,000	$96,000

2	$4,000	$94,384	$100,000	$4,000	$92,000

3	$4,000	$92,215	$100,000	$4,000	$88,000

4	$4,000	$89,982	$100,000	$4,000	$84,000

5	$4,000	$87,681	$100,000	$4,000	$80,000

6	$4,000	$85,311	$100,000	$4,000	$76,000

7	$4,000	$82,871	$100,000	$4,000	$72,000

8	$4,000	$80,357	$100,000	$4,000	$68,000

9	$4,000	$77,768	$100,000	$4,000	$64,000

10	$4,000	$75,101	$100,000	$4,000	$60,000

11	$4,000	$72,354	$100,000	$4,000	$56,000

12	$4,000	$69,524	$100,000	$4,000	$52,000

13	$4,000	$66,610	$100,000	$4,000	$48,000

14	$4,000	$63,608	$100,000	$4,000	$44,000

15	$4,000	$60,517	$100,000	$4,000	$40,000

16	$4,000	$57,332	$100,000	$4,000	$36,000

17	$4,000	$54,052	$100,000	$4,000	$32,000

18	$4,000	$50,674	$100,000	$4,000	$28,000

19	$4,000	$47,194	$100,000	$4,000	$24,000

20	$4,000	$43,610	$100,000	$4,000	$20,000

21	$4,000	$39,918	$100,000	$4,000	$16,000

22	$4,000	$36,115	$100,000	$4,000	$12,000

23	$4,000	$32,199	$100,000	$4,000	$8,000

24	$4,000	$28,165	$100,000	$4,000	$4,000

25	$4,000	$24,010	$100,000	$4,000	$0

26	$4,000	$19,730	$100,000	$4,000	$0

27	$4,000	$15,322	$100,000	$4,000	$0

28	$4,000	$10,782	$100,000	$4,000	$0

29	$4,000	$6,105	$100,000	$4,000	$0

30	$4,000	$1,288	$100,000	$4,000	$0

31	$4,000	$0	$100,000	$4,000	$0

32	$4,000	$0	$100,000	$4,000	$0

33	$4,000	$0	$100,000	$4,000	$0

34	$4,000	$0	$100,000	$4,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

APPENDIX F:

INCOME ACCESS
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

				Protected	Protected	Remaining
	Purchase		Contract	Payment	Payment	Protected
	Payment	Withdrawal	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 7% of Protected Payment Base = $7,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $20,000 is received during Contract Year 1.
•	No withdrawals taken.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase		Contract	Payment	Payment	Protected
	Payment	Withdrawal	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000	$7,000	$120,000

Year 2 Contract Anniversary	(Prior to Automatic Step-Up)		$122,000	$120,000	$8,400	$120,000

Year 2 Contract Anniversary	(After Automatic Step-Up)		$122,000	$122,000	$8,540	$122,000

Immediately after the $20,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $120,000 ($100,000 + $20,000). The Protected Payment Amount after the Purchase Payment remains at $7,000 until the Protected Payment Amount is determined at Year 2 Contract Anniversary.

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Prior to Automatic Step-Up), an Automatic Step-Up occurred which changes the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Step-Up). As a result, the Protected Payment Amount is equal to $8,540 (7% of the Stepped-Up Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $20,000 is received during Contract Year 1.
•	Automatic Step-Up at the Beginning of Contract Year 2.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000	$7,000	$120,000

Year 2 Contract Anniversary	(Prior to Automatic Step-Up)		$122,000	$120,000	$8,400	$120,000

Year 2 Contract Anniversary	(After Automatic Step-Up)		$122,000	$122,000	$8,540	$122,000

Activity		$8,540	$116,000	$122,000	$8,540	$113,460

Year 3 Contract Anniversary			$116,000	$122,000	$8,540	$113,460

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,540):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $113,460 ($122,000 − $8,540).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Step-Up at Beginning of Contract Year 2 and 4.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase		Contract	Payment	Payment	Protected
	Payment	Withdrawal	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

Activity	$100,000		$200,000	$200,000	$7,000	$200,000

Year 2 Contract Anniversary	(Prior to Automatic Step-Up)		$207,000	$200,000	$14,000	$200,000

Year 2 Contract Anniversary	(After Automatic Step-Up)		$207,000	$207,000	$14,490	$207,000

Activity		$15,000	$206,490	$206,503	$14,490	$192,000

Year 3 Contract Anniversary			$206,490	$206,503	$14,455	$192,000

Year 4 Contract Anniversary	(Prior to Automatic Step-Up)		$220,944	$206,503	$14,455	$192,000

Year 4 Contract Anniversary	(After Automatic Step-Up)		$220,944	$220,944	$15,466	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $14,490), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490
•	Protected Payment Base = $207,000
•	Remaining Protected Balance = $207,000
•	Protected Payment Amount = $14,490 (7% × Protected Payment Base; 7% × $207,000 = $14,490)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $14,490 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $510 (total withdrawal amount − Protected Payment Amount; $15,000 − $14,490 = $510).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 0.24% ($510 ÷ ($221,490 − $14,490); $510 ÷ $207,000 = 0.0024 or 0.24%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $206,503 (Protected Payment Base × (1 − ratio); $207,000 × (1 − 0.24%); $207,000 × 99.76% = $206,503).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $192,047 (Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($207,000 − $14,490) × (1 − 0.24%); $192,510 × 99.76% = $192,047).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $192,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $207,000 − $15,000 = $192,000).

Therefore, since $192,000 (total withdrawal amount method) is less than $192,047 (proportionate method) the new Remaining Protected Balance is $192,000.

The Protected Payment Amount immediately after the withdrawal is equal to $14,490, but at the Beginning on Contract Year 3, it is adjusted to $14,455 (7% of the Protected Payment Base (7% of $206,503 = $14,455).

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Step-Up), an automatic step-up occurred which step-ups the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Step-Up).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$7,000	$98,125

05/01/2007 Contract Anniversary				$100,000	$7,000	$98,125

06/15/2007	$1,875			$100,000	$7,000	$96,250

09/15/2007	$1,875			$100,000	$7,000	$94,375

12/15/2007	$1,875			$100,000	$7,000	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$7,000	$90,500

05/01/2008 Contract Anniversary				$100,000	$7,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$7,000	$98,125

04/01/2007		$2,000		$100,000	$7,000	$96,125

05/01/2007 Contract Anniversary				$100,000	$7,000	$96,125

06/15/2007	$1,875			$100,000	$7,000	$94,250

09/15/2007	$1,875			$100,000	$7,000	$92,375

11/15/2007		$4,000		$99,140	$7,000	$88,358

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $7,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (7% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($7,000). As the withdrawal exceeded the Protected Payment Amount and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $99,140 and the Remaining Protected Balance is reduced to $88,358.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000
•	Protected Payment Base = $100,000

•	Remaining Protected Balance = $92,375
•	Protected Payment Amount less withdrawals already taken = $7,000 − $3,750 = $3,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount less withdrawals already taken. Numerically, the excess withdrawal amount is $750 (total withdrawal amount − Protected Payment Amount less withdrawals already taken; $4,000 − ($7,000 − $3,750) = $750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 0.86% ($750 ÷ ($90,000 − $3,250); $750 ÷ $86,750 = 0.0086 or 0.86%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $99,140 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 0.86%); $100,000 × 99.14% = $99,140).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,358 (Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $3,250) × (1 − 0.86%); $89,125 × 99.14% = $88,358).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,358 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,358.

APPENDIX G:

GUARANTEED PROTECTION ADVANTAGE 3 (GPA 3) AND GUARANTEED PROTECTION ADVANTAGE 5 (GPA 5) SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a 10-Year Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 4.
•	A withdrawal of $10,000 is taken during Contract Year 7.

Beginning	Purchase			Guaranteed	Amount
of Contract	Payments	Withdrawal	Contract	Protection	added to the
Year	Received	Amount	Value	Amount	Contract Value

1	$100,000		$100,000	$100,000

Activity	$20,000		$118,119	$120,000

2			$117,374	$120,000

3			$114,439	$120,000

4			$111,578	$120,000

Activity	$10,000		$119,480	$120,000

5			$118,726	$120,000

6			$124,662	$120,000

Step-Up (New 10- Year Term Begins)			$124,662	$124,662

7			$121,546	$124,662

Activity		$10,000	$109,259	$114,209

8			$108,570	$114,209

9			$105,856	$114,209

10			$103,209	$114,209

11			$100,629	$114,209

12			$98,114	$114,209

13			$95,661	$114,209

14			$93,269	$114,209

15			$90,937	$114,209

Values at End of 15th Year			$88,664 $114,209	$114,209 $0	$25,545

The Guaranteed Protection Amount is equal to (a) + (b) − (c) as indicated below:

(a)	is the Contract Value at the start of the Term,
(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and
(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

•	Guaranteed Protected Amount = Initial Purchase Payment = $100,000 ($100,000 + 0 − 0 = $100,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Guaranteed Protection Amount will be increased by $20,000 to $120,000. ($100,000 + $20,000 − 0 = $120,000)

During Contract Year 4, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Guaranteed Protection Amount because it was not made during the first Contract Year (or first year of the 10-Year Term).

On the 6th Contract Anniversary, an optional Step-Up was elected. The Step-Up will reset the Guaranteed Protection Amount equal to the Contract Value ($124,662) as of that Contract Anniversary.

During Contract Year 7, a withdrawal of $10,000 was made. This withdrawal will reduce the Guaranteed Protection Amount on a pro rata basis and will result in a new Guaranteed Protection Amount. The pro rata adjustment is $10,453 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / $119,259 = 0.08385) multiplied by the Guaranteed Protection Amount prior to the withdrawal ($124,662 * 0.08385 = $10,453). The new Guaranteed Protection Amount (a) + (b) − (c) = $114,209 ($124,662 + 0 − $10,453 = 114,209).

At the end of Contract Year 15 (end of the 10-Year Term) the Contract Value ($88,664) is less than the Guaranteed Protection Amount ($114,209). Therefore, $25,545 ($114,209 − $88,664 = $25,545) is added to the Contract Value and the Rider terminates.

APPENDIX H:

EXAMPLES OF CONTINGENT DEFERRED SALES CHARGE

The following examples illustrate the operation of the contingent deferred sales charge.

Example 1:

A Contract Owner makes a single premium payment of $10,000 in the first Contract Year and the Contract’s Contract Value grows to $15,000 in the fifth Contract Year. A partial withdrawal of $11,000 is requested at that time and no prior withdrawals have been made.

Basis of Charge	Rate of Charge	Explanation
$1,000	0%	10% free withdrawal amount on premium Age 5 – No charge imposed.
9,000	3%	Applied against remaining premium Age 5.
1,000	0%	No charge imposed on an amount in excess of aggregate premiums received in last 5 Contract Years.

The contingent deferred sales charge would be $270.

Example 2:

A Contract Owner makes an initial premium payment of $5,000 in the first Contract Year, and subsequent Premium Payments of $2,000 in the second, third, and fourth Contract Years for total premiums of $11,000, and the Contract’s Contract Value has grown to $17,000 in the sixth Contract Year. A withdrawal of $12,000 is requested in the sixth Contract Year and no prior withdrawals have been made.

Basis of Charge	Rate of Charge	Explanation
$5,000	0%	Applied against premiums Age 6 – No charge imposed.
600	0%	10% free withdrawal amount applied against premium Age 5.
1,400	3%	Applied against remaining premium Age 5.
2,000	4%	Applied against premium Age 4.
2,000	5%	Applied against premium Age 3.
1,000	0%	No charge imposed on an amount in excess of aggregate premium received in last 5 Contract Years.

The contingent deferred sales charge would be $222.

Example 3:

A Contract Owner makes a single premium payment of $12,000 and has received four quarterly scheduled withdrawals of $200 in the second Contract Year. An unscheduled partial withdrawal was also made of $500 after the third scheduled withdrawal.

Basis of Charge	Rate of Charge	Explanation
$200	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
200	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
200	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
500	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
100	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
100	6%	Applied against premium Age 2.

The contingent deferred sales charge would be $6.

APPENDIX I:

OPTIONAL RIDERS NOT AVAILABLE
FOR PURCHASE

Flexible Lifetime Income Plus

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59 1/2 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59 1/2 when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero. The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the Owner’s age at the time of purchase) multiplied by the Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The Remaining Protected Balance will never be less than zero. The initial Remaining Protected Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount each contract year, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59 1/2 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal Percentage

The withdrawal percentage is determined according to the table below based on the oldest Owner’s age (or youngest Annuitant in the case of a Non-Natural Owner) at Rider Effective Date or the most recent Reset Date, whichever is later. The withdrawal percentages are as follows:

Age	Withdrawal Percentage

Before 59 1/2	5.0%
59 1/2 - 74	5.0%
75 and older	6.0%

If you purchase the Rider before you reach 75 years of age, a Reset is required to receive the higher withdrawal percentage once you are 75 years of age.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 5% (7% if your Rider Effective Date is before January 1, 2009) of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date and after any annual credit is applied, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the

Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the 1st Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If an election to reset is made, whether by an Automatic Reset or an Owner-Elected Reset, then the provisions of this Rider will continue in full force and in effect for the surviving spouse. The withdrawal percentage will be determined based on the age of the surviving spouse and the new withdrawal percentage may be higher or lower than what the withdrawal percentage was prior to death. In addition, if the surviving spouse is age 59 1/2 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of the Protected Payment Amount. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

•	Owner’s Age = 74 on the Contract Date

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

•	Owner’s Age = 74 on the Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	No withdrawals taken.
•	No Automatic Resets or Owner-Elected Resets.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000

2			$207,000	$10,000	$210,000	$10,500	$210,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $10,000 (5% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $210,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,500 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

•	Owner’s Age = 74 on the Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.
•	Automatic Resets at Beginning of Contract Years 4 and 5.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000

2			$207,000	$10,000	$210,000	$10,500	$210,000

Activity		$10,500	$209,000		$210,000	$0	$199,500

3			$209,000	$0	$210,000	$10,500	$199,500

Activity		$10,500	$214,845		$210,000	$0	$189,000

4	(Prior to Automatic Reset)		$214,845	$0	$210,000	$10,500	$189,000

4	(After Automatic Reset)		$214,845	$0	$214,845	$12,890	$214,845

Activity		$12,890	$216,994		$214,845	$0	$201,955

5	(Prior to Automatic Reset)		$216,994	$0	$214,845	$12,890	$201,955

5	(After Automatic Reset)		$216,994	$0	$216,994	$13,019	$216,994

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $199,500 ($210,000 − $10,500).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $189,000 ($199,500 − $10,500).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). Additionally, the reset took place after the Owner reached age 75. As a result, the Protected Payment Amount is equal to $12,890 (6% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($12,890):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $201,955 ($214,845 − $12,890).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $13,019 (6% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 5, eligibility for the annual credit will again apply.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

•	Owner’s Age = 74 on the Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Reset at Beginning of Contract Year 3.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000

2			$207,000	$10,000	$210,000	$10,500	$210,000

Activity		$15,000	$206,490		$205,527	$0	$195,000

3	(Prior to Automatic Reset)		$206,490	$0	$205,527	$10,276	$195,000

3	(After Automatic Reset)		$206,490	$0	$206,490	$12,389	$206,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490
•	Protected Payment Base = $210,000
•	Remaining Protected Balance = $210,000
•	Protected Payment Amount = $10,500 (5% × Protected Payment Base; 5% × $210,000 = $10,500)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,500 (total withdrawal amount − Protected Payment Amount; $15,000 − $10,500 = $4,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the

$206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 2.13% ($4,500 ÷ ($221,490 − $10,500); $4,500 ÷ $210,990 = 0.0213 or 2.13%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $205,527 (Protected Payment Base × (1 − ratio); $210,000 × (1 − 2.13%); $210,000 × 97.87% = $205,527).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $195,250 ((Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($210,000 − $10,500) × (1 − 2.13%); $199,500 × 97.87% = $195,250).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $195,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $210,000 − $15,000 = $195,000).

Therefore, since $195,000 (total withdrawal amount method) is less than $195,250 (proportionate method) the new Remaining Protected Balance is $195,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $205,527 = $10,276), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset). Additionally, the reset took place after the Owner reached age 75. As a result, the Protected Payment Amount is equal to $12,389 (6% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 3, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$96,250

09/15/2007	$1,875			$100,000	$1,250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

04/01/2007		$2,000		$100,000	$1,125	$96,125

05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$94,250

09/15/2007	$1,875			$100,000	$1,250	$92,375

11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250=$2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $1,250) × (1 − 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 59 1/2 or older when the first withdrawal was taken
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000

2	$5,000	$94,384	$0	$100,000	$5,000	$90,000

3	$5,000	$92,215	$0	$100,000	$5,000	$85,000

4	$5,000	$89,982	$0	$100,000	$5,000	$80,000

5	$5,000	$87,681	$0	$100,000	$5,000	$75,000

6	$5,000	$85,311	$0	$100,000	$5,000	$70,000

7	$5,000	$82,871	$0	$100,000	$5,000	$65,000

8	$5,000	$80,357	$0	$100,000	$5,000	$60,000

9	$5,000	$77,768	$0	$100,000	$5,000	$55,000

10	$5,000	$75,101	$0	$100,000	$5,000	$50,000

11	$5,000	$72,354	$0	$100,000	$5,000	$45,000

12	$5,000	$69,524	$0	$100,000	$5,000	$40,000

13	$5,000	$66,610	$0	$100,000	$5,000	$35,000

14	$5,000	$63,608	$0	$100,000	$5,000	$30,000

15	$5,000	$60,517	$0	$100,000	$5,000	$25,000

16	$5,000	$57,332	$0	$100,000	$5,000	$20,000

17	$5,000	$54,052	$0	$100,000	$5,000	$15,000

18	$5,000	$50,674	$0	$100,000	$5,000	$10,000

19	$5,000	$47,194	$0	$100,000	$5,000	$5,000

20	$5,000	$43,610	$0	$100,000	$5,000	$0

21	$5,000	$39,918	$0	$100,000	$5,000	$0

22	$5,000	$36,115	$0	$100,000	$5,000	$0

23	$5,000	$32,199	$0	$100,000	$5,000	$0

24	$5,000	$28,165	$0	$100,000	$5,000	$0

25	$5,000	$24,010	$0	$100,000	$5,000	$0

26	$5,000	$19,730	$0	$100,000	$5,000	$0

27	$5,000	$15,322	$0	$100,000	$5,000	$0

28	$5,000	$10,782	$0	$100,000	$5,000	$0

29	$5,000	$6,105	$0	$100,000	$5,000	$0

30	$5,000	$1,288	$0	$100,000	$5,000	$0

31	$5,000	$0	$0	$100,000	$5,000	$0

32	$5,000	$0	$0	$100,000	$5,000	$0

33	$5,000	$0	$0	$100,000	$5,000	$0

34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Automatic Income Builder

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the Owner’s age at the time of purchase) multiplied by the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59 1/2 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59 1/2 when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The Remaining Protected Balance will never be less than zero. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59 1/2 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). If you are older than 59 1/2 and if you delay taking withdrawals, this Rider also provides the potential to receive a 0.10% increase in the withdrawal percentage per year, which can increase the percentage that you may withdraw each Contract Year without reducing your Protected Payment Base. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal Percentage

On or prior to the date of the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) the withdrawal percentage is determined as follows based on the oldest Owner’s age (or youngest Annuitant in the case of a Non-Natural Owner):

If your Rider Effective Date is on or after January 1, 2009, the following Withdrawal Percentages will apply:

Age	Withdrawal Percentage

Before 59 1/2	4.0%
59 1/2 - 69	4.0%
70 - 84	5.0%
85 and older	6.0%

If your Rider Effective Date is before January 1, 2009, the following Withdrawal Percentages will apply:

Age	Withdrawal Percentage

Before 59 1/2	5.0%
59 1/2 - 69	5.0%
70 - 84	6.0%
85 and older	7.0%

If the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) is taken on or after age 59 1/2, the withdrawal percentage will automatically increase according to the table above based on age as of the most recent Contract Anniversary.

If the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) is taken prior to age 59 1/2, the withdrawal percentage will be 4.0% (5.0% if your Rider Effective Date is before January 1, 2009) until the Remaining Protected Balance is depleted and will remain unchanged unless a Reset occurs. If an Automatic Reset or an Owner-Elected Reset occurs and your first withdrawal after that Reset is taken on or after age 59 1/2, the withdrawal percentage will be the withdrawal percentage that corresponds to the age at the time of the first withdrawal.

There is an opportunity for an increase in the withdrawal percentage. The withdrawal percentage in the table above will increase by 0.10% for each Rider year a withdrawal is not taken beginning on the later of the Contract Anniversary following the Owner’s age 59 1/2 or the Rider Effective Date. In addition, the increase in the withdrawal percentage will still be included as you reach a new age band (for example, if your first withdrawal is taken after age 59 1/2 and at age 69 your withdrawal percentage is 4.4%, then your withdrawal percentage would be 5.4% the Contract Anniversary immediately after you turn 70). However, once a withdrawal is taken (including an RMD Withdrawal), regardless of the Owner’s age when the withdrawal is taken, no further increase in the withdrawal percentage will be available and eligibility for the increase cannot be reinstated with a Reset.

The withdrawal percentage, including any 0.10% increase, will not be reduced as a result of a Reset.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. Immediately following the withdrawal the Remaining Protected Balance will decrease by the withdrawal amount.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduces the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that eligibility for the increase in the withdrawal percentage cannot be reinstated with a Reset once a withdrawal is taken. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above. If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries. If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the 1st Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only fixed annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. The withdrawal percentage will be determined based on the age of the surviving spouse and the new withdrawal percentage may be higher or lower than what the withdrawal percentage was prior to death. In addition, if the surviving spouse is age 59 1/2 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life.

Any 0.10% increase to the withdrawal percentage previously added will apply but no further increases to the withdrawal percentage will be added.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of the Protected Payment Amount. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Owner’s age on Rider Effective Date = 68

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = Withdrawal percentage multiplied by the Protected Payment Base = 4% × $100,000 = $4,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Owner’s age on Rider Effective Date = 68

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	No withdrawals taken.

•	Automatic Reset at Contract Years 2 and 3.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

Activity	$100,000		$200,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000

Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000

Activity	$100,000		$307,000	$307,000	$12,587	$307,000

Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000

Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4.0% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, the withdrawal percentage is increased to 4.1%. Additionally, because at Year 2 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,487 (4.1% of the reset Protected Payment Base).

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $307,000 ($207,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $12,587 (4.1% of the Protected Payment Base after the Purchase Payment).

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Owner’s age on Rider Effective Date = 68

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 3.

•	Automatic Reset at Contract Years 2, 3 and 4.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

Activity	$100,000		$200,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000

Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000

Activity	$100,000		$307,000	$307,000	$12,587	$307,000

Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000

Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490

Activity		$16,717	$327,277	$321,490	$0	$304,773

Year 4 Contract Anniversary	Prior to Automatic Reset		$327,277	$321,490	$16,717	$304,773

Year 4 Contract Anniversary	After Automatic Reset		$327,277	$327,277	$17,018	$327,277

For an explanation of the values and activities at the start of and during Contract Years 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($16,717):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $304,773 ($321,490 − $16,717).

Since a withdrawal occurred during Contract Year 3, the withdrawal percentage will no longer increase as a result of delaying withdrawals.

Because at the Year 4 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $17,018 (5.2% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Owner’s age on Rider Effective Date = 68

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

•	Automatic Resets at Contract Years 2, 3 and 4.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase		Contract	Payment	Payment	Protected
	Payment	Withdrawal	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

Activity	$100,000		$200,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000

Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000

Activity	$100,000		$307,000	$307,000	$12,587	$307,000

Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000

Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490

Activity		$30,000	$313,994	$308,437	$0	$291,490

Year 4 Contract Anniversary	Prior to Automatic Reset		$313,994	$308,437	$16,038	$291,490

Year 4 Contract Anniversary	After Automatic Reset		$313,994	$313,994	$16,327	$313,994

For an explanation of the values and activities at the start of and during Contract Years 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

As the withdrawal during Contract Year 3 exceeded the Protected Payment Amount immediately prior to the withdrawal ($16,717), the Protected Payment Base is reduced to $308,437 and the Remaining Protected Balance is reduced to $291,490. The reduction in the Protected Payment Base and the Remaining Protected Balance is calculated as follows:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $13,283 (total withdrawal amount − Protected Payment Amount; $30,000 − $16,717 = $13,283).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value prior to the withdrawal − Protected Payment Amount). The Contract Value prior to the withdrawal was $343,994, which equals the $313,994 after the withdrawal plus the $30,000 withdrawal amount. Numerically, the ratio is 4.06% ($13,283 ÷ ($343,994 − $16,717); $13,283 ÷ $327,277 = 0.0406 or 4.06%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $308,437 (Protected Payment Base × (1 − ratio); $321,490 × (1 − 4.06%); $321,490 × 95.94% = $308,437).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount and then multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $292,399 ((Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($321,490 − $16,717) × (1 − 4.06%); $304,773 × 95.94% = $292,399).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $291,490 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $321,490 − $30,000 = $291,490).

Therefore, since $291,490 (total withdrawal amount method) is less than $292,399 (proportionate method) the new Remaining Protected Balance is $291,490.

Since a withdrawal occurred during Contract Year 3, the withdrawal percentage will no longer increase as a result of delaying withdrawals.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,327 (5.2% of the reset Protected Payment Base).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125

06/15/2007	$1,875			$100,000	$3,125	$96,250

09/15/2007	$1,875			$100,000	$1,250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008
Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

04/01/2007		$2,000		$100,000	$1,125	$96,125

05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125

06/15/2007	$1,875			$100,000	$3,125	$94,250

09/15/2007	$1,875			$100,000	$1,250	$92,375

11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced by the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount and then multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $1,250) × (1 − 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s age on Rider Effective Date = 65
•	No subsequent Purchase Payments are received.
•	Withdrawals, are taken each Contract Year:

•	Equal to 4% of the Protected Payment Base in Contract Years 1-5 (age 65-69)
•	Equal to 5% of the Protected Payment Base in Contract Years 6-20 (age 70-84)
•	Equal to 6% of the Protected Payment Base in Contract Years 21-35 (age 85-99)

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

			Protected	Protected	Remaining
Contract		End of Year	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Base	Amount	Balance

1	$4,000	$99,000	$100,000	$4,000	$96,000

2	$4,000	$97,970	$100,000	$4,000	$92,000

3	$4,000	$96,909	$100,000	$4,000	$88,000

4	$4,000	$95,816	$100,000	$4,000	$84,000

5	$4,000	$94,691	$100,000	$4,000	$80,000

6	$5,000	$92,532	$100,000	$5,000	$75,000

7	$5,000	$90,308	$100,000	$5,000	$70,000

8	$5,000	$88,017	$100,000	$5,000	$65,000

9	$5,000	$85,657	$100,000	$5,000	$60,000

10	$5,000	$83,227	$100,000	$5,000	$55,000

11	$5,000	$80,724	$100,000	$5,000	$50,000

12	$5,000	$78,146	$100,000	$5,000	$45,000

13	$5,000	$75,490	$100,000	$5,000	$40,000

14	$5,000	$72,755	$100,000	$5,000	$35,000

15	$5,000	$69,937	$100,000	$5,000	$30,000

16	$5,000	$67,035	$100,000	$5,000	$25,000

17	$5,000	$64,046	$100,000	$5,000	$20,000

18	$5,000	$60,968	$100,000	$5,000	$15,000

19	$5,000	$57,797	$100,000	$5,000	$10,000

20	$5,000	$54,531	$100,000	$5,000	$5,000

21	$6,000	$50,167	$100,000	$6,000	$0

22	$6,000	$45,672	$100,000	$6,000	$0

23	$6,000	$41,042	$100,000	$6,000	$0

24	$6,000	$36,273	$100,000	$6,000	$0

25	$6,000	$31,361	$100,000	$6,000	$0

26	$6,000	$26,302	$100,000	$6,000	$0

27	$6,000	$21,091	$100,000	$6,000	$0

28	$6,000	$15,724	$100,000	$6,000	$0

29	$6,000	$10,196	$100,000	$6,000	$0

30	$6,000	$4,501	$100,000	$6,000	$0

31	$6,000	$0	$100,000	$6,000	$0

32	$6,000	$0	$100,000	$6,000	$0

33	$6,000	$0	$100,000	$6,000	$0

34	$6,000	$0	$100,000	$6,000	$0

35	$6,000	$0	$100,000	$6,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal: (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no increases are added to the withdrawal percentage due to delaying withdrawals.

Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 4%, 5% and 6% of the Protected Payment Base, respectively, will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Flexible Lifetime Income

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59 1/2 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contact Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner-Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment

Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the 1st Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 59 1/2 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the date of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.
•	No Automatic Resets or Owner-Elected Resets.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000

2			$207,000	$12,000	$212,000	$10,600	$212,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $12,000 (6% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $212,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,600 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.
•	Automatic Resets at Beginning of Contract Years 4 and 5.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000

2			$207,000	$12,000	$212,000	$10,600	$212,000

Activity		$10,600	$210,890		$212,000	$0	$201,400

3			$210,890	$0	$212,000	$10,600	$201,400

Activity		$10,600	$215,052		$212,000	$0	$190,800

4	(Prior to Automatic Reset)		$215,052	$0	$212,000	$10,600	$190,800

4	(After Automatic Reset)		$215,052	$0	$215,052	$10,752	$215,052

Activity		$10,600	$219,506		$215,052	$152	$204,452

5	(Prior to Automatic Reset)		$219,506	$0	$215,052	$10,752	$204,452

5	(After Automatic Reset)		$219,506	$0	$219,506	$10,975	$219,506

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $201,400 ($212,000 − $10,600).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $190,800 ($201,400 − $10,600).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,752 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

•	the Protected Payment Base remains unchanged;
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $204,452 ($215,052 − $10,600); and
•	the Protected Payment Amount is reduced to $152 (5% of the Protected Payment Base less cumulative withdrawals (5% × $215,052 − $10,600 = $152).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,975 (5% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a Reset occurred at the beginning of Contract Year 5, eligibility for the annual credit will again apply.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Resets at Beginning of Contract Year 4.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000

2			$207,000	$12,000	$212,000	$10,600	$212,000

Activity		$15,000	$206,490		$207,590	$0	$197,000

3			$206,490	$0	$207,590	$10,379	$197,000

4	(Prior to Automatic Reset)		$220,944	$0	$207,590	$10,379	$197,000

4	(After Automatic Reset)		$220,944	$0	$220,944	$11,047	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,600), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490
•	Protected Payment Base = $212,000
•	Remaining Protected Balance = $212,000
•	Protected Payment Amount = $10,600 (5% × Protected Payment Base; 5% × $212,000 = $10,600)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,600 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,400 (total withdrawal amount − Protected Payment Amount; $15,000 − $10,600 = $4,400).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 2.08% ($4,400 ÷ ($221,490 − $10,600); $4,400 ÷ $210,890 = 0.0208 or 2.08%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $207,590 (Protected Payment Base × (1 − ratio); $212,000 × (1 − 2.08%); $212,000 × 97.92% = $207,590).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $197,210 (Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($212,000 − $10,600) × (1 − 2.08%); $201,400 × 97.92% = $197,210).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $197,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $212,000 − $15,000 = $197,000).

Therefore, since $197,000 (total withdrawal amount method) is less than $197,210 (proportionate method) the new Remaining Protected Balance is $197,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $207,590 = $10,379), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected

Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset).

Since a withdrawal occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$96,250

09/15/2007	$1,875			$100,000	$1,250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

04/01/2007		$2,000		$100,000	$1,125	$96,125

05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$94,250

09/15/2007	$1,875			$100,000	$1,250	$92,375

11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000
•	Protected Payment Base = $100,000
•	Remaining Protected Balance = $92,375
•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $1,250) × (1 − 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 59 1/2 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000

2	$5,000	$94,384	$0	$100,000	$5,000	$90,000

3	$5,000	$92,215	$0	$100,000	$5,000	$85,000

4	$5,000	$89,982	$0	$100,000	$5,000	$80,000

5	$5,000	$87,681	$0	$100,000	$5,000	$75,000

6	$5,000	$85,311	$0	$100,000	$5,000	$70,000

7	$5,000	$82,871	$0	$100,000	$5,000	$65,000

8	$5,000	$80,357	$0	$100,000	$5,000	$60,000

9	$5,000	$77,768	$0	$100,000	$5,000	$55,000

10	$5,000	$75,101	$0	$100,000	$5,000	$50,000

11	$5,000	$72,354	$0	$100,000	$5,000	$45,000

12	$5,000	$69,524	$0	$100,000	$5,000	$40,000

13	$5,000	$66,610	$0	$100,000	$5,000	$35,000

14	$5,000	$63,608	$0	$100,000	$5,000	$30,000

15	$5,000	$60,517	$0	$100,000	$5,000	$25,000

16	$5,000	$57,332	$0	$100,000	$5,000	$20,000

17	$5,000	$54,052	$0	$100,000	$5,000	$15,000

18	$5,000	$50,674	$0	$100,000	$5,000	$10,000

19	$5,000	$47,194	$0	$100,000	$5,000	$5,000

20	$5,000	$43,610	$0	$100,000	$5,000	$0

21	$5,000	$39,918	$0	$100,000	$5,000	$0

22	$5,000	$36,115	$0	$100,000	$5,000	$0

23	$5,000	$32,199	$0	$100,000	$5,000	$0

24	$5,000	$28,165	$0	$100,000	$5,000	$0

25	$5,000	$24,010	$0	$100,000	$5,000	$0

26	$5,000	$19,730	$0	$100,000	$5,000	$0

27	$5,000	$15,322	$0	$100,000	$5,000	$0

28	$5,000	$10,782	$0	$100,000	$5,000	$0

29	$5,000	$6,105	$0	$100,000	$5,000	$0

30	$5,000	$1,288	$0	$100,000	$5,000	$0

31	$5,000	$0	$0	$100,000	$5,000	$0

32	$5,000	$0	$0	$100,000	$5,000	$0

33	$5,000	$0	$0	$100,000	$5,000	$0

34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1 and no Resets occurred, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Foundation 10

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Maximum Credit Base – An amount equal to 200% of the Remaining Protected Balance as of the Rider Effective Date and any subsequent Purchase Payments made during the first year that the Rider is in effect plus 100% of all subsequent Purchase Payments made after the first year.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59 1/2 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance if no withdrawals are taken. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduces the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date,

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date, and

•	the Remaining Protected Balance is less than the Maximum Credit Base.

The Annual Credit is equal to 10% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date, or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or the most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. In addition, Annual Credit eligibility cannot be reinstated by any Automatic or Owner-Elected Reset.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that eligibility for the Annual Credit cannot be reinstated with a Reset. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

If a withdrawal is taken, the Annual Credit will no longer be applied and cannot be restarted with an Automatic or Owner-Elected Reset. In addition, an Automatic or Owner-Elected Reset will not start a new 10 year period for Annual Credit eligibility.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges). A Reset does not begin a new 10 year period for the Annual Credit to be applied.

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above. If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the 1st Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 59 1/2 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the date of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected	Maximum
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance	Credit Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000
•	Maximum Credit Base = 200% of the Initial Purchase Payment = $200,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.
•	No withdrawals taken.
•	Automatic Reset at Beginning of Contract Year 10.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected	Maximum
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance	Credit Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000

2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000

Activity	$100,000		$307,000		$320,000	$16,000	$320,000	$500,000

3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000

4			$343,994	$30,000	$380,000	$19,000	$380,000	$500,000

5			$368,073	$30,000	$410,000	$20,500	$410,000	$500,000

6			$393,839	$30,000	$440,000	$22,000	$440,000	$500,000

7			$421,407	$30,000	$470,000	$23,500	$470,000	$500,000

8			$450,906	$30,000	$500,000	$25,000	$500,000	$500,000

9			$482,469	$0	$500,000	$25,000	$500,000	$500,000

10	Prior to Automatic Reset		$516,242	$0	$500,000	$25,000	$500,000	$500,000

10	After Automatic Reset		$516,242	$0	$516,242	$25,812	$516,242	$500,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). Since the subsequent Purchase Payment is received in Contract Year 1, the Maximum Credit Base is increased by 200% of the Purchase Payment, to $400,000. The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $20,000 (10% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $220,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $11,000 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $320,000 ($220,000 + $100,000). Since the subsequent Purchase Payment is received in Contract Year 2, the Maximum Credit Base is increased by 100% of the Purchase Payment, to $500,000. The Protected Payment Amount after the Purchase Payment is equal to $16,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 3, an annual credit of $30,000 (10% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $350,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $17,500 (5% of the Protected Payment Base on that Contract Anniversary).

An Annual Credit is no longer applied after the Protected Payment Base and Remaining Protected Balance reach the Maximum Credit Base of $500,000 in Contract Year 8.

Because at the Beginning of Contract Year 10, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 10 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 10 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $25,812 (5% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 3 and 4.
•	Automatic Reset at Beginning of Contract Year 6.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected	Maximum
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance	Credit Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000

2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000

Activity	$100,000		$307,000		$320,000	$16,000	$320,000	$500,000

3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000

Activity		$17,500	$326,494		$350,000	$0	$332,500	$500,000

4			$326,494	$0	$350,000	$17,500	$332,500	$500,000

Activity		$17,500	$331,848		$350,000	$0	$315,000	$500,000

5			$331,848	$0	$350,000	$17,500	$315,000	$500,000

6	Prior to Automatic Reset		$355,077	$0	$350,000	$17,500	$315,000	$500,000

6	After Automatic Reset		$355,077	$0	$355,077	$17,753	$355,077	$500,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($17,500):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $332,500 ($350,000 − $17,500).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($17,500):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $315,000 ($332,500 − $17,500).

Because at the Beginning of Contract Year 6, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 6 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 6 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $17,753 (5% of the reset Protected Payment Base).

Since a withdrawal occurred during Contract Year 3, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

Beginning					Protected	Protected	Remaining	Maximum
of Contract	Purchase			Annual	Payment	Payment	Protected	Credit
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance	Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000

2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000

Activity	$100,000		$321,490		$320,000	$16,000	$320,000	$500,000

3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000

Activity		$25,000	$318,994		$341,985	$0	$324,885	$500,000

4			$318,994	$0	$341,985	$17,099	$324,885	$500,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $17,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $343,994
•	Protected Payment Base = $350,000
•	Remaining Protected Balance = $350,000
•	Protected Payment Amount = $17,500 (5% × Protected Payment Base; 5% × $350,000 = $17,500)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $17,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $7,500 (total withdrawal amount − Protected Payment Amount; $25,000 − $17,500 = $7,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $343,994, which equals the $318,994 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 2.29% ($7,500 ÷ ($343,994 − $17,500); $7,500 ÷ $326,494 = 0.0229 or 2.29%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $341,985 (Protected Payment Base × (1 − ratio); $350,000 × (1 − 2.29%); $350,000 × 97.71% = $341,985).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $324,885 (Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($350,000 − $17,500) × (1 − 2.29%); $332,500 × 97.71% = $324,885).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $325,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $350,000 − $25,000 = $325,000).

Therefore, since $324,885 (proportionate method) is less than $325,000 (total withdrawal amount method) the new Remaining Protected Balance is $324,885.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $341,985 = $17,099), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

Since a withdrawal occurred during Contract Year 3, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – Annual Credit & Resets.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments received.
•	No withdrawals taken.
•	Automatic Reset at Beginning of Contract Years 3, 5, 7 and 9.

Beginning					Protected	Protected	Remaining	Maximum
of Contract	Purchase			Annual	Payment	Payment	Protected	Credit
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance	Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000

2			$107,000	$10,000	$110,000	$5,500	$110,000	$200,000

3			$125,000	$10,000	$125,000	$6,250	$125,000	$200,000

4			$120,000	$12,500	$137,500	$6,875	$137,500	$200,000

5			$190,000	$12,500	$190,000	$9,500	$190,000	$200,000

6			$180,000	$19,000	$209,000	$10,450	$209,000	$200,000

7			$240,000	$0	$240,000	$12,000	$240,000	$200,000

8			$220,000	$0	$240,000	$12,000	$240,000	$200,000

9			$250,000	$0	$250,000	$12,500	$250,000	$200,000

On the Contract Anniversary at the beginning of Contract Year 2, an Annual Credit of $10,000 (10% of the Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance.

An Annual Credit of $10,000 would have been applied on the Contract Anniversary at the beginning of Contract Year 3, but an Automatic Reset takes place instead, resetting the Protected Payment Base and Remaining Protected Balance to $125,000.

On the Contract Anniversary at the beginning of Contract Year 4, an Annual Credit of $12,500 (10% of the Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance.

An Annual Credit of $12,500 would have been applied on the Contract Anniversary at the beginning of Contract Year 5, but an Automatic Reset took place instead, resetting the Protected Payment Base and Remaining Protected Balance to $190,000.

On the Contract Anniversary at the beginning of Contract Year 6, an Annual Credit of $19,000 (10% of the Remaining Protected Balance) is added, increasing the Protected Payment Base and Remaining Protected Balance to $209,000. Annual Credits will no longer be added since the Maximum Credit Base of $200,000 has been reached.

Example #6 – RMD Withdrawals.

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$96,250

09/15/2007	$1,875			$100,000	$1,250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

04/01/2007		$2,000		$100,000	$1,125	$96,125

05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$94,250

09/15/2007	$1,875			$100,000	$1,250	$92,375

11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000
•	Remaining Protected Balance = $92,375
•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $1,250) × (1 − 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 59 1/2 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000

2	$5,000	$94,384	$0	$100,000	$5,000	$90,000

3	$5,000	$92,215	$0	$100,000	$5,000	$85,000

4	$5,000	$89,982	$0	$100,000	$5,000	$80,000

5	$5,000	$87,681	$0	$100,000	$5,000	$75,000

6	$5,000	$85,311	$0	$100,000	$5,000	$70,000

7	$5,000	$82,871	$0	$100,000	$5,000	$65,000

8	$5,000	$80,357	$0	$100,000	$5,000	$60,000

9	$5,000	$77,768	$0	$100,000	$5,000	$55,000

10	$5,000	$75,101	$0	$100,000	$5,000	$50,000

11	$5,000	$72,354	$0	$100,000	$5,000	$45,000

12	$5,000	$69,524	$0	$100,000	$5,000	$40,000

13	$5,000	$66,610	$0	$100,000	$5,000	$35,000

14	$5,000	$63,608	$0	$100,000	$5,000	$30,000

15	$5,000	$60,517	$0	$100,000	$5,000	$25,000

16	$5,000	$57,332	$0	$100,000	$5,000	$20,000

17	$5,000	$54,052	$0	$100,000	$5,000	$15,000

18	$5,000	$50,674	$0	$100,000	$5,000	$10,000

19	$5,000	$47,194	$0	$100,000	$5,000	$5,000

20	$5,000	$43,610	$0	$100,000	$5,000	$0

21	$5,000	$39,918	$0	$100,000	$5,000	$0

22	$5,000	$36,115	$0	$100,000	$5,000	$0

23	$5,000	$32,199	$0	$100,000	$5,000	$0

24	$5,000	$28,165	$0	$100,000	$5,000	$0

25	$5,000	$24,010	$0	$100,000	$5,000	$0

26	$5,000	$19,730	$0	$100,000	$5,000	$0

27	$5,000	$15,322	$0	$100,000	$5,000	$0

28	$5,000	$10,782	$0	$100,000	$5,000	$0

29	$5,000	$6,105	$0	$100,000	$5,000	$0

30	$5,000	$1,288	$0	$100,000	$5,000	$0

31	$5,000	$0	$0	$100,000	$5,000	$0

32	$5,000	$0	$0	$100,000	$5,000	$0

33	$5,000	$0	$0	$100,000	$5,000	$0

34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Lifetime Income Access Plus

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance. The Income Access Credit is referred to as Annual Credit in the Contract’s Rider.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 65 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, on any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Income Access Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Income Access Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 65 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 65 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Income Access Credit

On each Contract Anniversary after the Rider Effective Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 5 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless a reset occurs.

The Income Access Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

If you want to participate in Automatic Resets, you must make an affirmative election in a form satisfactory to us. Otherwise, you may reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Income Access Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Income Access Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the 1st Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. The surviving spouse may elect to reset the Remaining Protected Balance on any Contract Anniversary. In addition, if the surviving spouse is age 65 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider and the Contract will terminate:

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Income Access Plus

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance. The Income Access Credit is referred to as Annual Credit in the Contract’s Rider.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider allows for withdrawals up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. This Rider does not provide lifetime withdrawal benefits. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, on any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Income Access Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Income Access Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

If a withdrawal does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero. The payments will be made under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

On and after August 1, 2005, no adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

If the Contract Value is reduced to zero, RMD withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Income Access Credit

On each Contract Anniversary after the Rider Effective Date or the most recent Reset Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is prior to the 6th Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless a Reset occurs.

The Income Access Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date. Please discuss with your financial advisor your Contract’s maximum Annuity Date when considering reset options.

If you want to participate in Automatic Resets, you must make an affirmative election in a form satisfactory to us. Otherwise, you may reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Income Access Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Income Access Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the 1st Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below, or

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date.

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract and the Rider will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples apply to Lifetime Income Access Plus and Income Access Plus unless otherwise noted below.

Example #1 – Income Access Credit; No Subsequent Purchase Payments; No Withdrawals; No Reset in Remaining Protected Balance.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	No withdrawals taken.
•	No Reset of the Remaining Protected Balance.

Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase		Contract	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Value	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$103,000	$6,000	$106,000	$5,300	$106,000

3			$106,090	$6,000	$112,000	$5,600	$112,000

4			$109,273	$6,000	$118,000	$5,900	$118,000

5			$112,551	$6,000	$124,000	$6,200	$124,000

6			$115,927	$6,000	$130,000	$6,500	$130,000

7			$119,405	$0	$130,000	$6,500	$130,000

8			$122,987	$0	$130,000	$6,500	$130,000

9			$126,677	$0	$130,000	$6,500	$130,000

10			$130,477	$0	$130,000	$6,500	$130,000

11			$134,392	$0	$130,000	$6,500	$130,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 6, an Income Access Credit of $6,000 (6% of initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on each Contract Anniversary up to the Contract Anniversary at the beginning of Contract Year 6. As a result, on the Contract Anniversary at the beginning of Contract Year 6, the Protected Payment Base and Remaining Protected Balance are equal to $130,000 and the Protected Payment Amount is equal to $6,500 (5% of $130,000).

No Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary after the Contract Anniversary at the beginning of Contract Year 6, as no reset in the Remaining Protected Balance was assumed.

In addition to the Initial Purchase Payment, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $50,000 is received during Contract Year 2.
•	No withdrawals taken.

Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase			Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$103,000	$6,000	$106,000	$5,300	$106,000

Activity	$50,000		$154,534		$156,000	$7,800	$156,000

3			$156,834	$9,000	$165,000	$8,250	$165,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $50,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $156,000 ($106,000 + $50,000). The Protected Payment Amount after the Purchase Payment is equal to $7,800 (5% of the Protected Payment Base after the Purchase Payment since there are no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 3, an Income Access Credit of $9,000 (6% of Initial Remaining Protected Balance plus 6% of the $50,000 subsequent Purchase Payment) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $165,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $8,250 (5% of the Protected Payment Base on that Contract Anniversary).

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	A withdrawal of $5,000 is taken during Contract Year 2.

Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase			Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$103,000	$6,000	$106,000	$5,300	$106,000

Activity		$5,000	$99,534		$106,000	$300	$101,000

3			$101,016	$0	$106,000	$5,300	$101,000

4			$104,046	$0	$106,000	$5,300	$101,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Because the $5,000 withdrawal during Contract Year 2 does not exceed the Protected Payment Amount ($5,300):

•	the Protected Payment Base remains unchanged;
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $101,000 ($106,000 − $5,000); and
•	the Protected Payment Amount is equal to $300 (5% of the Protected Payment Base after the withdrawal (5% of $106,000 = $5,300), less cumulative withdrawals during that Contract Year ($5,000)).

Since a withdrawal occurred during Contract Year 2, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Reset at Beginning of Contract Year 4.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000

2			$207,000	$12,000	$212,000	$10,600	$212,000

Activity		$15,000	$206,490		$207,590	$0	$197,000

3			$206,490	$0	$207,590	$10,379	$197,000

4	(Prior to Automatic Reset)		$220,944	$0	$207,590	$10,379	$197,000

4	(After Automatic Reset)		$220,944	$0	$220,944	$11,047	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,600), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490
•	Protected Payment Base = $212,000
•	Remaining Protected Balance = $212,000
•	Protected Payment Amount = $10,600 (5% × Protected Payment Base; 5% × $212,000 = $10,600)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,600 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,400 (total withdrawal amount − Protected Payment Amount; $15,000 − $10,600 = $4,400).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 2.08% ($4,400 ÷ ($221,490 − $10,600); $4,400 ÷ $210,890 = 0.0208 or 2.08%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $207,590 (Protected Payment Base × (1 − ratio); $212,000 × (1 − 2.08%); $212,000 × 97.92% = $207,590).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $197,210 (Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($212,000 − $10,600) × (1 − 2.08%); $201,400 × 97.92% = $197,210).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $197,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $212,000 − $15,000 = $197,000).

Therefore, since $197,000 (total withdrawal amount method) is less than $197,210 (proportionate method) the new Remaining Protected Balance is $197,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $207,590 = $10,379), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset).

Since a withdrawal occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125

06/15/2007	$1,875			$100,000	$3,125	$96,250

09/15/2007	$1,875			$100,000	$1,250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

04/01/2007		$2,000		$100,000	$1,125	$96,125

05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125

06/15/2007	$1,875			$100,000	$3,125	$94,250

09/15/2007	$1,875			$100,000	$1,250	$92,375

11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000
•	Protected Payment Base = $100,000
•	Remaining Protected Balance = $92,375
•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $1,250) × (1 − 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example 6 applies to the Lifetime Income Access Plus Rider only.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 65 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No Reset in the Remaining Protected Balance is assumed during the life of the Rider.

Contract		End of Year	Annual	Protected	Protected	Remaining
Year	Withdrawal	Contract Value	Credit	Payment Base	Payment Amount	Protected Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000

2	$5,000	$94,384	$0	$100,000	$5,000	$90,000

3	$5,000	$92,215	$0	$100,000	$5,000	$85,000

4	$5,000	$89,982	$0	$100,000	$5,000	$80,000

5	$5,000	$87,681	$0	$100,000	$5,000	$75,000

6	$5,000	$85,311	$0	$100,000	$5,000	$70,000

7	$5,000	$82,871	$0	$100,000	$5,000	$65,000

8	$5,000	$80,357	$0	$100,000	$5,000	$60,000

9	$5,000	$77,768	$0	$100,000	$5,000	$55,000

10	$5,000	$75,101	$0	$100,000	$5,000	$50,000

11	$5,000	$72,354	$0	$100,000	$5,000	$45,000

12	$5,000	$69,524	$0	$100,000	$5,000	$40,000

13	$5,000	$66,610	$0	$100,000	$5,000	$35,000

14	$5,000	$63,608	$0	$100,000	$5,000	$30,000

15	$5,000	$60,517	$0	$100,000	$5,000	$25,000

16	$5,000	$57,332	$0	$100,000	$5,000	$20,000

17	$5,000	$54,052	$0	$100,000	$5,000	$15,000

18	$5,000	$50,674	$0	$100,000	$5,000	$10,000

19	$5,000	$47,194	$0	$100,000	$5,000	$5,000

20	$5,000	$43,610	$0	$100,000	$5,000	$0

21	$5,000	$39,918	$0	$100,000	$5,000	$0

22	$5,000	$36,115	$0	$100,000	$5,000	$0

23	$5,000	$32,199	$0	$100,000	$5,000	$0

24	$5,000	$28,165	$0	$100,000	$5,000	$0

25	$5,000	$24,010	$0	$100,000	$5,000	$0

26	$5,000	$19,730	$0	$100,000	$5,000	$0

27	$5,000	$15,322	$0	$100,000	$5,000	$0

28	$5,000	$10,782	$0	$100,000	$5,000	$0

29	$5,000	$6,105	$0	$100,000	$5,000	$0

30	$5,000	$1,288	$0	$100,000	$5,000	$0

31	$5,000	$0	$0	$100,000	$5,000	$0

32	$5,000	$0	$0	$100,000	$5,000	$0

33	$5,000	$0	$0	$100,000	$5,000	$0

34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Guaranteed Income Advantage Plus (GIA Plus)

How the Rider Works

You may, prior to the Annuity Date, choose any of the Annuity Options described in your Contract, or you may choose the GIA Plus Annuity Option provided this Rider has been in effect for at least 10 years from its Effective Date. If you choose the GIA Plus Annuity

Option, you must choose fixed annuity payments and the entire amount available for annuitization at the time you convert to the GIA Plus Annuity Option must be annuitized. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an effective annual interest rate of 2.0% and the 1996 US Annuity 2000 Mortality Table with the age set back 8 years.

Annuity Payments – The annuity payments that may be elected under the GIA Plus Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	20 years or more Period Certain.

The Rider contains annuity tables for each GIA Plus Annuity Option available.

On the Annuity Date, the Net Amount applied to the annuity payments under the GIA Plus Annuity Option will be equal to the greater of the Guaranteed Income Base on that day or the GIA Plus Step-Up Value on that day, less the following:

•	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option,

•	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date, and

•	charges for premium taxes and/or other taxes. See CHARGES, FEES AND DEDUCTIONS – Premium Tax and Other Taxes.

If you elect the GIA Plus Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. See CHARGES, FEES AND DEDUCTIONS – Contingent Deferred Sales Charge.

For information regarding taxation of annuity payments, see FEDERAL TAX ISSUES.

Initial Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value are values used in determining the Net Amount applied on the Annuity Date to provide payments under the GIA Plus Annuity Option.

The initial values are determined on the Rider Effective Date as follows:

•	if this Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the initial Purchase Payment.

•	if this Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that day.

•	if this Rider is effective on the Contract Date, the GIA Plus Withdrawal Base is equal to the total Purchase Payments received in the first 60 days since the Rider Effective Date.

•	if this Rider is effective on a Contract Anniversary, the GIA Plus Withdrawal Base is equal to the Contract Value on that day plus any Purchase Payments received in the first 60 days since the Rider Effective Date.

•	the GIA Plus Withdrawal Amount for the Contract Year beginning on the Rider Effective Date is equal to 5% of the GIA Plus Withdrawal Base.

•	the GIA Plus Step-Up Value is equal to the Contract Value on the Rider Effective Date.

The GIA Plus Withdrawal Base and GIA Plus Withdrawal Amount after the Rider Effective Date are recalculated only on each subsequent Contract Anniversary.

Limitation on Subsequent Purchase Payments – For purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the 1st Contract Anniversary from the Effective Date of the Rider to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Subsequent Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value after the Rider Effective Date are determined as follows:

Guaranteed Income Base – On any day after the Rider Effective Date, the Guaranteed Income Base is equal to:

•	the Guaranteed Income Base on the prior day, multiplied by a daily factor of 1.000133680 which is equivalent to increasing the Guaranteed Income Base at an annual growth rate of 5%, plus

•	Purchase Payments received by us on that day, less

•	adjustments for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of the withdrawal.

However, on each Contract Anniversary after the Rider Effective Date, if there is at least one withdrawal during the prior Contract Year and the cumulative withdrawals for that Contract Year do not exceed the sum of:

•	the GIA Plus Withdrawal Amount for that Contract Year, and

•	any remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount,

the Guaranteed Income Base as of that Contract Anniversary will be reset to equal:

•	the Guaranteed Income Base on the Rider Effective Date or prior Contract Anniversary, whichever is later, increased at an annual growth rate of 5%, plus

•	the amount of any subsequent Purchase Payments received by us during the prior Contract Year, each increased at an annual growth rate of 5% from the effective date of that Purchase Payment, less

•	the amount of cumulative withdrawals during the prior Contract Year.

The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary prior to the youngest Annuitant’s 81st birthday, or

•	the day this Rider terminates.

GIA Plus Withdrawal Base – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Base is equal to:

•	the GIA Plus Withdrawal Base determined on the Rider Effective Date, plus

•	the amount of any subsequent Purchase Payments received by us after the Rider Effective Date, up through the day immediately prior to that Contract Anniversary.

GIA Plus Withdrawal Amount – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Amount for the Contract Year beginning on that Contract Anniversary is equal to 5% of the GIA Plus Withdrawal Base as of that Contract Anniversary.

GIA Plus Step-Up Value – On any day after the Rider Effective Date, the GIA Plus Step-Up Value is equal to:

•	the GIA Plus Step-Up Value as of the prior day, plus

•	Purchase Payments received by us on that day, less

•	adjustment for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the GIA Plus Step-Up Value immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of that withdrawal.

On any Contract Anniversary after the Rider Effective Date and prior to the youngest Annuitant’s 81st birthday, the GIA Plus Step-Up Value is set equal to the greater of:

•	the Contract Value as of that Contract Anniversary, or

•	the GIA Plus Step-Up Value immediately prior to that Contract Anniversary.

The GIA Plus Step-Up Value will then be adjusted for any Purchase Payments or withdrawals on that Contract Anniversary in accordance with the first paragraph of this subsection.

The GIA Plus Step-Up Value on each Contract Anniversary on and after the youngest Annuitant’s 81st birthday is equal to the GIA Plus Step-Up Value immediately prior to the Contract Anniversary preceding that 81st birthday, adjusted for any Purchase Payments and withdrawals since that anniversary.

Partial Conversion of Net Contract Value for Annuity Payments – If a portion of the Net Contract Value (Contract Value less Contract Debt) is converted to provide payments under an Annuity Option described in the Contract at any time before you annuitize under the GIA Plus Annuity Option, the amount converted will be considered a “withdrawal” for purposes of determining withdrawal adjustments to the Guaranteed Income Base and GIA Plus Step-Up Value. A withdrawal charge may also apply.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated. If a death benefit becomes payable after the Contract Anniversary prior to the youngest Annuitant’s 81st birthday and the surviving spouse elects to continue the Contract and the Rider, the 5% annual growth rate to the Guaranteed Income Base would be applied retroactively for any period of time that the 5% annual growth rate was not applied and until the earlier of the Contract Anniversary prior to the surviving spouse’s 81st birthday or the day this Rider terminates.

Termination

Except as otherwise provided below, the Rider will remain in effect until the earlier of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day we receive notification from you to terminate the Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

Upon your request, the Rider may be terminated at any time. If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 days after a Contract Anniversary, the Rider will terminate the day we receive the request.

If the Rider is terminated, you must wait until a Contract Anniversary that is at least 1 year from the Effective Date of the termination before the Rider may be purchased again (if available).

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by the Guaranteed Income Advantage Plus (“GIA Plus”) Rider, and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – The initial values on the Rider Effective Date based on an Initial Purchase Payment of $100,000. The Initial Purchase Payment is assumed to be the Contract Value if the Rider Effective Date is on a Contract Anniversary.

Remaining
							GIA Plus	Dollar
Beginning	Purchase			Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
of Contract	Payments	Withdrawal	Contract	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Year	Received	Amount	Value	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Example #2 – Subsequent Purchase Payment received during the first Contract Year and its effect on the values and balances under this Rider. This example assumes that no withdrawals have been made.

								Remaining
							GIA Plus	Dollar
Beginning	Purchase			Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
of Contract	Payments	Withdrawal	Contract	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Year	Received	Amount	Value	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Activity	$100,000		$200,742	$201,237	$200,000

2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

The Guaranteed Income Base prior to receipt of the Purchase Payment is assumed to have accumulated to $101,237. This amount is derived by multiplying each day’s Guaranteed Income Base by the daily factor of 1.000133680. As a result of the subsequent Purchase Payment, the Guaranteed Income Base is increased to $201,237 ($101,237 + $100,000). The Guaranteed Income Base will assume to accumulate to $208,717 at the next Contract Anniversary, by multiplying each day’s Guaranteed Income Base immediately after receipt of the subsequent Purchase Payment by the daily factor of 1.000133680.

The GIA Plus Step-Up Value prior to receipt of the Purchase Payment is $100,000. As a result of the subsequent Purchase Payment, the GIA Plus Step-Up Value is increased to $200,000 ($100,000 + $100,000). On the Contract Anniversary at the beginning of Contract Year 2, the Contract Value ($205,242) is greater than the GIA Plus Step-Up Value immediately prior to that Contract Anniversary ($200,000). As a result, the GIA Plus Step-Up Value as of that Contract Anniversary is equal to the Contract Value on that Contract Anniversary ($205,242).

The GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to the GIA Plus Withdrawal Base on the Rider Effective Date ($100,000) plus cumulative Purchase Payments received after the Rider Effective Date ($100,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to $200,000 ($100,000 + $100,000).

The GIA Plus Withdrawal Amount for Contract Year 2 is determined on the Contract Anniversary at the beginning of Contract Year 2, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Amount for Contract Year 2 is equal to $10,000.

Since no withdrawals were made during Contract Year 1, the GIA Plus Withdrawal Amount for Contract Year 1 ($5,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2.

Example #3 – Cumulative withdrawals during Contract Year 2 exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2. The withdrawal is assumed to result in a 10% reduction in the Contract Value.

								Remaining
							GIA Plus	Dollar
Beginning	Purchase			Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
of Contract	Payments	Withdrawal	Contract	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Year	Received	Amount	Value	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Activity	$100,000		$200,742	$201,237	$200,000

2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000

Activity		$20,830	$187,468	$192,471	$184,717		-$15,830 = $0	-$5,000 = $0

3			$190,259	$197,237	$190,259	$200,000	$10,000	$0

Since the $20,830 withdrawal exceeded the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract’s Year’s GIA Plus Withdrawal Amount for Contract Year 2, the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3 is zero. Withdrawals are first applied to the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount, if any, until exhausted, then to the GIA Plus Withdrawal Amount for the current Contract Year, until exhausted.

The GIA Plus Withdrawal Amount for Contract Year 3 is determined on the Contract Anniversary at the beginning of Contract Year 3, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 3 is equal to $10,000. The GIA Plus Withdrawal Amount for any Contract Year will not be less than zero.

Immediately after the withdrawal, the Guaranteed Income Base and the GIA Plus Step-Up Value are reduced by the percentage decrease (10%) in Contract Value as a result of the withdrawal.

Since no subsequent Purchase Payments were received during Contract Year 2, the GIA Plus Withdrawal Base at the beginning of Contract Year 3 remains unchanged.

Example #4 – Cumulative withdrawals during Contract Year 3 not exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3.

								Remaining
							GIA Plus	Dollar
Beginning	Purchase			Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
of Contract	Payments	Withdrawal	Contract	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Year	Received	Amount	Value	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Activity	$100,000		$200,742	$201,237	$200,000

2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000

Activity		$20,830	$187,468	$192,471	$184,717		-$15,830 = $0	-$5,000 = $0

3			$190,259	$197,237	$190,259	$200,000	$10,000	$0

Activity		$8,000	$185,092	$193,743	$182,376		-$8,000 = $2,000	-$0 = $0

4			$187,848	$199,099	$187,848	$200,000	$10,000	$2,000

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3, the Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4 is calculated as follows:

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 3:
$197,237

Increased at an annual rate of 5% to the Contract Anniversary at the beginning of Contract Year 4:
+ $9,862

Reduced by the amount equal to the amount withdrawn in Contract Year 3:
− $8,000

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4:
$199,099

Since no subsequent Purchase Payments were received during Contract Year 3, the GIA Plus Withdrawal Base at the beginning of Contract Year 4 remains unchanged.

The GIA Plus Withdrawal Amount for Contract Year 4 is determined on the Contract Anniversary at the beginning of Contract Year 4, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 4 is equal to $10,000.

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3; the dollar amount of the GIA Plus Withdrawal Amount for Contact Year 3 remaining ($2,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 4.

Example #5 – Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and no withdrawals are taken during the first 10 Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract		Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of
Year	Contract Value	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Prior Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A

2	$103,000	$105,000	$103,000	$100,000	$5,000	$5,000

3	$106,090	$110,250	$106,090	$100,000	$5,000	$5,000

4	$109,273	$115,763	$109,273	$100,000	$5,000	$5,000

5	$112,551	$121,551	$112,551	$100,000	$5,000	$5,000

6	$115,927	$127,628	$115,927	$100,000	$5,000	$5,000

7	$112,450	$134,010	$115,927	$100,000	$5,000	$5,000

8	$109,076	$140,710	$115,927	$100,000	$5,000	$5,000

9	$105,804	$147,746	$115,927	$100,000	$5,000	$5,000

10	$102,630	$155,133	$115,927	$100,000	$5,000	$5,000

11	$99,551	$162,889	$115,927	$100,000	$5,000	$5,000

Example #6 – Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and withdrawals of $5,000 are taken each Contract Year for the first 10 Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract		Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of
Year	Contract Value	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Prior Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A

2	$97,926	$100,000	$97,926	$100,000	$5,000	$0

3	$95,789	$100,000	$95,789	$100,000	$5,000	$0

4	$93,588	$100,000	$93,588	$100,000	$5,000	$0

5	$91,321	$100,000	$91,321	$100,000	$5,000	$0

6	$88,986	$100,000	$88,986	$100,000	$5,000	$0

7	$81,392	$100,000	$83,910	$100,000	$5,000	$0

8	$74,026	$100,000	$78,676	$100,000	$5,000	$0

9	$66,881	$100,000	$73,280	$100,000	$5,000	$0

10	$59,950	$100,000	$67,718	$100,000	$5,000	$0

11	$53,227	$100,000	$61,983	$100,000	$5,000	$0

Should the Contract annuitize immediately after the Rider has been in effect for at least 10 years and the GIA Plus Annuity Option has been elected to provide such payments, the net amount applied on the Annuity Date as a single premium to provide the payments is equal to the greater of:

(a)	the Guaranteed Income Base; or
(b)	the GIA Plus Step-Up Value; less any:
(c)	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option;
(d)	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date; and
(e)	charges for premium taxes and/or other taxes.

Under Example #5, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($162,889), as it is greater than the GIA Plus Step-Up Value ($115,927) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

Under Example #6, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($100,000), as it is greater than the GIA Plus Step-Up Value ($61,983) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

Guaranteed Income Advantage 5 (GIA 5)

How the Rider Works

If you purchased this Rider, you may choose any of the Annuity Options described in your Contract, or you may choose the GIA 5 Annuity Option provided this Rider has been in effect for at least 10 years from the later of its Effective Date or the most recent Step-Up Date. You must choose fixed annuity payments under this GIA 5 Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA 5 Annuity Option will be based on the Net Guaranteed Income Base, which is described below.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA 5 Annuity Option. The Net Guaranteed Income Base is equal to:

•	the Guaranteed Income Base as of the Annuity Date, less

•	any applicable withdrawal charge resulting from the conversion to the GIA 5 Annuity Option, less

•	any Contract Debt, and less

•	any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchased the Rider on the Contract Date, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the Initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•	Purchase Payments received by us, plus

•	increases at an annual growth rate of 5%, plus

•	additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

•	adjustments for withdrawals.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance. The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

•	the day the Rider terminates.

Election of Step-Up – On any Contract Anniversary beginning with the 5th anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date. A Step-Up will begin a new 10-year period before you may elect to have any annuity payments made under the GIA 5 Annuity Option.

The Guaranteed Income Advantage Charge (“GIA 5 Charge”) may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA 5 Charge will never exceed the GIA 5 Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum charge of 0.75%. If the Guaranteed Income Base is never stepped-up, the GIA 5 Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the 5th anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Guaranteed Income Advantage (GIA 5) Annuity Option

The annuity payments that may be elected under the GIA 5 Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	15 years or more Period Certain.

If you elect the GIA 5 Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA 5 Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA 5 Annuity Option available.

For information regarding taxation of annuity payments, see FEDERAL TAX ISSUES.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

The Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Guaranteed Income Advantage II (GIA II)

How the Rider Works

If you purchased the optional Rider, you may choose any of the Annuity Options described in your Contract, or you may choose the GIA II Annuity Option provided this Rider has been in effect for at least 10 years from the later of its Effective Date or the most recent Step-Up Date. You must choose fixed annuity payments under this GIA II Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA II Annuity Option will be based on the Net Guaranteed Income Base, which is described below. The Rider contains annuity tables for each GIA II Annuity Option available.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA II Annuity Option. The Net Guaranteed Income Base is equal to:

•	the Guaranteed Income Base as of the Annuity Date, less

•	any applicable withdrawal charge resulting from the conversion to the GIA II Annuity Option, less

•	any Contract Debt, and less

•	any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchased the Rider, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed

Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•	Purchase Payments received by us, plus

•	increases at an annual growth rate of 5%, plus

•	additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

•	adjustments for withdrawals.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance.

The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

•	the day the GIA II Rider terminates.

Election of Step-Up – On any Contract Anniversary beginning with the 5th anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date. A Step-Up will begin a new 10-year period before you may elect to have any annuity payments made under the GIA II Annuity Option.

The Guaranteed Income Advantage Charge (“GIA II Charge”) may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA II Charge will never exceed the GIA II Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum charge of 1.00%. If the Guaranteed Income Base is never stepped-up, the GIA II Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the 5th anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Guaranteed Income Advantage II (GIA II) Annuity Option

The annuity payments that may be elected under the GIA II Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	15 years or more Period Certain.

If you elect the GIA II Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA II Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA II Annuity Option available.

For information regarding taxation of annuity payments, see FEDERAL TAX ISSUES.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

The GIA II Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

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PACIFIC SELECT VARIABLE ANNUITY	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Variable Annuity variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial advisor or contact us.

You’ll find more information about the Pacific Select Variable Annuity variable annuity contract and the Pacific Select Variable Annuity Separate Account in the Statement of Additional Information (SAI) dated May 1, 2011.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference. In this Prospectus, you will find the table of contents for the SAI on page 96.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to Contact Us
Call or write to us at:
Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

Contract Owners: (800) 722-4448
Financial Advisors: (800) 722-2333
6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms to the following address:

By mail
Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

By overnight delivery service
Pacific Life Insurance Company
1299 Farnam Street, 6th Floor, RSD
Omaha, Nebraska 68102

How to Contact the SEC	Commission’s Public Reference Section 100 F Street, NE Washington, D.C. 20549 (202) 551-8090 Website: www.sec.gov e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program	The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

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Pacific Life Insurance Company
Mailing address:
P.O. Box 2378
Omaha, Nebraska 68103-2378

Visit us at our website: www.PacificLife.com

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

PACIFIC SELECT VARIABLE ANNUITY

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

Pacific Select Variable Annuity (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2011, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life Insurance Company
Mailing address: P.O. Box 2378
Omaha, Nebraska 68103-2378

(800) 722-4448 - Contract Owners
(800) 722-2333 - Financial Advisors

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PERFORMANCE INFORMATION

Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Pacific Select Fund’s Cash Management Portfolio (“Cash Management Variable Account”), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts, may appear in advertisements, reports, and promotional literature to current or prospective Owners.

Current yield for the Cash Management Variable Account will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of the Variable Account’s expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)(To the power of 365/7)] − 1

Quotations of yield for the remaining Variable Accounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

YIELD = 2[(	a – b cd	+ 1)[6] − 1]

where	a	=	net investment income earned during the period by the Portfolio attributable to shares owned by the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per Accumulation Unit on the last day of the period.

Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Performance information for Variable Accounts may also be advertised based on the historical performance of a Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract. Quotations of total return may simultaneously be shown for the same or other periods that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

Performance information for a Variable Account may be compared, in reports and promotional literature, to various benchmarks that measure the performance of a pertinent group of securities so that investors may compare a Variable Account’s results with those of a group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. Performance information may also be compared to:

•	other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (“Lipper”) a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria, and

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•	the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which an Owner’s Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including:

•	the ranking of any Variable Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria,

•	the effect of tax-deferred compounding on a Variable Account’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and

•	our rating or a rating of our claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

TAX DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract (Non-Natural Persons as Owners may not receive tax deferred accumulation). Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows accumulations on a single Purchase Payment of $10,000, assuming hypothetical annual rates of return of 0%, 4% and 8%, compounded annually, and a tax bracket of 33%. The values for the taxable investment do not reflect the deduction of any management fees or other expenses but assume that taxes are deducted. The values shown for the variable annuity do not reflect the deduction of contractual expenses, such as the Risk Charge (equal to an annual rate of 1.25% of each Variable Account’s average daily net assets), the monthly Administrative Charge (equal to an annual rate of 0.15% of each Variable Account’s Accumulated Value), the annual Maintenance Fee of $30, other optional Rider charges (equal to a maximum annual rate of 1.50% of the Protected Payment Base); a charge for premium taxes and/or other taxes, any applicable withdrawal charge; or any underlying Fund expenses.

Generally, the withdrawal charge is equal to 6% of the amount withdrawn attributable to Premium Payments that are two years old or less, 5% of the amount withdrawn attributable to Premium Payments that are three years old, 4% of the amount withdrawn attributable to Premium Payments that are four years old, 3% of the amount withdrawn attributable to Premium Payments that are five years old, and 0% of the amount withdrawn attributable to Premium Payments that are six years old or older. Each Investment is considered one year old in the Contract year it is received by us and increases in Age by one on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge to the extent that total withdrawals that are free of charge during the Contract year do not exceed 10% of the sum of your Premium Payments paid up to the date of the withdrawal, plus premium paid in the previous four Contract years. If these expenses were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the periods shown. The chart assumes a full withdrawal, at the

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end of the periods shown, of all Accumulated Value and the payment of taxes at the 33% tax rate on the amount in excess of the Premium Payments.

The rates of returns illustrated are hypothetical and are not a guarantee of performance. Tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from the 33% used in the chart, which would result in different values than those shown on the chart and withdrawals and surrenders by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

Power of Tax Deferral

$10,000 investment at annual rates of 0%, 4% and 8% taxed @ 33%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., our subsidiary, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose financial advisors are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2010, 2009, and 2008 with regard to this Contract was $13,222,298, $12,430,176 and $16,393,079 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your financial advisor typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your financial advisor

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and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial advisor how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your financial advisor or broker-dealer. Certain broker-dealers may also be paid an amount under a persistency program which will be based on assets under management and duration of contracts. The amount under the persistency program for a financial advisor is not expected to exceed 0.25% of their total assets under management.

In addition to the Purchase Payment-based, trail commissions and persistency program described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value generally does not exceed 0.10% on an annual basis. Such additional compensation may give Pacific Life greater access to financial advisors of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial advisor may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial advisor lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that may otherwise influence the way that the broker-dealer and the financial advisor market the Contracts.

As of December 31, 2010, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

American Portfolios Financial Services Inc., Askar Corporation, Bancwest Investment Services Inc., C C O Investment Services Corp, C U N A Brokerage Services Inc., C U S O Financial Services LP, Centaurus Financial, Inc., Citigroup Global Markets Inc., Commonwealth Financial Network, B B V A Compass Investment Solutions Inc., Edward D. Jones & Co., LP, Essex National Securities Inc., F S C Securities Corporation, Fifth Third Securities Inc., Financial Network Investment Corp., First Allied Securities Inc., First Heartland Capital Inc., First Tennessee Brokerage Inc., Geneos Wealth Management Inc., Great American Advisors Inc., I N G Financial Partners Inc., Infinex Investments Inc., Invest Financial Corporation, Investacorp Inc., Investment Centers of America Inc., Investment Professionals Inc., J J B Hilliard, W L Lyons Inc., Jacques Financial L L C, Janney Montgomery Scott Inc., Key Investment Services L L C, L P L Financial Corp., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., M & T Securities Inc., M Holdings Securities Inc., M M L Investors Services Inc., Merrill Lynch, Pierce, Fenner & Smith, Morgan Keegan & Company Inc., Morgan Stanley & Co. Incorporated, Multi-Financial Securities Corp., Mutual Of Omaha Investor Services Inc., NF P Securities Inc., National Planning Corporation, NEXT Financial Group Inc., P N C Investments L L C, Park Avenue Securities LLC., Primevest Financial Services Inc., ProEquities Inc., R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., Robert W Baird & Company Inc., Royal Alliance Associates Inc., S I I Investments Inc., Sagepoint Financial Inc., Securian Financial Services Inc., Securities America Inc., Sigma Financial Corp., Signator Investors Inc., Sorrento Pacific Financial L L C, Stifel Nicolaus & Company Inc., Suntrust Investment Services Inc., Tower Square Securities Inc., Transamerica Financial Advisors Inc., Triad Advisors Inc., U B S Financial Services Inc., U S Bancorp Investments Inc., Unionbanc Investment Services L L C, United Planners’ Financial Services of America, V S R Financial Services Inc., Vision Investment Services Inc., Walnut Street Securities, Wells Fargo Advisors LLC, Wells Fargo Investments LLC, Wescom Financial Services L L C, Woodbury Financial Services Inc., Zions Direct Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Financial advisors may also receive non-cash compensation, such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

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All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial advisor or broker-dealer to present this Contract over other investment options. You may ask your financial advisor about these potential conflicts of interests and how he/she and his/her broker-dealer are compensated for selling the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information regarding the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

GENERAL INFORMATION AND HISTORY

For a description of the Individual Flexible Premium Variable Accumulation Deferred Annuity Contract (the “Contract”), Pacific Life, and the Pacific Select Variable Annuity Separate Account (the “Separate Account”), see the Prospectus. This SAI contains information that supplements the information in the Prospectus. Defined terms used in this SAI have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.

Systematic Transfer Options

The fixed option(s) are not available in connection with portfolio rebalancing. The systematic transfer options are subject to the same requirements and restrictions as non-systematic transfers. In addition, no fixed option(s) may be used as the target Investment Option under any systematic transfer program.

Dollar Cost Averaging Option

We currently offer an option under which Contract Owners may dollar cost average their allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is not available after you annuitize.

Contract Owners may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar cost averaging allocations may not be made from the Fixed Account and a Variable Account at the same time.

You may request dollar cost averaging by sending a proper request to us. You must designate the Variable Account or Fixed Account from which the transfers will be made, the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

To elect the dollar cost averaging option, the Accumulated Value in the Variable Account from which the dollar cost averaging transfers will be made must be at least $5,000. The dollar cost averaging request will not be considered complete until the Contract Owner’s Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. Currently, we are not enforcing the minimum Variable Account value but we reserve the right to enforce such minimum amounts in the future. After we have received a dollar cost averaging request in proper form, we will transfer Accumulated Value in amounts designated by you from the Variable Account or Fixed Account from which transfers are to be made to the Variable Account or Accounts you have chosen. The minimum amount or percentages that may be transferred to any one Variable Account is $50. Currently, we are not enforcing the minimum

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transfer amount but we reserve the right to enforce such minimum amounts in the future. After the Free Look Period, the first transfer will be effected on the Contract’s Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, coincident with or next following receipt by us of a dollar cost averaging request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Contract Owner until the total amount elected has been transferred, or until Accumulated Value in the Fixed Account or Variable Account from which transfers are made has been depleted. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

You may instruct us at any time to terminate the option. In that event, the Accumulated Value in the Variable Account or Fixed Account from which transfers were being made that has not been transferred will remain in that Account unless you instruct otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account or Fixed Account has been depleted, or after the dollar cost averaging option has been cancelled, a new dollar cost averaging request must be sent to us. The Variable Account from which transfers are to be made must meet the minimum amount of Accumulated Value requirement. We may discontinue, modify, or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing Option

Portfolio rebalancing allows Contract Owners who are not currently dollar cost averaging to maintain the percentage of Accumulated Value allocated to each Variable Investment Option at a pre-set level during the Accumulation Period. For example, you could specify that 30% of the Contract’s Accumulated Value be allocated to the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account. Over time, the variations in each Variable Account’s investment results will shift this balance of your Accumulated Value in the Contract. If you elect the portfolio rebalancing feature, we will automatically transfer the Accumulated Value back to the percentages you specified.

You may request portfolio rebalancing by sending a proper written request to us during the Accumulation Period. You must designate the percentages to allocate to each Variable Account and the desired frequency of rebalancing, which may be on a quarterly, semi-annual or annual basis. If you specify a date fewer than 30 days after the Contract Date, the first rebalance will be delayed one month, and if rebalancing was requested on the application with no specific date, rebalancing will occur one period after the Contract Date. You may instruct us at any time to terminate the portfolio rebalancing option by written request or by telephone. We may change, terminate or suspend the portfolio rebalancing feature at any time.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Pacific Select Fund SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

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Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or PLFA.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if your Qualified Contract is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 6%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 4.25%. The net amount of interest you pay on your loan will be 1.75% annually. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

If you purchase any optional living benefit rider (including any and all previous, current, and future versions), taking a loan while an optional living benefit rider is in effect will terminate your Rider. If you have an existing loan on your Contract, you should carefully consider whether an optional living benefit rider is appropriate for you.

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Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances, these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait 30 days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within 7 calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” The Loan Account is held under the General Account. To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your most recent allocation instructions.

A transfer from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under the transfer limitations as stated in the THE CONTRACT – Transfers and Market-timing Restrictions section in the Prospectus.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of the amount available for withdrawal under this Contract (see the WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal section in the Prospectus), or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretation with respect to your Loan Eligible Plan.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan. See the FEDERAL TAX ISSUES – Qualified Contracts – Loans section in the Prospectus.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

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Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be 5 years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have 60 days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

•	attainment of age 59 1/2,

•	severance from employment,

•	death,

•	disability, and

•	financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and may be subject to a 10% federal tax penalty.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. Subject to any regulatory approval, we reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

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Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

Misstatements

If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by us under the Contract shall be such as the Accumulated Value would have provided for the correct age or sex (unless unisex rates apply).

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Pacific Select Variable Annuity Separate Account as of December 31, 2010, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented and the financial highlights for each of the periods presented are incorporated by reference in this Statement of Additional Information from the Annual Report of Pacific Select Variable Annuity Separate Account dated December 31, 2010. Pacific Life’s consolidated financial statements as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 are attached. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company as of December 31, 2010 and for each of the periods presented have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, independent registered public accounting firm, as stated in the Annual Report of Pacific Select Variable Annuity Separate Account dated December 31, 2010, which is incorporated by reference in this Registration statement.

The consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, independent auditors, as stated in their report appearing herein.

10

Form No. 250-11A

PACIFIC LIFE INSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Financial Statements
as of December 31, 2010 and 2009 and
for the years ended December 31, 2010, 2009 and 2008
and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for variable interest entities as required by accounting guidance adopted in 2010, as well as for other than temporary impairments and noncontrolling interest as required by accounting guidance adopted in 2009.
DELOITTE & TOUCHE LLP
March 7, 2011

Member of
Deloitte Touche Tohmatsu

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2010	2009
	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$28,313	$26,039
Equity securities available for sale, at estimated fair value	279	278
Mortgage loans	6,693	6,577
Policy loans	6,690	6,509
Other investments (includes VIE assets of $263 and $232, respectively)	2,247	2,007

TOTAL INVESTMENTS	44,222	41,410
Cash and cash equivalents (includes VIE assets of $4 and $7, respectively)	2,270	1,919
Restricted cash (includes VIE assets of $170 and $190, respectively)	214	221
Deferred policy acquisition costs	4,435	4,806
Aircraft leasing portfolio, net (includes VIE assets of $2,154 and $2,384, respectively)	5,259	5,304
Other assets (includes VIE assets of $40 and $48, respectively)	2,579	2,253
Separate account assets	55,683	52,564

TOTAL ASSETS	$114,662	$108,477

LIABILITIES AND EQUITY
Liabilities:
Policyholder account balances	$35,076	$33,984
Future policy benefits	7,080	7,403
Short-term debt		105
Long-term debt (includes VIE debt of $1,592 and $1,977, respectively)	6,516	5,632
Other liabilities (includes VIE liabilities of $388 and $413, respectively)	2,377	1,872
Separate account liabilities	55,683	52,564

TOTAL LIABILITIES	106,732	101,560

Commitments and contingencies (Note 21)

Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	982	982
Retained earnings	6,359	6,037
Accumulated other comprehensive income (loss)	308	(363)

Total Stockholder’s Equity	7,679	6,686
Noncontrolling interest	251	231

TOTAL EQUITY	7,930	6,917

TOTAL LIABILITIES AND EQUITY	$114,662	$108,477

The abbreviation VIE above means variable interest entity.
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
REVENUES
Policy fees and insurance premiums	$2,367	$2,275	$1,997
Net investment income	2,122	1,862	1,994
Net realized investment gain (loss)	(94)	153	(749)
OTTIs, consisting of $328 and $641 in total, net of $215 and $330 recognized in OCI for 2010 and 2009, respectively	(113)	(311)	(580)
Realized investment gain on interest in PIMCO			109
Investment advisory fees	245	208	255
Aircraft leasing revenue	591	578	571
Other income	230	137	167

TOTAL REVENUES	5,348	4,902	3,764

BENEFITS AND EXPENSES
Policy benefits paid or provided	1,351	1,226	1,206
Interest credited to policyholder account balances	1,317	1,253	1,234
Commission expenses	831	691	715
Operating and other expenses	1,264	1,246	1,178

TOTAL BENEFITS AND EXPENSES	4,763	4,416	4,333

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	585	486	(569)
Provision (benefit) for income taxes	63	44	(315)

INCOME (LOSS) FROM CONTINUING OPERATIONS	522	442	(254)
Discontinued operations, net of taxes		(20)	(6)

Net income (loss)	522	422	(260)
Less: net (income) loss attributable to the noncontrolling interest from continuing operations	(50)	14	3

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$472	$436	($257)

The abbreviation OTTIs above means other than temporary impairment losses.
The abbreviation OCI above means other comprehensive income (loss).
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF EQUITY

				Accumulated Other
				Comprehensive Income (Loss)
				Unrealized
				Gain (Loss) On
				Derivatives
				and Securities		Total
	Common	Paid-in	Retained	Available for	Other,	Stockholder’s	Noncontrolling	Total
	Stock	Capital	Earnings	Sale, Net	Net	Equity	Interest	Equity
	(In Millions)
BALANCES, JANUARY 1, 2008	$30	$781	$6,028	$145	$46	$7,030	$214	$7,244
Comprehensive loss:
Net loss			(257)			(257)	(3)	(260)
Other comprehensive loss, net				(1,896)	(97)	(1,993)		(1,993)

Total comprehensive loss						(2,250)		(2,253)
Dividend to parent			(345)			(345)		(345)
Change in equity of noncontrolling interest							33	33
Other equity adjustments		1				1		1

BALANCES, DECEMBER 31, 2008	30	782	5,426	(1,751)	(51)	4,436	244	4,680
Cumulative effect of adoption of new accounting principle, net of tax			175	(170)		5		5

REVISED BALANCES, DECEMBER 31, 2008	30	782	5,601	(1,921)	(51)	4,441	244	4,685
Comprehensive income (loss):
Net income (loss)			436			436	(14)	422
Other comprehensive income (loss)				1,562	47	1,609	(7)	1,602

Total comprehensive income						2,045		2,024
Contribution paid to parent		200				200		200
Change in equity of noncontrolling interest							8	8

BALANCES, DECEMBER 31, 2009	30	982	6,037	(359)	(4)	6,686	231	6,917
Comprehensive income:
Net income			472			472	50	522
Other comprehensive income				669	2	671		671

Total comprehensive income						1,143		1,193
Dividend paid to parent			(150)			(150)		(150)
Change in equity of noncontrolling interest							(30)	(30)

BALANCES, DECEMBER 31, 2010	$30	$982	$6,359	$310	($2)	$7,679	$251	$7,930

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) from continuing operations	$522	$442	($254)
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(136)	(142)	(144)
Depreciation and amortization	299	281	259
Deferred income taxes	56	451	(511)
Net realized investment (gain) loss	94	(153)	749
Other than temporary impairments	113	311	580
Realized investment gain on interest in PIMCO			(109)
Net change in deferred policy acquisition costs	116	(202)	(175)
Interest credited to policyholder account balances	1,317	1,253	1,234
Net change in future policy benefits and other insurance liabilities	648	111	1,182
Other operating activities, net	(5)	85	(337)

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	3,024	2,437	2,474
Net cash used in operating activities of discontinued operations		(27)	(18)

NET CASH PROVIDED BY OPERATING ACTIVITIES	3,024	2,410	2,456

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(6,503)	(5,507)	(2,730)
Sales	3,572	1,463	2,084
Maturities and repayments	2,138	2,542	2,136
Repayments of mortgage loans	746	406	470
Fundings of mortgage loans and real estate	(870)	(1,434)	(1,665)
Net change in policy loans	(181)	411	(510)
Sale of interest in PIMCO			288
Purchases of derivative instruments	(116)	(20)	(12)
Terminations of derivative instruments	(51)	20	84
Proceeds from nonhedging derivative settlements	9	64	728
Payments for nonhedging derivative settlements	(569)	(1,540)	(89)
Net change in collateral received or pledged	6	(1,226)	1,056
Purchases of and advance payments on aircraft leasing portfolio	(754)	(561)	(694)
Other investing activities, net	272	48	(316)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	(2,301)	(5,334)	830
Net cash provided by investing activities of discontinued operations			7

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(2,301)	(5,334)	837

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2010	2009	2008
	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$4,272	$8,003	$7,320
Withdrawals	(5,162)	(7,972)	(7,602)
Net change in short-term debt	(105)	(45)	50
Issuance of long-term debt	1,815	1,692	335
Payments of long-term debt	(1,012)	(433)	(381)
Contribution from (dividend to) parent	(150)	200	(345)
Other financing activities, net	(30)	1	33

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(372)	1,446	(590)

Net change in cash and cash equivalents	351	(1,478)	2,703
Cash and cash equivalents, beginning of year	1,919	3,397	694

CASH AND CASH EQUIVALENTS, END OF YEAR	$2,270	$1,919	$3,397

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	$113	($143)	($20)
Interest paid	$175	$146	$195

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Effective December 31, 2009, Pacific LifeCorp contributed its 100% stock ownership of Aviation Capital Group Corp. (ACG) to Pacific Life (Note 9). ACG is engaged in the acquisition and leasing of commercial jet aircraft. These financial statements and the accompanying footnotes have been prepared by combining the previously separate financial statements of Pacific Life and ACG as if the two entities had been combined as of the beginning of 2008, the first period presented in these consolidated financial statements. This retrospective treatment is prescribed by accounting principles generally accepted in the United States of America (U.S. GAAP) whenever a transfer between entities under common control is effected.

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, mutual funds, and aircraft leasing.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with U.S. GAAP and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company is the primary beneficiary. Noncontrolling interest is primarily comprised of private equity funds (Note 4). All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Investment impairments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	Aircraft valuation and impairment

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes and the valuation of deferred income tax assets and liabilities and unrecognized tax benefits

•	Accounting for reinsurance transactions

•	Litigation and other contingencies
Certain reclassifications have been made to the 2009 and 2008 consolidated financial statements to conform to the 2010 financial statement presentation.

The Company has evaluated events subsequent to December 31, 2010 through March 7, 2011, the date the consolidated financial statements were available to be issued.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective September 30, 2009, the Company adopted the Financial Accounting Standards Board (FASB) Accounting Standards Codification (Codification) as the single source of authoritative U.S. GAAP. The Codification did not create new accounting and reporting guidance, rather it reorganized then-existing U.S. GAAP pronouncements into approximately 90 Topics within a consistent structure. All guidance in the Codification carries an equal level of authority. After the effective date of the Codification, all nongrandfathered accounting literature not included in the Codification is superseded and deemed nonauthoritative. Adoption of the Codification also changed how the Company references U.S. GAAP in its consolidated financial statements.

Effective January 1, 2010, the Company adopted additional guidance to the Codification’s Consolidation Topic whereby the Company changed the methodology it employs to evaluate if an entity is a VIE and, once identified, if a VIE should be included in the consolidated financial statements. The new methodology places emphasis on the Company’s ability to direct the activities that most significantly impact the VIE’s financial performance. This guidance provides for enhanced disclosure requirements. The adoption of this guidance did not impact the Company’s consolidated financial statements, however, adoption did result in additional disclosure on the consolidated statements of financial condition.

In April 2009, the FASB issued additional guidance under the Codification’s Fair Value Measurements and Disclosures Topic. This update relates to determining fair values when there is no active market or where the price inputs being used represent distressed sales. The Company early adopted this guidance on March 31, 2009. This update provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. Also included is guidance on identifying circumstances that indicate a transaction is not orderly. See Note 14 for information on the Company’s fair value measurements and expanded disclosures.

In April 2009, the FASB issued additional guidance under the Codification’s Investments — Debt and Equity Securities Topic. For debt securities, this guidance replaces the management assertion that it has the intent and ability to hold an impaired debt security until recovery with the requirement that management assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an other than temporary impairment (OTTI) shall be recognized in earnings equal to the entire difference between the debt security’s amortized cost basis and its fair value at the reporting date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The update also changes the presentation in the financial statements of non credit related impairment amounts for instruments within its scope. When the entity asserts it does not have the intent to sell the security and it is more likely than not it will not have to sell the security before recovery of its amortized cost basis, only the credit related impairment losses are to be recognized in earnings and non credit losses are to be recognized in other comprehensive income (loss) (OCI). Additionally, this update provides for enhanced presentation and disclosure of OTTIs of debt and equity securities in the consolidated financial statements. The Company early adopted this guidance effective January 1, 2009, resulting in an after tax decrease to OCI of $170 million, including an after tax DAC impact of $5 million, and an after tax increase to retained earnings of $175 million.

Effective January 1, 2009, the FASB issued additional guidance to the Codification’s Consolidation Topic. This guidance improves the relevance, comparability and transparency of the financial information that a company provides in its consolidated financial statements by establishing accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. As a result of the adoption of this guidance, which required retrospective application of presentation requirements, total equity as of December 31, 2008 increased by $244 million representing the noncontrolling interest, and other liabilities and total liabilities as of December 31, 2008 decreased by $244 million as a result of reclassifying noncontrolling interest (previously known as minority interest) to equity.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In October 2010, the FASB issued Accounting Standards Update (ASU) 2010-26 to the Codification’s Financial Services — Insurance Topic. ASU 2010-26 significantly amends the guidance applicable to accounting for costs associated with acquiring or renewing insurance contracts. This update addresses the diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. The amendment specifies the following costs incurred in the acquisition of new and renewal contracts should be capitalized: 1) incremental direct costs of contract acquisition and 2) certain costs related directly to underwriting, policy issuance and processing, medical and inspecting, and sales force contract selling activities. This amendment also specifies that costs may only be capitalized based on successful contract acquisition efforts. Previously, insurance entities were able to capitalize costs relating to successful and unsuccessful contract acquisition efforts. The amendment is effective on January 1, 2012 and can be applied prospectively or retrospectively. The Company is currently evaluating the impact of this revised guidance on its consolidated financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities, which are included in other investments, are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The Company’s available for sale securities are regularly assessed for OTTIs. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit related portion is recognized in OCI while the credit portion is recognized as an OTTI. If the OTTI is related to credit factors only, it is recognized as an OTTI.

The evaluation of OTTIs is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has rigorous controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTIs. The Company has an investment impairment committee comprised of investment and accounting professionals that reviews and evaluates securities for potential OTTIs at least on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, or interest rate related, including spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, scrutiny was placed on the performance of the underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applied OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s estimated fair value of the underlying collateral of the loan. When the underlying collateral of the loan is greater than the carrying amount, the loan is not considered to have an impaired loss and no write-down is recorded. As of December 31, 2010, one loan totaling $6 million was foreclosed upon. Since the estimated fair value of the collateral was greater than the carrying amount of the loan, no impairment loss was recorded. This loan was the only default realized during the year ended December 31, 2010. As of December 31, 2009, two loans totaling $8 million were considered impaired, however no impairment loss was necessary as the estimated fair value of the collateral was greater than the carrying amount of the related loans.

Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint ventures, real estate investments, derivative instruments, non-marketable equity securities, and low income housing related investments qualifying for tax credits (LIHTC). Non-marketable equity securities are carried at fair value with unrealized gains or losses recognized in OCI. Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Real estate investments are evaluated for impairment based on the undiscounted cash flows expected to be received during the estimated holding period. When the undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation) the property is considered impaired and will be written-down to its estimated fair value. During the year ended December 31, 2010, three real estate investments were written-down for a total of $27 million (Note 14). The Company had no real estate write-downs during the years ended December 31, 2009 and 2008.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision (benefit) for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision (benefit) for income taxes (Note 18). The amortization recorded in net investment income was $1 million, $3 million and $5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported in net realized investment gain (loss). The change in estimated value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received or pledged, in accordance with legally enforceable counterparty master netting agreements (Note 10).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying value of the hedged item is amortized into net investment income, interest expense, which is included in operating and other expenses, or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with a maturity of three months or less from purchase date.

RESTRICTED CASH

Restricted cash primarily consists of security deposits, commitment fees, maintenance reserve payments and rental payments received from certain lessees related to the aircraft leasing business.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. DAC related to internally replaced contracts (as defined in the Codification’s Financial Services — Insurance Topic), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. As of December 31, 2010 and 2009, the carrying value of DAC was $4.4 billion and $4.8 billion, respectively (Note 7).

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change (Note 7).

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The capitalized sales inducement balance included in the DAC asset were $549 million and $583 million as of December 31, 2010 and 2009, respectively.

AIRCRAFT LEASING PORTFOLIO

Aircraft are recorded at cost, which includes certain acquisition costs, less accumulated depreciation. Major improvements to aircraft are capitalized when incurred. The Company evaluates carrying values of aircraft based upon changes in market and other physical and economic conditions and records impairment losses to recognize a loss in the value of the aircraft when management believes that, based on estimated future cash flows, the recoverability of the Company’s investment in an aircraft is unlikely (Note 9). The Company had five and four non-earning aircraft in the portfolio as of December 31, 2010 and 2009, respectively.

GOODWILL FROM ACQUISITIONS

Goodwill represents the excess of costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired. Goodwill from acquisitions, included in other assets, totaled $43 million as of December 31, 2010 and 2009. There were no goodwill impairment write-downs from continuing operations during the years ended December 31, 2010, 2009 and 2008.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as funding agreements, annuities without life contingencies, deposit liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments (Note 11). Interest credited to these contracts primarily ranged from 0.2% to 9.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses (Note 11). Interest rates used in establishing such liabilities ranged from 0.8% to 11.0%.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity guaranteed living benefits (GLBs) are considered embedded derivatives and are recorded in future policy benefits (Note 11).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves (URR), are recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

As of December 31, 2010 and 2009, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth and assumed reinsurance agreements intended to offset reinsurance costs. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term arrangements with this producer group’s reinsurance company.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance accounting is utilized for ceded transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Reinsurance recoverables, included in other assets, include balances due from reinsurance companies for paid and unpaid losses. Amounts receivable and payable are offset for account settlement purposes for contracts where the right of offset exists. See Note 16.

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC and URR.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life formed in 2007, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. These fees are based upon the net asset value of the underlying portfolios and are recorded as earned. Related subadvisory expense is included in operating and other expenses and recorded when incurred.

Aircraft leases, which are structured as triple net leases, are accounted for as operating leases. Aircraft leasing revenue is recognized ratably over the terms of the lease agreements. ACG has four capital leases, which are accounted for under the provisions in the Codification’s Leases Topic. As of December 31, 2010 and 2009, capital leases in the amount of $5 million and $8 million, respectively, are classified in other assets.

DEPRECIATION AND AMORTIZATION

Aircraft and certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from three to 40 years. Depreciation and amortization of aircraft under operating leases and certain other assets are included in operating and other expenses. Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years. Depreciation of investment real estate is included in net investment income.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), and Pacific Alliance Reinsurance Company of Vermont (PAR Vermont), a Vermont-based life reinsurance company wholly owned by Pacific Life, are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

CONTINGENCIES

Each reporting cycle, the Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses. See Note 21.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

For separate account funding agreements in which the Company provides a guarantee of principal and interest to the contract holder and bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue and benefit and expense lines in the consolidated statements of operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 10 and 14, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.
2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS
STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets and accounting for deferred income taxes on a different basis.

Pacific Life has one permitted practice approved by the NE DOI that differs from statutory accounting practices adopted by the National Association of Insurance Commissioners (NAIC). This permitted practice relates to the valuation of certain statutory separate account assets that are carried at book value instead of estimated fair value. Pacific Life’s statutory capital and surplus as of December 31, 2010 and 2009 did not reflect unrealized losses of $24 million and $29 million, respectively, with regard to this permitted practice.

In addition, Pacific Life uses an NE DOI prescribed accounting practice for certain synthetic GIC reserves that differs from statutory accounting practices adopted by the NAIC. As of December 31, 2010 and 2009, this NE DOI prescribed accounting practice resulted in statutory reserves of $27 million and $20 million, respectively, as opposed to statutory reserves of zero, using statutory accounting practices adopted by the NAIC.

STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of Pacific Life was $741 million, $652 million and ($1,529) million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus of Pacific Life was $5,867 million and $5,006 million as of December 31, 2010 and 2009, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2010 and 2009, Pacific Life, PL&A and PAR Vermont exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2010 statutory results, Pacific Life could pay $688 million in dividends in 2011 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.

During the year ended December 31, 2010, Pacific Life paid a cash dividend to Pacific LifeCorp of $150 million. No dividends were paid during 2009. During the year ended December 31, 2008, Pacific Life paid a cash dividend to Pacific LifeCorp of $345 million.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2010 statutory results, PL&A could pay $28 million in dividends to Pacific Life in 2011 without prior regulatory approval. No dividends were paid during 2010, 2009 and 2008.

OTHER

The Company has ceded reinsurance contracts in place with a reinsurer whose financial stability has deteriorated. In January 2009, the reinsurer’s domiciliary state regulator issued an order of supervision, which requires the regulator’s consent to any transaction outside the normal course of business. The Company will continue to monitor the situation and evaluate its options to deal with any further deterioration in the reinsurer’s financial condition. As of December 31, 2010, statutory reserves ceded to this reinsurer amounted to approximately $177 million.
3.	CLOSED BLOCK
In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $284 million and $285 million as of December 31, 2010 and 2009, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $304 million and $307 million as of December 31, 2010 and 2009, respectively. The net contribution to income from the Closed Block was zero, $4 million and $1 million for the years ended December 31, 2010, 2009 and 2008, respectively.

4.	VARIABLE INTEREST ENTITIES
The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary. A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

The following table presents, as of December 31, 2010 and 2009, the consolidated assets, consolidated liabilities and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary or (ii) total assets of and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest, but has not consolidated because it is not the primary beneficiary:

	Primary Beneficiary			Not Primary Beneficiary
			Maximum		Maximum
	Consolidated	Consolidated	Exposure to	Total	Exposure to
	Assets	Liabilities	Loss	Assets	Loss

			(In Millions)
December 31, 2010:
Aircraft securitizations	$2,364	$1,975	$389	$320
Private equity funds	267	5	34
Asset-backed securities				1,910	$108

Total	$2,631	$1,980	$423	$2,230	$108

December 31, 2009:
Aircraft securitizations	$2,622	$2,385	$349	$371
Private equity funds	239	5	30
Asset-backed securities				1,910	$103

Total	$2,861	$2,390	$379	$2,281	$103

AIRCRAFT SECURITIZATIONS

ACG has sponsored three financial asset securitizations secured by interests in aircraft. ACG serves as the remarketing agent and provides various aircraft related services in all three securitizations for a fee. This fee is eliminated for the two consolidated securitizations and is included in other income as earned for the unconsolidated securitization.

In 2005, ACG sponsored a securitization transaction whereby Aviation Capital Group Trust III (ACG Trust III) acquired 74 of ACG’s aircraft through a private placement note offering in the amount of $1,860 million. ACG owns 100% of the equity and has a controlling financial interest in this VIE. Therefore, ACG was determined to be the primary beneficiary of this VIE and ACG Trust III is consolidated into the consolidated financial statements of the Company. These private placement notes are the obligation of ACG Trust III and represent debt that is non-recourse to the Company (Note 13). VIE non-recourse debt consolidated from ACG Trust III was $1,103 million and $1,309 million as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the maximum exposure to loss, based on the Company’s interest in ACG Trust III, was $201 million and $148 million, respectively.

In 2003, ACG sponsored a securitization transaction whereby Aviation Capital Group Trust II (ACG Trust II) acquired 37 of ACG’s aircraft through a private placement note offering in the amount of $1,027 million. ACG owns 100% of the equity and has a controlling financial interest in this VIE. Therefore, ACG was determined to be the primary beneficiary of this VIE and ACG Trust II is consolidated into the consolidated financial statements of the Company. These private placement notes are the obligation of ACG Trust II and represent debt that is non-recourse to the Company (Note 13). VIE non-recourse debt consolidated from ACG Trust II was $484 million and $666 million as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the maximum exposure to loss was $188 million and $201 million, respectively, based on the Company’s interest in ACG Trust II. As of December 31, 2009, the maximum exposure to loss included a contingent purchase obligation of $100 million. The Company was contingently obligated to purchase certain notes from ACG Trust II to cover shortfalls in amounts due to the holders of the notes. This contingent purchase obligation expired in August 2010.

In 2000, ACG sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust). ACG and Pacific Life are beneficial interest holders in Aviation Trust. Aviation Trust is not consolidated as the Company is not the primary beneficiary as ACG does not have the obligation to absorb losses of Aviation Trust that could potentially be significant to Aviation Trust or the right to receive benefits from Aviation Trust that could potentially be significant to it. The carrying value is comprised of beneficial interests issued by Aviation Trust. As of December 31, 2010 and 2009, the maximum exposure to loss, based on carrying value, was zero.

PRIVATE EQUITY FUNDS

Private equity funds (the Funds) are three limited partnerships that invest in private equity investments for outside investors, where the Company is the general partner. The Company provides investment management services to the Funds for a fee and receives carried interest based upon the performance of the Funds. The Funds are a VIE due to the purpose and design of the Funds and the lack of control by the other equity investors. The Company has determined itself to be the primary beneficiary since it has a controlling financial interest in the Funds and the Funds are consolidated into the consolidated financial statements of the Company. The Company has not guaranteed the performance, liquidity or obligations of the Funds, and the Company’s maximum exposure to loss is equal to the carrying amounts of its retained interest. VIE non-recourse debt consolidated from the Funds was $5 million and $2 million as of December 31, 2010 and 2009, respectively (Note 13).

ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests issued from bankruptcy-remote special purpose entities (SPEs), which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company has no liabilities related to these VIEs. The Company has determined that it is not the primary beneficiary of these entities since it does not have the power to direct their financial activities. Therefore, the Company does not consolidate these entities. The investments are reported as fixed maturity securities available for sale and had a net carrying amount of $108 million and $103 million at December 31, 2010 and 2009, respectively. During the years ended December 31, 2010, 2009 and 2008, the Company recorded OTTIs of zero, $60 million and $117 million, respectively, related to these securities.
5.	INTEREST IN PIMCO
As of December 31, 2007, the Company owned a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America LLC (interest in PIMCO). PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. The interest in PIMCO was reported at estimated fair value, as determined by a contractual put and call option price, with changes in estimated fair value reported as a component of OCI, net of taxes.

During the year ended December 31, 2008, the Company exercised a put option and sold all of its remaining interest in PIMCO to Allianz of America, Inc., a subsidiary of Allianz SE, for $288 million. The Company recognized a pre-tax gain of $109 million for the year ended December 31, 2008.

6.	DISCONTINUED OPERATIONS
The Company’s former broker-dealer operations have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds. In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. During 2008 and 2007, these broker-dealers were sold.

Operating results from discontinued operations were as follows:

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
Revenues			$13
Benefits and expenses		$31	22

Loss from discontinued operations	—	(31)	(9)
Benefit from income taxes		(11)	(3)

Discontinued operations, net of taxes	—	($20)	($6)

7.	DEFERRED POLICY ACQUISITION COSTS
Components of DAC are as follows:

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
Balance, January 1	$4,806	$5,012	$4,481
Cumulative pre-tax effect of adoption of new accounting principle (Note 1)		7
Additions:
Capitalized during the year	558	777	752
Amortization:
Allocated to commission expenses	(529)	(446)	(444)
Allocated to operating expenses	(145)	(129)	(133)

Total amortization	(674)	(575)	(577)
Allocated to OCI	(255)	(415)	356

Balance, December 31	$4,435	$4,806	$5,012

During the years ended December 31, 2010, 2009 and 2008, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization (Note 1). This resulted in increases in DAC amortization expense of $34 million, $23 million and $20 million for the years ended December 31, 2010, 2009 and 2008, respectively. The revised EGPs also resulted in increased URR amortization of $20 million for the year ended December 31, 2010, an immaterial decrease in URR amortization for the year ended December 31, 2009 and increased URR amortization of $2 million for the year ended December 31, 2008.

8.	INVESTMENTS
The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount of fixed maturity securities represents amortized cost adjusted for OTTIs recognized in earnings and changes in the estimated fair value attributable to the hedged risk in a fair value hedge. The net carrying amount of equity securities represents cost adjusted for OTTIs. See Note 14 for information on the Company’s fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2010:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$914	$21	$15	$920
Obligations of states and political subdivisions	954	15	44	925
Foreign governments	433	50	1	482
Corporate securities	18,454	1,421	207	19,668
Residential mortgage-backed securities	5,100	138	597	4,641
Commercial mortgage-backed securities	972	50	11	1,011
Collateralized debt obligations	118	28	26	120
Other asset-backed securities	500	54	8	546

Total fixed maturity securities	$27,445	$1,777	$909	$28,313

Perpetual preferred securities	$299	$11	$35	$275
Other equity securities	4			4

Total equity securities	$303	$11	$35	$279

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2009:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$105	$10		$115
Obligations of states and political subdivisions	633	12	$46	599
Foreign governments	389	42		431
Corporate securities	17,256	905	308	17,853
Residential mortgage-backed securities	6,133	105	1,078	5,160
Commercial mortgage-backed securities	1,160	42	23	1,179
Collateralized debt obligations	118	27	33	112
Other asset-backed securities	562	45	17	590

Total fixed maturity securities	$26,356	$1,188	$1,505	$26,039

Perpetual preferred securities	$324	$6	$55	$275
Other equity securities	1	2		3

Total equity securities	$325	$8	$55	$278

The Company has investments in perpetual preferred securities that are primarily issued by European banks. The net carrying amount and estimated fair value of the available for sale perpetual preferred securities was $387 million and $346 million, respectively, as of December 31, 2010. Included in these amounts are perpetual preferred securities carried in trusts with a net carrying amount and estimated fair value of $88 million and $71 million, respectively, that are held in fixed maturities and included in the tables above in corporate securities. Perpetual preferred securities reported as equity securities available for sale are presented in the tables above as perpetual preferred securities.

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2010, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
Due in one year or less	$877	$50	$1	$926
Due after one year through five years	5,373	355	32	5,696
Due after five years through ten years	9,324	696	114	9,906
Due after ten years	5,181	406	120	5,467

	20,755	1,507	267	21,995
Mortgage-backed and asset-backed securities	6,690	270	642	6,318

Total fixed maturity securities	$27,445	$1,777	$909	$28,313

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other securities, which include equity securities available for sale, cost method investments, and non-marketable equity securities.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2010:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	3	$429	$15
Obligations of states and political subdivisions	44	612	44
Foreign governments	7	56	1
Corporate securities	350	3,161	207
Residential mortgage-backed securities	287	2,976	597
Commercial mortgage-backed securities	21	141	11
Collateralized debt obligations	5	67	26
Other asset-backed securities	19	122	8

Total fixed maturity securities	736	7,564	909

Perpetual preferred securities	17	195	35
Other securities	29	112	16

Total other securities	46	307	51

Total	782	$7,871	$960

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2010:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	3	$429	$15
Obligations of states and political subdivisions	32	374	16	12	$238	$28
Foreign governments	7	56	1
Corporate securities	241	1,926	66	109	1,235	141
Residential mortgage-backed securities	94	156	4	193	2,820	593
Commercial mortgage-backed securities	15	52	2	6	89	9
Collateralized debt obligations				5	67	26
Other asset-backed securities	7	30	1	12	92	7

Total fixed maturity securities	399	3,023	105	337	4,541	804

Perpetual preferred securities				17	195	35
Other securities	3	17	1	26	95	15

Total other securities	3	17	1	43	290	50

Total	402	$3,040	$106	380	$4,831	$854

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2009:
Obligations of states and political subdivisions	27	$383	$46
Corporate securities	442	4,539	308
Residential mortgage-backed securities	307	3,844	1,078
Commercial mortgage-backed securities	19	339	23
Collateralized debt obligations	6	61	33
Other asset-backed securities	24	205	17

Total fixed maturity securities	825	9,371	1,505

Perpetual preferred securities	18	195	55
Other securities	31	97	26

Total other securities	49	292	81

Total	874	$9,663	$1,586

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2009:
Obligations of states and political subdivisions	11	$116	$6	16	$267	$40
Corporate securities	182	1,766	50	260	2,773	258
Residential mortgage-backed securities	53	498	94	254	3,346	984
Commercial mortgage-backed securities	6	100	5	13	239	18
Collateralized debt obligations	5	59	32	1	2	1
Other asset-backed securities				24	205	17

Total fixed maturity securities	257	2,539	187	568	6,832	1,318

Perpetual preferred securities				18	195	55
Other securities	16	54	9	15	43	17

Total other securities	16	54	9	33	238	72

Total	273	$2,593	$196	601	$7,070	$1,390

The Company has evaluated fixed maturity and other securities with gross unrealized losses and has determined that the unrealized losses are temporary. The Company does not intend to sell the securities and it is more likely than not that the Company will not be required to sell the securities before recovery of their net carrying amounts.

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards by some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

The table below presents non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2010.

	Net		Rating as % of	Vintage Breakdown
	Carrying	Estimated	Net Carrying	2004 and				2008 and
Rating	Amount	Fair Value	Amount	Prior	2005	2006	2007	Thereafter
	($ In Millions)
Prime RMBS:
AAA	$595	$593	20%	17%	3%
AA	110	104	4%	3%		1%
A	108	106	4%	1%	2%	1%
BAA	28	25	1%		1%
BA and below	2,063	1,752	71%	3%	23%	31%	14%

Total	$2,904	$2,580	100%	24%	29%	33%	14%	0%

Alt-A RMBS:
AAA	$44	$41	5%	5%
AA	22	23	3%		2%	1%
BAA	26	24	3%	1%	1%	1%
BA and below	747	559	89%		9%	27%	53%

Total	$839	$647	100%	6%	12%	29%	53%	0%

Sub-prime RMBS:
AAA	$212	$199	52%	52%
AA	92	79	23%	23%
A	20	13	5%	5%
BA and below	83	67	20%	1%	17%	1%	1%

Total	$407	$358	100%	81%	17%	1%	1%	0%

CMBS:
AAA	$842	$888	87%	59%	4%		14%	10%
AA	65	66	6%	3%				3%
A	37	33	4%	4%
BA	28	24	3%				3%

Total	$972	$1,011	100%	66%	4%	0%	17%	13%

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka. As of December 31, 2010, the Company has received advances of $1.5 billion from the FHLB of Topeka and has issued funding agreements to the FHLB of Topeka in connection with its institutional investment products (Note 19). The funding agreement liabilities are included in policyholder account balances. Fixed maturity securities and cash equivalents with an estimated fair value of $1.7 billion as of December 31, 2010 are in a custodial account pledged as collateral for the funding agreements. The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2010, the Company holds $78 million of FHLB of Topeka stock, which is recorded in other investments.

PL&A is a member of FHLB of San Francisco. As of December 31, 2010, no assets are pledged as collateral. As of December 31, 2010, the Company holds FHLB of San Francisco stock with an estimated fair value of $28 million, which is recorded in other investments.

Major categories of investment income (loss) and related investment expense are summarized as follows:

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
Fixed maturity securities	$1,506	$1,448	$1,467
Equity securities	19	20	23
Mortgage loans	337	297	289
Real estate	93	92	86
Policy loans	214	229	223
Partnerships and joint ventures	119	(78)	21
Other		12	21

Gross investment income	2,288	2,020	2,130
Investment expense	166	158	136

Net investment income	$2,122	$1,862	$1,994

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$167	$42	$101
Gross losses on sales	(32)	(18)	(37)

Total fixed maturity securities	135	24	64

Equity securities:
Gross gains on sales	4		1
Gross losses on sales		(11)

Total equity securities	4	(11)	1

Trading securities	12	20	(22)
Real estate	21
Variable annuity GLB embedded derivatives (including reinsurance contracts)	185	2,211	(2,775)
Variable annuity GLB policy fees	208	147	108
Variable annuity derivatives — interest rate swaps		(104)	402
Variable annuity derivatives — total return swaps	(534)	(1,542)	646
Equity put options	(159)	(672)	853
Synthetic GIC policy fees	30	25	15
Other derivatives	8	45	(62)
Other	(4)	10	21

Total	($94)	$153	($749)

The table below summarizes the OTTIs by investment type:

	Recorded in	Included in
	Earnings	OCI	Total
	(In Millions)
Year ended December 31, 2010:
Corporate securities	$10		$10
RMBS	64	$215	279
Collateralized debt obligations	1		1

OTTIs — fixed maturity and equity securities	75	215	290
Real estate	27		27
Other investments	11		11

Total OTTIs	$113	$215	$328

Year ended December 31, 2009:
Corporate securities (1)	$63	$2	$65
RMBS	116	315	431
Collateralized debt obligations	66	13	79
Perpetual preferred securities	26		26

OTTIs — fixed maturity and equity securities	271	330	601
Other investments	40		40

Total OTTIs	$311	$330	$641

(1)	Included are $29 million of OTTI recognized in earnings on perpetual preferred securities carried in trusts.
In accordance with additional guidance under the Codification’s Investments – Debt and Equity Securities Topic, effective January 1, 2009, the Company began recognizing the credit loss portion of OTTI adjustments in earnings and the portion related to other factors in OCI. The table below details the amount of OTTIs attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended
	December 31,
	2010	2009
	(In Millions)
Cumulative credit loss, January 1	$200	$88
Additions for credit impairments recognized on:
Securities not previously other than temporarily impaired	14	48
Securities previously other than temporarily impaired	46	106

Total additions	60	154

Reductions for credit impairments previously recognized on:
Securities that matured or were sold	(5)	(40)
Securities due to an increase in expected cash flows and time value of cash flows	(10)	(2)

Total subtractions	(15)	(42)

Cumulative credit loss, December 31	$245	$200

The table below presents gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods and gross unrealized losses on temporarily impaired investments for which no OTTI has been recognized.

	Gross Unrealized Losses
	OTTI	Non-OTTI
	Investments	Investments	Total
	(In Millions)
December 31, 2010:
U.S. Treasury securities and obligations of U.S. government authorities and agencies		$15	$15
Obligations of states and political subdivisions		44	44
Foreign governments		1	1
Corporate securities		207	207
RMBS	$308	289	597
CMBS		11	11
Collateralized debt obligations	26		26
Other asset-backed securities		8	8

Total fixed maturity securities	$334	$575	$909

Perpetual preferred securities		$35	$35

Total equity securities	—	$35	$35

December 31, 2009:
Obligations of states and political subdivisions		$46	$46
Corporate securities	$2	306	308
RMBS	328	750	1,078
CMBS		23	23
Collateralized debt obligations	32	1	33
Other asset-backed securities		17	17

Total fixed maturity securities	$362	$1,143	$1,505

Perpetual preferred securities		$55	$55

Total equity securities	—	$55	$55

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
Available for sale securities:
Fixed maturity	$1,185	$2,455	($3,269)
Equity	23	124	(143)

Total available for sale securities	$1,208	$2,579	($3,412)

Trading securities	$14	$26	($19)

Trading securities totaled $349 million and $206 million as of December 31, 2010 and 2009, respectively. The cumulative net unrealized gains on trading securities held as of December 31, 2010 and 2009 were $21 million and $7 million, respectively.

As of December 31, 2010 and 2009, fixed maturity securities of $12 million were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $6,693 million and $6,577 million as of December 31, 2010 and 2009, respectively. Mortgage loans are collateralized by commercial properties primarily located throughout the U.S. As of December 31, 2010, $1,047 million, $1,022 million, $716 million, $562 million and $433 million were located in Washington, California, Florida, Texas and Maryland, respectively. As of December 31, 2010, $596 million was located in Canada. The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2010 or 2009. As of December 31, 2010, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

Investments in real estate totaled $547 million and $574 million as of December 31, 2010 and 2009, respectively.
9.	AIRCRAFT LEASING PORTFOLIO, NET
Aircraft leasing portfolio, net, consisted of the following:

	December 31,
	2010	2009
	(In Millions)
Aircraft	$3,502	$3,217
Aircraft consolidated from VIEs	2,938	3,081

	6,440	6,298
Accumulated depreciation	1,181	994

Aircraft leasing portfolio, net	$5,259	$5,304

As of December 31, 2010, domestic and foreign future minimum rentals scheduled to be received under the noncancelable portion of operating leases are as follows (In Millions):

	2011	2012	2013	2014	2015	Thereafter
Domestic	$32	$28	$25	$25	$20	$98
Foreign	517	443	340	272	194	362

Total operating leases	$549	$471	$365	$297	$214	$460

As of December 31, 2010 and 2009, aircraft with a carrying amount of $4,802 million and $4,954 million, respectively, were assigned as collateral to secure debt (Notes 4 and 13).

During the year ended December 31, 2010, ACG recognized a $4 million aircraft impairment, which is included in operating and other expenses (Note 14). There were no impairments recognized during the years ended December 31, 2009 and 2008.

During the years ended December 31, 2010, 2009 and 2008, ACG recognized pre-tax gains on the sale of aircraft of $18 million, zero and zero, respectively, which are included in other income.

10.	DERIVATIVES AND HEDGING ACTIVITIES
The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.
Accounting for derivatives and hedging activities requires companies to recognize all derivative instruments as either assets or liabilities at fair value in the consolidated statement of financial condition. The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.
DERIVATIVES DESIGNATED AS CASH FLOW HEDGES
The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.
Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.
Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics of certain assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.
Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to their effective dates.
When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recognized in OCI and recognized in earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recognized in net realized investment gain (loss). For the years ended December 31, 2010, 2009 and 2008, hedge ineffectiveness related to designated cash flow hedges reflected in net realized investment gain (loss) was $5 million, $8 million and ($4) million, respectively. For the years ended December 31, 2010, 2009 and 2008, the Company did not have any net losses reclassified from accumulated other comprehensive income (loss) (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. Over the next twelve months, the Company anticipates that $16 million of deferred losses on derivative instruments in AOCI will be reclassified to earnings. For the years ended December 31, 2010, 2009 and 2008, all of the Company’s hedged forecasted transactions were determined to be probable of occurring.

The Company had the following outstanding derivatives designated as cash flow hedges:

	Notional Amount
	December 31,
	2010	2009
	(In Millions)
Foreign currency interest rate swaps	$4,917	$5,099
Interest rate swaps	2,727	3,910
Forward starting interest rate swaps	1,140	1,060
Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES
Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities. Pacific Life uses interest rate swaps to convert fixed rate surplus notes to variable rate notes (Note 13).
The Company had the following outstanding derivatives designated as fair value hedges:

	Notional Amount
	December 31,
	2010	2009
	(In Millions)
Interest rate swaps	$1,579	$1,658
Foreign currency interest rate swaps	13	13
DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS
The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.
The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives and are recorded in future policy benefits.
GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially covered by reinsurance. These reinsurance arrangements are used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued. The ceded portion of the GLBs is considered an embedded derivative and is recorded in other assets or other liabilities as either a reinsurance recoverable or reinsurance payable.
The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with the GLBs not covered by reinsurance. The Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to economically hedge the equity risk of the mortality and expense fees in its variable annuity products. These contracts provide periodic payments to the Company in exchange for the total return and changes in fair value of the S&P 500 in the form of a payment or receipt, depending on whether the return relative to the index on trade date is positive or negative, respectively. Payments and receipts are recognized in net realized investment gain (loss). The Company has used interest rate swaps to hedge fluctuations in the valuation of GLBs as a result of changes in risk free rates. These agreements involved the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. During 2009, all interest rate swaps held at the beginning of the year were terminated and there were no open interest rate swaps as of December 31, 2009. The Company had no interest rate swap trading activity for the year ended December 31, 2010.
The Company also uses equity put options to hedge equity and credit risks. These equity put options involve the exchange of periodic fixed rate payments for the return, at the end of the option agreement, of the equity index below a specified strike price. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.
The Company offers equity indexed universal life (EIUL) insurance products, which credits the price return of the S&P 500 to the policy cash value. A policyholder may allocate the policy’s net accumulated value to one or a combination of the following: fixed return account, one-year indexed account capped at 12%, or a five-year indexed account. These equity indexed products contain embedded derivatives and are recorded in policyholder account balances.
The Company utilizes one-year and five-year S&P call options to hedge against adverse changes in the equity index. These options are contracts to buy the equity index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price and the settlements will be recognized in net realized investment gain (loss).
The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value fixed income option. The Company receives a fee for providing book value accounting for the ERISA Plan stable value fixed income option. The Company does not manage the assets underlying synthetic GICs. In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the estimated fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value. The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.
Credit default swaps involve the receipt or payment of fixed amounts at specific intervals in exchange for the assumption of or protection from potential credit events associated with the underlying security. The Company wrote one credit default swap for which a payment would be delivered if the underlying security of the derivative defaults. The maximum potential amount of future payment under the credit default swap was $50 million as of December 31, 2010 and 2009. As of December 31, 2010 and 2009, the fair value of the credit derivative sold by the Company was ($10) million and ($17) million, respectively. The term for this instrument is seven years.
The Company had the following outstanding derivatives not designated as hedging instruments:

	Notional Amount
	December 31,
	2010	2009
	(In Millions)
Variable annuity GLB embedded derivatives	$37,147	$36,408
Variable annuity GLB reinsurance contracts	15,117	14,878
Variable annuity derivatives — total return swaps	2,891	4,456
Equity put options	5,285	5,267
EIUL embedded derivatives	538	331
S&P call options	483	306
Synthetic GICs	22,402	23,993
Foreign currency interest rate swaps	424	398
Interest rate swaps	144	178
Other	417	384

CONSOLIDATED FINANCIAL STATEMENT IMPACT
Derivative instruments are recorded on the Company’s consolidated statements of financial condition at estimated fair value and are presented as assets or liabilities determined by calculating the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.
The following table summarizes the gross asset or liability derivative fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 14.

	Asset Derivatives			Liability Derivatives
	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,
	2010	2009		2010	2009
	(In Millions)			(In Millions)
Derivatives designated as hedging instruments:
Foreign currency interest rate swaps	$227	$177	(1)	$248	$230	(1)
	13	69	(5)	190	154	(5)
Interest rate swaps	99	32	(1)	60	106	(1)
	5	13	(5)	136	152	(5)
Forward starting interest rate swap agreements	51	34	(1)	1		(1)
	20	8	(5)

Total derivatives designated as hedging instruments	415	333		635	642

Derivatives not designated as hedging instruments:
Variable annuity derivatives — total return swaps		6	(1)	41	60	(1)
			(5)	33	4	(5)
Equity put options	254	329	(1)	15	16	(1)
	33	41	(5)	13	14	(5)
Foreign currency interest rate swaps	15	21	(1)	4		(1)
	1		(5)
Interest rate swaps	15	9	(1)		2	(1)
		1	(5)
S&P call options	29	18	(1)
	6	16	(5)
Other				23	23	(1)
	9	10	(5)
Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	25	52	(2)	542	754	(3)
EIUL embedded derivatives				68	39	(4)
Other				8	5	(4)

Total derivatives not designated as hedging instruments	387	503		747	917

Total derivatives	$802	$836		$1,382	$1,559

Location on the consolidated statements of financial condition:

(1)	Other investments

(2)	Other assets

(3)	Future policy benefits

(4)	Policyholder account balances

(5)	Other liabilities

Cash collateral received from counterparties was $251 million and $237 million as of December 31, 2010 and 2009, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities. Cash collateral pledged to counterparties was $145 million and $137 million as of December 31, 2010 and 2009, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities. If the net estimated fair value of the exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net estimated fair value of the exposure to the counterparty is negative, the estimated fair value is included in future policy benefits or other liabilities, depending on the nature of the derivative.
As of December 31, 2010 and 2009, the Company had also accepted collateral consisting of various securities with an estimated fair value of $36 million and $14 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2010 and 2009, none of the collateral had been repledged. As of December 31, 2010 and 2009, the Company provided collateral in the form of various securities with an estimated fair value of $15 million and zero, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.
The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives designated as fair value hedges. Gains and losses include the changes in estimated fair value of the derivatives as well as the offsetting gain or loss on the hedged item attributable to the hedged risk. The Company includes the gain or loss on the derivative in the same line item as the offsetting gain or loss on the hedged item. The net of the amounts presented for each year represents the ineffective portion of the hedge. The amounts presented do not include the periodic net settlements of the derivatives or the income (expense) related to the hedged item.

	Gain (Loss)			Gain (Loss)
	Recognized in			Recognized in
	Income on Derivatives			Income on Hedged Items
	Years Ended			Years Ended
	December 31,			December 31,
	2010	2009	2008	2010	2009	2008
	(In Millions)			(In Millions)
Derivatives in fair value hedges:
Interest rate swaps	$85	$97	($136)	($98)	($93)	$135

Total	$85	$97	($136)	($98)	($93)	$135

For the years ended December 31, 2010, 2009 and 2008, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was ($13) million, $4 million and ($1) million, respectively. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

The following table summarizes amounts recognized in the consolidated financial statements for derivatives designated as cash flow hedges. Gain and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net settlements of the derivatives.

	Gain (Loss)
	Recognized in
	OCI on Derivatives
	(Effective Portion)
	Years Ended
	December 31,
	2010	2009	2008
	(In Millions)
Derivatives in cash flow hedges:
Foreign currency interest rate swaps	($8)	$42	$66
Interest rate swaps	(6)	66	(146)
Forward starting interest rate swaps	29	(254)	336

Total	$15	($146)	$256

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as hedging instruments. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net (settlements) proceeds of ($560) million, ($1,476) million and $639 million for the years ended December 31, 2010, 2009 and 2008, respectively, which are recognized in net realized investment gain (loss).

	Amount of Gain (Loss)
	Recognized in
	Income on Derivatives
	Years Ended
	December 31,
	2010	2009	2008
	(In Millions)
Derivatives not designated as hedging instruments:
Variable annuity derivatives — interest rate swaps		($168)	$386
Variable annuity derivatives — total return swaps	($84)	(102)	(55)
Equity put options	(60)	(580)	927
Foreign currency interest rate swaps	(2)	(8)	12
Interest rate swaps	2		(8)
S&P call options	35	16	(13)
Other	4	26	(53)
Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	185	2,211	(2,775)
EIUL embedded derivatives	(20)	(16)	9
Other embedded derivatives	(3)	2	4

Total	$57	$1,381	($1,566)

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES
Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2010 was $100 million. The maximum exposure to any single counterparty was $17 million at December 31, 2010.
For all derivative contracts, excluding embedded derivative contracts such as variable annuity GLBs and synthetic GICs, the Company enters into master agreements that may include a termination event clause associated with Pacific Life’s insurer financial strength ratings assigned by certain independent rating agencies. If Pacific Life’s insurer financial strength rating were to fall below a specified level, as defined within each counterparty master agreement or, in most cases, if one of the rating agencies ceased to provide an insurer financial strength rating, the counterparty could terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2010, Pacific Life’s insurer financial strength ratings were above the specified level.
The Company enters into collateral arrangements with derivative counterparties, which require both the pledging and accepting of collateral when the net estimated fair value of the underlying derivatives reaches a pre-determined threshold. Certain of these arrangements include credit-contingent provisions that provide for a reduction of these thresholds in the event of downgrades in the credit ratings of the Company and/or the counterparty. If Pacific Life’s insurer financial strength rating were to fall below a specific investment grade credit rating, the counterparties to the derivative instruments could request immediate and ongoing full collateralization on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit risk related contingent features that are in a liability position on December 31, 2010, is $244 million for which the Company has posted collateral of $160 million in the normal course of business. If certain of Pacific Life’s insurer financial strength ratings were to fall one notch as of December 31, 2010, the Company would have been required to post an additional $29 million of collateral to its counterparties.
The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.
11.	POLICYHOLDER LIABILITIES
POLICYHOLDER ACCOUNT BALANCES
The detail of the liability for policyholder account balances is as follows:

	December 31,
	2010	2009
	(In Millions)
Universal life	$20,098	$19,298
Annuity and deposit liabilities	8,335	7,109
Funding agreements	4,618	5,240
GICs	2,025	2,337

Total	$35,076	$33,984

FUTURE POLICY BENEFITS
The detail of the liability for future policy benefits is as follows:

	December 31,
	2010	2009
	(In Millions)
Annuity reserves	$4,926	$4,960
Variable annuity GLB embedded derivatives	542	754
URR	510	734
Life insurance	411	365
Policy benefits payable	363	260
Closed Block liabilities	303	306
Other	25	24

Total	$7,080	$7,403

12.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES
The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of guaranteed minimum death benefit (GMDB) and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 10.
The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).
The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2010	2009
	($ In Millions)
Return of net deposits
Separate account value	$49,673	$46,884
Net amount at risk (1)	1,738	4,017
Average attained age of contract holders	61 years	61 years

Anniversary contract value
Separate account value	$16,814	$16,483
Net amount at risk (1)	1,299	2,541
Average attained age of contract holders	62 years	63 years

Minimum return
Separate account value	$1,211	$1,241
Net amount at risk (1)	505	620
Average attained age of contract holders	65 years	65 years

(1)	Represents the amount of death benefit in excess of the current account balance as of December 31.
Information regarding GMIB features outstanding is as follows:

	December 31,
	2010	2009
	($ In Millions)
Separate account value	$2,744	$2,675
Average attained age of contract holders	57 years	58 years
The determination of GMDB and GMIB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB and GMIB liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,
	2010	2009	2010	2009
	GMDB		GMIB
	(In Millions)		(In Millions)
Balance, beginning of year		$119	$38	$62
Changes in reserves	$42	(11)	14	(23)
Benefits paid	(42)	(108)	(9)	(1)

Balance, end of year	$0	$0	$43	$38

Reinsurance recoverables related to GMDB reserves totaled zero as of December 31, 2010 and 2009. Reinsurance recoverables related to GMIB reserves are not significant.

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2010	2009
	(In Millions)
Asset type
Domestic equity	$26,290	$25,760
International equity	6,447	6,728
Bonds	16,484	13,775
Money market	452	621

Total separate account value	$49,673	$46,884

13.	DEBT
Debt consists of the following:

	December 31,
	2010	2009
	(In Millions)
Short-term debt:
Credit facility recourse only to ACG		$105

Total short-term debt	—	$105

Long-term debt:
Surplus notes	$1,600	$1,150
Fair value adjustment for derivative hedging activities	84	(13)
Non-recourse long-term debt:
Debt recourse only to ACG	2,499	1,636
ACG non-recourse debt	621	761
Other non-recourse debt	120	121
ACG VIE debt (Note 4)	1,587	1,975
Other VIE debt (Note 4)	5	2

Total long-term debt	$6,516	$5,632

SHORT-TERM DEBT
Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2010 and 2009. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in 2012 that serves as a back-up line of credit for the commercial paper program. This facility had no debt outstanding as of December 31, 2010 and 2009. As of and during the year ended December 31, 2010, Pacific Life was in compliance with the debt covenants related to this facility.
PL&A maintains reverse repurchase lines of credit with various financial institutions. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with these lines of credit as of December 31, 2010 and 2009.
Pacific Life has approval from the FHLB of Topeka to receive advances up to 40% of Pacific Life’s statutory general account assets provided it has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There was no debt outstanding with the FHLB of Topeka as of December 31, 2010 and 2009. The Company had zero and $127 million of additional funding capacity from eligible collateral as of December 31, 2010 and 2009, respectively.
PL&A is eligible to borrow from the FHLB of San Francisco amounts based on a percentage of statutory capital and surplus and could borrow up to amounts of $120 million. Of this amount, half, or $60 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2010 and 2009, PL&A had no debt outstanding with the FHLB of San Francisco.
In October 2010, ACG entered into a revolving credit agreement with a bank for a $200 million borrowing facility. Interest is at variable rates and the facility matures in October 2013. There was no debt outstanding in connection with this revolving credit agreement as of December 31, 2010. This credit facility is recourse only to ACG.
ACG had a revolving credit agreement with a bank for a $105 million borrowing facility, which was entered into in May 2009. Interest was at variable rates and the facility matured and was repaid in March 2010. The amount outstanding as of December 31, 2009 was $105 million bearing an interest rate of 4.8%.
LONG-TERM DEBT
In June 2009, Pacific Life issued $1.0 billion of surplus notes at a fixed interest rate of 9.25%, maturing on June 15, 2039. Interest is payable semiannually on June 15 and December 15. Pacific Life may redeem the 9.25% surplus notes at its option, subject to the approval of the Nebraska Director of Insurance for such optional redemption. The 9.25% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 9.25% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting $650 million and $350 million of the 9.25% surplus notes to variable rate notes based upon the London InterBank Offered Rate (LIBOR) during the years ended December 31, 2009 and 2010, respectively. The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in fair value of the hedged surplus notes associated with changes in interest rates are reflected as an adjustment to their carrying amount. This adjustment to the carrying amount of the 9.25% surplus notes, which increased (decreased) long-term debt by $53 million and ($35) million as of December 31, 2010 and 2009, respectively, is offset by a fair value adjustment which has also been recorded for the interest rate swap derivative instruments.
Pacific Life has $150 million of surplus notes outstanding at a fixed interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The 7.9% surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The 7.9% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 7.9% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting these surplus notes to variable rate notes based upon the LIBOR. The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in fair value of the hedged surplus notes associated with changes in interest rates are reflected as an adjustment to their carrying amount. This adjustment to the carrying amount of the 7.9% surplus notes, which increased long-term debt by $31 million and $22 million as of December 31, 2010 and 2009, respectively, is offset by a fair value adjustment which has also been recorded for the interest rate swap derivative instruments.
In March 2010, the Nebraska Director of Insurance approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on February 5 and August 5 at a fixed annual rate of 6.0%. All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the Nebraska Director of Insurance. The internal surplus note matures on February 5, 2020.
ACG enters into various secured loans that are guaranteed by the U.S. Export-Import bank or by the European Export Credit Agencies. Interest on these loans is payable quarterly and ranged from 0.4% to 4.5% as of December 31, 2010 and from 0.3% to 4.5% as of December 31, 2009. As of December 31, 2010, $1,524 million was outstanding on these loans with maturities ranging from 2014 to 2022. Principal payments due over the next twelve months are $113 million. As of December 31, 2009, $1,253 million was outstanding on these loans. These loans are recourse only to ACG.
ACG enters into various senior unsecured loans with third-parties. Interest on these loans is payable monthly or semi-annually and ranged from 5.7% to 7.2% as of December 31, 2010 and from 1.5% to 6.8% as of December 31, 2009. As of December 31, 2010, $975 million was outstanding on these loans with maturities ranging from 2012 to 2020. As of December 31, 2009, $320 million was outstanding on these loans. These loans are recourse only to ACG.

ACG enters into various secured bank loans to finance aircraft and aircraft order deposits. As of December 31, 2010, ACG had an $88 million facility to finance aircraft order deposits with no amounts outstanding. This facility matures in 2013 and interest accrues at variable rates and is payable monthly. As of December 31, 2009, ACG had a facility to finance aircraft and aircraft order deposits with $63 million outstanding. Interest on this loan accrued at variable rates, was payable monthly and with an interest rate of 2.0% as of December 31, 2009. These loans are recourse only to ACG.
ACG enters into various acquisition facilities and bank loans to acquire aircraft. Interest on these facilities and loans accrues at variable rates, is payable monthly and ranged from 1.6% to 3.3% as of December 31, 2010 and from 1.6% to 3.2% as of December 31, 2009. As of December 31, 2010, $621 million was outstanding on these facilities and loans with maturities ranging from 2011 to 2014. Principal payments due over the next twelve months are $395 million. As of December 31, 2009, $761 million was outstanding on these facilities and loans. These facilities and loans are non-recourse to the Company.
Certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life, entered into various real estate property related loans with various third-parties. Interest on these loans accrues at fixed and variable rates and is payable monthly. Fixed rates range from 5.8% to 6.2% as of December 31, 2010 and 2009. Variable rates range from 1.4% to 2.0% as of December 31, 2010 and 2009. As of December 31, 2010, there was $120 million outstanding on these loans with maturities ranging from 2011 to 2012. Principal payments due over the next twelve months are $87 million. As of December 31, 2009, there was $121 million outstanding on these loans. One of these loans, totaling $32 million and maturing in 2012, is currently in the process of foreclosure that is expected to be completed in 2011. All of these loans are secured by real estate properties and are non-recourse to the Company.
14.	FAIR VALUE OF FINANCIAL INSTRUMENTS
The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.
Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most fixed maturity securities that are valued by models using inputs that are derived principally from or corroborated by observable market data.
Level 3	Valuations derived from valuation techniques in which one or more significant inputs are unobservable. Level 3 instruments include less liquid securities for which significant inputs are not observable in the market, such as certain structured securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.
This hierarchy requires the use of observable market data when available.

The following tables present, by fair value hierarchy level, the Company’s financial assets and liabilities that are carried at fair value as of December 31, 2010 and 2009.

				Gross
				Derivatives	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Millions)
December 31, 2010:
Assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies		$920				$920
Obligations of states and political subdivisions		886	$39			925
Foreign governments		412	70			482
Corporate securities		18,040	1,628			19,668
RMBS		3,573	1,068			4,641
CMBS		757	254			1,011
Collateralized debt obligations		5	115			120
Other asset-backed securities		266	280			546

Total fixed maturity securities		24,859	3,454			28,313

Perpetual preferred securities		263	12			275
Other equity securities	$3		1			4

Total equity securities	3	263	13			279

Trading securities (2)	91	192	66			349
Other investments			173			173
Derivatives:
Interest rate swaps		184	6	$190	($86)	104
Foreign currency interest rate swaps		256		256	(266)	(10)
Equity derivatives			322	322	(95)	227
Embedded derivatives			25	25		25
Other		6	3	9	(32)	(23)

Total derivatives		446	356	802	(479)	323

Separate account assets (3)	55,438	123	100			55,661

Total	$55,532	$25,883	$4,162	$802	($479)	$85,098

Liabilities:
Derivatives:
Interest rate swaps		$197		$197	($86)	$111
Foreign currency interest rate swaps		442		442	(266)	176
Equity derivatives			$102	102	(95)	7
Embedded derivatives			618	618		618
Other			23	23	(32)	(9)

Total	—	$639	$743	$1,382	($479)	$903

				Gross
				Derivatives	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Millions)
December 31, 2009:
Assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies		$109	$6			$115
Obligations of states and political subdivisions		565	34			599
Foreign governments		323	108			431
Corporate securities		15,566	2,287			17,853
RMBS		1,510	3,650			5,160
CMBS		852	327			1,179
Collateralized debt obligations		8	104			112
Other asset-backed securities		355	235			590

Total fixed maturity securities		19,288	6,751			26,039

Perpetual preferred securities		205	70			275
Other equity securities	$3					3

Total equity securities	3	205	70			278

Trading securities (2)	92	85	29			206
Other investments			163			163
Derivatives:
Interest rate swaps		94	3	$97	($130)	(33)
Foreign currency interest rate swaps		267		267	(299)	(32)
Equity derivatives			410	410	(133)	277
Embedded derivatives			52	52		52
Other		8	2	10	(33)	(23)

Total derivatives		369	467	836	(595)	241

Separate account assets (3)	52,305	116	101			52,522

Total	$52,400	$20,063	$7,581	$836	($595)	$79,449

Liabilities:
Derivatives:
Interest rate swaps		$260		$260	($130)	$130
Foreign currency interest rate swaps		384		384	(299)	85
Equity derivatives			$94	94	(133)	(39)
Embedded derivatives			798	798		798
Other		1	22	23	(33)	(10)

Total	—	$645	$914	$1,559	($595)	$964

(1)	Netting adjustments represent the impact of offsetting asset and liability positions on the consolidated statement of financial condition held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.

(2)	Trading securities are presented in other investments in the consolidated statements of financial condition.

(3)	Separate account assets are measured at fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services — Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Separate account assets as presented in the tables above differ from the amounts presented in the consolidated statements of financial condition because cash and receivables for securities are not subject to the guidance under the Codification’s Fair Value Measurements and Disclosures Topic.
FAIR VALUE MEASUREMENT
The Codification’s Fair Value Measurements and Disclosures Topic defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.
The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.
FIXED MATURITY, EQUITY AND TRADING SECURITIES
The fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques.
For securities with sufficient trading volume, prices are obtained from third-party pricing services. For structured or complex securities that are traded infrequently, estimated fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques. Such techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Matrix model pricing measures fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life and rating.
Where matrix model pricing is not used, particularly for RMBS and other asset-backed securities, estimated fair values for these securities are determined by evaluating prices from third-party pricing services and independent brokers or other internally derived valuation models are utilized. The inputs used to measure fair value in the internal valuations include, but are not limited to, benchmark yields, issuer spreads, bids, offers, reported trades, and estimated projected cash flows that incorporate significant inputs such as defaults and delinquency rates, severity, subordination, vintage and prepayment speeds.
For non-agency RMBS backed by prime, sub-prime and Alt-A collateral, the Company determined in the first quarter of 2009 that there had been a significant decrease in the volume and level of transaction activity indicating the need for a valuation technique not solely based on observable transactions and/or quoted market prices. As permitted by guidance in the Codification’s Fair Value Measurements and Disclosures Topic beginning March 31, 2009, the Company determined the estimated fair value for these assets utilizing an internally developed weighting of valuations derived from internal pricing models and independent pricing services. This approach utilized multiple valuation techniques incorporating an income approach (maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs) and a market approach (based on data provided by independent pricing services) produced a result more representative of an investment’s fair value as compared to a single valuation technique. The income approach incorporated cash flows for each investment adjusted for expected losses assuming various interest rates and housing price-level scenarios. The adjusted cash flows were discounted using a risk premium that market participants would demand given the risk in the modeled cash flows. The risk premium utilized was reflective of an orderly transaction between market participants under current market conditions and included considerations such as liquidity and structure risk. These internally generated prices were then reviewed in conjunction with prices obtained from multiple independent pricing services. The internally generated prices were weighted with the prices obtained from independent pricing services, with consideration given to the relative range of values that were most representative of fair value under the market conditions. These securities were classified as Level 3 financial assets.
During the fourth quarter of 2010, the Company determined that there has been an increase in the volume and level of trading activity for these non-agency RMBS, as indicated by a significant decrease in liquidity risk premiums and more consistency in prices quoted in the market. Therefore, the Company believes that the non-agency RMBS market is no longer an inactive market as of December 31, 2010. Beginning December 31, 2010, the Company primarily utilizes prices obtained from third-party pricing services to determine fair value for non-agency RMBS.

Prices obtained from independent third-parties are generally evaluated based on the inputs indicated above. The Company’s management analyzes and evaluates these prices and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, and development of internal models utilizing observable market data of comparable securities. Based on this analysis, prices received from third-parties may be adjusted if the Company determines that there is a more appropriate fair value based on available market information.
Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the inputs used in determining their fair values are market observable and appropriate. Other externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third-parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3.
OTHER INVESTMENTS
Other investments include non-marketable equity securities that do not have readily determinable fair values. Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These investments are classified as Level 3 assets.
DERIVATIVE INSTRUMENTS
Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2010, 99% of derivatives based upon notional values were priced by valuation models. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest and equity volatility and equity index levels. In accordance with the Codification’s Fair Value Measurements and Disclosures Topic, a credit valuation analysis was performed for all derivative positions to measure the risk that one of the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk) and was determined to be immaterial as of December 31, 2010.
The Company performs a monthly analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative including those derivatives priced by brokers.
Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.
Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps and certain credit default swaps. Also included in Level 3 classification for derivatives are embedded derivatives in certain insurance and reinsurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.
The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.
VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES
Fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3. Below is a description of the Company’s fair value methodologies for these embedded derivatives.

The Company’s fair value is calculated as an aggregation of fair value and additional risk margins including Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.
•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the fair value model could differ from actual experience.

•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).
SEPARATE ACCOUNT ASSETS
Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity and short-term securities. Separate account assets are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity and equity securities available for sale of the Company. Mutual funds are included in Level 1. Most fixed maturity securities are included in Level 2. Level 3 assets include any investments where fair value is based on management assumptions or obtained from independent third-parties and fair value measurement inputs are not sufficiently transparent.

LEVEL 3 RECONCILIATION
The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at fair value on a recurring basis using significant unobservable inputs.

					Purchases,
		Total Gains or Losses		Transfers	Sales,		Unrealized
				In and/or	Issuances,		Gains
	January 1,	Included in	Included in	Out of	and	December 31,	(Losses)
	2010	Earnings	OCI	Level 3 (1)	Settlements	2010	Still Held (2)
	(In Millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6				($6)
Obligations of states and political subdivisions	34	$4	($7)	($4)	12	$39
Foreign governments	108		7	(43)	(2)	70
Corporate securities	2,287	38	25	(547)	(175)	1,628	($2)
RMBS	3,650	(44)	500	(2,407)	(631)	1,068
CMBS	327		20	(59)	(34)	254
Collateralized debt obligations	104	5	7	2	(3)	115
Other asset-backed securities	235		7	65	(27)	280

Total fixed maturity securities	6,751	3	559	(2,993)	(866)	3,454	(2)

Perpetual preferred securities	70		3	(42)	(19)	12
Other equity securities			1			1

Total equity securities	70		4	(42)	(19)	13

Trading securities	29	2		27	8	66
Other investments	163		6		4	173
Derivatives, net	(447)	11	1		48	(387)	426
Separate account assets (3)	101	6			(7)	100	7

Total	$6,667	$22	$570	($3,008)	($832)	$3,419	$431

					Purchases,
		Total Gains or Losses		Transfers	Sales,		Unrealized
				In and/or	Issuances,		Gains
	January 1,	Included in	Included in	Out of	and	December 31,	(Losses)
	2009	Earnings	OCI	Level 3 (1)	Settlements	2009	Still Held (2)
	(In Millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies				$6		$6
Obligations of states and political subdivisions			($3)	7	$30	34
Foreign governments	$22	$2	5	71	8	108
Corporate securities	2,243	(28)	644	(974)	402	2,287	($5)
RMBS	3,355	(115)	437	427	(454)	3,650
CMBS	201	1	26	60	39	327
Collateralized debt obligations	104	(67)	71		(4)	104
Other asset-backed securities	210	2	10	42	(29)	235

Total fixed maturity securities	6,135	(205)	1,190	(361)	(8)	6,751	(5)

Perpetual preferred securities	12	(17)	12	(5)	68	70
Other equity securities		1	4	(28)	23

Total equity securities	12	(16)	16	(33)	91	70

Trading securities	97			(51)	(17)	29	2
Other investments	150		24		(11)	163
Derivatives, net	(2,042)	1,504	1		90	(447)	1,597
Separate account assets (3)	61	6		20	14	101	12

Total	$4,413	$1,289	$1,231	($425)	$159	$6,667	$1,606

(1)	Transfers in and/or out are recognized at the end of each quarterly reporting period.

(2)	Represents the net amount of total gains or losses for the period, recorded in earnings, attributable to the change in unrealized gains (losses) relating to assets and liabilities classified as Level 3 that were still held as of December 31, 2010 and 2009.

(3)	The realized/unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income (loss) for the Company.
During the year ended December 31, 2010, the Company transferred $923 million of fixed maturity securities out of Level 2 and into Level 3, and transferred $3,916 million of fixed maturity securities out of Level 3 and into Level 2. The net transfers into Level 2 were primarily attributable to the increased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2010, the Company did not have any significant transfers between Level 1 and 2.
During the year ended December 31, 2009, the Company transferred $1,507 million of fixed maturity securities out of Level 2 and into Level 3, and transferred $1,868 million of fixed maturity securities out of Level 3 and into Level 2. The net transfers into Level 2 were primarily attributable to the increased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2009, the Company did not have any significant transfers between Level 1 and Level 2.

NONRECURRING FAIR VALUE MEASUREMENTS

Certain assets are measured at estimated fair value on a nonrecurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the year and still held at the reporting date.

	Year Ended December 31, 2010
	Carrying Value	Estimated Fair	Net
	Prior to	Value After	Investment
	Measurement	Measurement	Loss
	(In Millions)
Real estate investments	$69	$42	($27)
Aircraft	24	20	(4)
REAL ESTATE INVESTMENTS

During the year ended December 31, 2010, the Company recognized an impairment of $27 million, which is included in OTTIs. The impaired investments presented above were accounted for using the cost basis. Real estate investments are evaluated for impairment based on the undiscounted cash flows expected to be received during the estimated holding period. When the undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property may be considered impaired and written-down to its estimated fair value. Estimated fair value is determined using a combination of the present value of the expected future cash flows and comparable sales. These write-downs to estimated fair value represent nonrecurring fair value measurements that have been classified as Level 3 due to the limited activity and lack of price transparency inherent in the market for such investments.

AIRCRAFT

During the year ended December 31, 2010, the Company recognized an impairment of $4 million, which is included in operating and other expenses, as a result of declines in the estimated future cash flows to be received from two aircraft. The Company evaluates carrying values of aircraft based upon changes in market and other physical and economic conditions and records write-offs to recognize losses in the value of aircraft when management believes that, based on future estimated cash flows, the recoverability of the Company’s investment in an aircraft has been impaired. The fair value is based on the present value of the future cash flows, which include contractual lease agreements, projected future lease payments as well as a residual value. The cash flows were based on unobservable inputs and have been classified as Level 3.

The Company did not have any other nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2010 and 2009. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2010		December 31, 2009
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	$6,693	$6,906	$6,577	$6,660
Policy loans	6,690	6,690	6,509	6,509
Other invested assets	183	190	196	185
Cash and cash equivalents	2,270	2,270	1,919	1,919
Restricted cash	214	214	221	221
Liabilities:
Funding agreements and GICs (1)	6,635	7,127	7,572	8,093
Annuity and deposit liabilities	8,335	8,335	7,109	7,109
Short-term debt			105	105
Long-term debt	6,516	6,775	5,632	5,806

(1)	Balance excludes embedded derivatives that are included in the fair value hierarchy level tables above.
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2010 and 2009:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender values of the contracts. Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTED ASSETS

Included in other invested assets are private equity investments in which the estimated fair value of private equity investments is based on the ownership percentage of the underlying equity of the investments.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

RESTRICTED CASH

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of annuity and deposit liabilities approximates carrying value based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

15.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of equity. The disclosure of the gross components of other comprehensive income (loss) and related taxes are as follows:

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net:
Gross holding gain (loss):
Securities available for sale	$1,272	$2,594	($3,872)
Derivatives	15	(146)	256
Income tax (expense) benefit	(438)	(861)	1,269
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	(139)	(13)	(65)
OTTI recognized on securities available for sale	75	271	525
Derivatives	24	25	(4)
Income tax expense (benefit)	(1)	(98)	(159)
Allocation of holding (gain) loss to DAC	(255)	(415)	356
Allocation of holding (gain) loss to future policy benefits	41	85	(119)
Income tax expense (benefit)	75	113	(83)
Cumulative effect of adoption of new accounting principle		(263)
Income tax expense		93

Unrealized gain (loss) on derivatives and securities available for sale, net	669	1,385	(1,896)

Other, net:
Holding gain (loss) on other securities and interest in PIMCO	9	22	(24)
Income tax (expense) benefit	(4)	(8)	9
Reclassification of realized gain on sale of interest in PIMCO			(109)
Income tax on realized gain			42

Net unrealized gain (loss) on other securities and interest in PIMCO	5	14	(82)
Other, net of tax	(3)	33	(15)

Other, net	2	47	(97)

Total other comprehensive income (loss), net	$671	$1,432	($1,993)

16.	REINSURANCE

Certain no lapse guarantee rider (NLGR) benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. AG 38 results in additional statutory reserves on UL products with NLGRs issued after June 30, 2005. U.S. GAAP benefit reserves for such riders are based on guidance in the Codification’s Financial Services — Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Substantially all the U.S. GAAP benefit reserves relating to NLGRs issued from June 30, 2005 through March 31, 2010 were ceded from Pacific Life to Pacific Alliance Reinsurance Ltd. (PAR Bermuda), a Bermuda-based life reinsurance company wholly owned by Pacific LifeCorp and PAR Vermont under reinsurance agreements. Effective October 1, 2010, 100% of the PAR Bermuda reinsurance was novated to PAR Vermont, consolidating all such NLGR reinsurance in PAR Vermont. Funded economic reserves and an irrevocable letter of credit held in the PAR Vermont trust account with Pacific Life as beneficiary provide security for statutory reserve credits taken by Pacific Life. See Note 21 for further discussion of this letter of credit.

Between January 1, 2006 and March 31, 2009, the Company reinsured a portion of variable annuity business under modified coinsurance agreements. Additionally, between January 1, 2007 and March 31, 2009, the Company reinsured a portion of variable annuity living and death benefit riders under coinsurance agreements. Business ceded during such periods ranged between 12% and 45%. While the Company stopped reinsuring variable annuity business effective April 1, 2009, new business related to the aforementioned periods continues to be reinsured.

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables, included in other assets, were $326 million and $404 million as of December 31, 2010 and 2009, respectively. Reinsurance payables, included in other liabilities, were $47 million and $37 million as of December 31, 2010 and 2009, respectively.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
Direct premiums	$626	$666	$410
Reinsurance ceded (1)	(339)	(323)	(291)
Reinsurance assumed (2)	122	60	53

Insurance premiums	$409	$403	$172

(1)	Included are $21 million, $21 million and $13 million of reinsurance ceded to PAR Bermuda for the years ended December 31, 2010, 2009 and 2008, respectively.

(2)	Included are $11 million and $4 million of assumed premiums from Pacific Life Re Limited (PLR), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp, for the years ended December 31, 2010 and 2009, respectively.

17.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Prior to December 31, 2007, Pacific Life provided a defined benefit pension plan (ERP) covering all eligible employees of the Company. Certain subsidiaries did not participate in this plan. The full-benefit vesting period for all participants was five years. Pacific Life’s funding policy was to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as was determined appropriate. All such contributions were made to a tax-exempt trust.

The Company amended the ERP to terminate effective December 31, 2007. In anticipation of the final settlement of the defined benefit pension plan, the plan’s investment strategy was revised and the mutual fund investments were sold, transferred to a separate account group annuity contract managed by the Company and invested primarily in fixed income investments to better match the expected duration of the liabilities.

In September 2009, the Company received regulatory approval to commence the final termination of the ERP and payment of plan benefits to the participants. The Company completed the final distribution of plan assets to participants in December 2009. The Company recognized settlement costs of $5 million in 2008 and recognized the final settlement costs for the ERP totaling $72 million in 2009.

Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2010 and 2009, the projected benefit obligation was $44 million and $37 million, respectively. The fair value of plan assets as of December 31, 2010 and 2009 was zero. The net periodic benefit expense of the SERPs was $5 million, $4 million and $5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The following table sets forth the benefit obligations, plan assets and funded status of the defined benefit plans:

	December 31, 2010		December 31, 2009
	ERP	SERP	ERP	SERP
	(In Millions)		(In Millions)
Defined benefit plans:
Benefit obligation, end of year		$44		$37
Fair value of plan assets, end of year			$26

Over (under) funded status, end of year	—	($44)	$26	($37)

The Company incurred a net pension expense of $5 million, $79 million and $8 million for the years ended December 31, 2010, 2009 and 2008, respectively, as detailed in the following table:

	Year Ended		Year Ended		Year Ended
	December 31, 2010		December 31, 2009		December 31, 2008
	ERP	SERP	ERP	SERP	ERP	SERP
	(In Millions)		(In Millions)		(In Millions)
Components of the net periodic pension expense:
Service cost — benefits earned during the year		$2		$2		$2
Interest cost on projected benefit obligation		2	$12	2	$12	2
Expected return on plan assets			(12)		(14)
Settlement costs			72		5
Amortization of net obligations and prior service cost		1	3			1

Net periodic pension expense	—	$5	$75	$4	$3	$5

Significant plan assumptions:

	December 31, 2010		December 31, 2009
	ERP	SERP	ERP	SERP
Weighted-average assumptions used to determine benefit obligations:
Discount rate	N/A	4.75%	6.35%	6.30%
Salary rate	N/A	4.50%	N/A	4.50%

	Years Ended December 31,
	2010	2009	2008
Weighed-average assumptions used to determine the ERP’s net periodic benefit expense:
Discount rate	N/A	6.30%	6.25%
Expected long-term return on plan assets	N/A	N/A	5.25%
The salary rate used to determine the net periodic benefit expense for the SERP was 4.50% for the years ended December 31, 2010, 2009 and 2008.

Pacific Life expects to contribute $4 million to the SERP in 2011. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2011	2012	2013	2014	2015	2016-2020
$4	$4	$4	$4	$3	$14
RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. The RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation in cash. Contributions made by the Company to the RISP, including the matching contribution, amounted to $27 million, $26 million and $29 million for the years ended December 31, 2010, 2009 and 2008, respectively, and are included in operating expenses.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2010, 2009 and 2008 was $1 million. As of December 31, 2010 and 2009, the accumulated benefit obligation was $19 million. The fair value of the plan assets as of December 31, 2010 and 2009 was zero.

The discount rate used in determining the accumulated postretirement benefit obligation was 4.85% and 5.50% for 2010 and 2009, respectively.

Benefit payments for the year ended December 31, 2010 amounted to $2 million. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2011	2012	2013	2014	2015	2016-2020
$2	$2	$2	$2	$2	$8
OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined quarterly. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

18.	INCOME TAXES

The provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2010	2009	2008
		(In Millions)
Current	$7	($407)	$196
Deferred	56	451	(511)

Provision (benefit) for income taxes from continuing operations	63	44	(315)
Benefit from income taxes from discontinued operations		(11)	(3)

Total	$63	$33	($318)

A reconciliation of the provision (benefit) for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision (benefit) for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2010	2009	2008
		(In Millions)
Provision (benefit) for income taxes at the statutory rate	$205	$170	($199)
Separate account dividends received deduction	(106)	(93)	(107)
LIHTC and foreign tax credits	(18)	(19)	(31)
Singapore transfer	(17)
Other	(1)	(14)	22

Provision (benefit) for income taxes from continuing operations	$63	$44	($315)

In December 2010, ACG and an unrelated third-party transferred aircraft to Singapore in connection with a joint venture (Singapore Transfer). The Singapore Transfer reduced the provision for income taxes for the year ended December 31, 2010 by $17 million, primarily due to the reversal of deferred taxes related to bases differences in the interest transferred. ACG plans to reinvest any income generated by these aircraft indefinitely outside of the U.S.

A reconciliation of the changes in the unrecognized tax benefits is as follows (In Millions):

Balance at January 1, 2008	$32
Additions and deletions	402

Balance at December 31, 2008	434
Additions and deletions	(420)

Balance at December 31, 2009	14
Additions and deletions

Balance at December 31, 2010	$14

During the year ended December 31, 2008, the Company’s tax contingency related to the accounting for uncertainty in income taxes increased by $402 million for a tax position for which there was uncertainty about the timing, but not the deductibility, of certain tax deductions. Since the benefits of the tax position were not being claimed on an original return and the Company did not receive cash, interest or penalties were not accrued. Due to the nature of deferred tax accounting, the tax position does not have an impact on the annual effective tax rate.

During the year ended December 31, 2009, the Company’s contingency related to the accounting for uncertainty in income taxes decreased by $420 million. The Company resolved an uncertain tax accounting position on certain tax deductions resulting in a $402 million decrease. The Company also effectively settled $18 million of the gross uncertain tax position related to separate account Dividends Received Deductions (DRD), which resulted in the realization of $9 million of tax benefits.

Depending on the outcome of Internal Revenue Service (IRS) audits, approximately $7 million of the unrecognized DRD tax benefits may be realized during the next twelve months. All realized tax benefits and related interest are recorded as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain tax position is ultimately settled.

During the years ended December 31, 2010, 2009 and 2008, the Company paid an insignificant amount of interest and penalties to state tax authorities.

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2010	2009
	(In Millions)
Deferred tax assets:
Policyholder reserves	$672	$724
Tax credit carryforwards	312	214
Investment valuation	247	283
Tax net operating loss carryforwards	220	249
Deferred compensation	54	45
Aircraft maintenance reserves	24	38
Dividends to policyholders	8	8
Other	24	25

Total deferred tax assets	1,561	1,586

Deferred tax liabilities:
DAC	(1,257)	(1,313)
Depreciation	(625)	(563)
Hedging	(81)	(44)
Partnership income	(59)	(28)
Reinsurance	(27)	(77)
Other	(48)	(41)

Total deferred tax liabilities	(2,097)	(2,066)

Net deferred tax liability from continuing operations	(536)	(480)
Unrealized (gain) loss on derivatives and securities available for sale	(143)	101
Deferred taxes on cumulative changes in accounting principles		120
Minimum pension liability and other adjustments	(12)	(10)

Net deferred tax liability	($691)	($269)

The tax net operating loss carryforwards relate to Federal tax losses incurred in 1998 through 2010 with a 20-year carryforward for non-life losses and a 15-year carryforward for life losses, and California tax losses incurred in 2004 through 2010 with a ten-year carryforward.

The tax credit carryforwards relate to LIHTC, foreign tax credits, and alternative minimum tax (AMT) credits generated from 2000 to 2010. The LIHTC begin to expire in 2020. The foreign tax credits begin to expire in 2016. The AMT credits have no expiration date.

The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income, including the reversal of deferred tax liabilities.

The Company files income tax returns in U.S. Federal and various state jurisdictions. The Company is under continuous audit by the IRS and is audited periodically by some state taxing authorities. The IRS has completed audits of the Company’s tax returns through the tax years ended December 31, 2005 and has commenced audits for tax years 2006, 2007 and 2008. The State of California concluded audits for tax years 2003 and 2004 without material assessment. The Company does not expect the Federal and state audits to result in any material assessments.

19.	SEGMENT INFORMATION

The Company has three operating segments: Life Insurance, Retirement Solutions and Aircraft Leasing. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

Prior to January 1, 2010, the Company’s financial reporting structure included the Investment Management segment. Effective January 1, 2010, structured settlement and group retirement annuities were moved to the Retirement Solutions segment. Other institutional investment products and the Company’s securities portfolio management became part of the Corporate and Other segment. The segment information included herein has been retrospectively adjusted to reflect the current operating segments for comparable purposes.

The Life Insurance segment provides a broad range of life insurance products through multiple distribution channels operating in the upper income and corporate markets. Principal products include UL, VUL, survivor life, interest sensitive whole life, corporate-owned life insurance and traditional products such as whole life and term life. Distribution channels include regional life offices, marketing organizations, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.

The Retirement Solutions segment’s principal products include variable and fixed annuity products, mutual funds, and structured settlement and group retirement annuities, which are offered through multiple distribution channels. Distribution channels include independent planners, financial institutions and national/regional wirehouses. This segment’s name was changed from Annuities & Mutual Funds effective March 1, 2010.

The Aircraft Leasing segment offers aircraft leasing to the airline industry throughout the world and provides brokerage and asset management services to other third-parties.

The Corporate and Other segment consists of assets and activities, which support the Company’s operating segments. Included in these support activities is the management of investments, certain entity level hedging activities and other expenses and other assets not directly attributable to the operating segments. The Corporate and Other segment also includes the operations of certain subsidiaries that do not qualify as operating segments and the elimination of intersegment transactions. Discontinued operations (Note 6) are also included in the Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its consolidated net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

The operating segments, excluding Aircraft Leasing, are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2010 and 2009, the Company had foreign investments with an estimated fair value of $8.0 billion and $7.2 billion, respectively. Aircraft leased to foreign customers were $5.1 billion and $5.0 billion as of December 31, 2010 and 2009, respectively. Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2010, 2009 and 2008.

The following is segment information as of and for the year ended December 31, 2010:

	Life	Retirement	Aircraft	Corporate
	Insurance	Solutions	Leasing	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$1,092	$1,265		$10	$2,367
Net investment income	924	748		450	2,122
Net realized investment gain (loss)	55	(73)	($2)	(74)	(94)
OTTIs	(21)	(10)		(82)	(113)
Investment advisory fees	21	224			245
Aircraft leasing revenue			591		591
Other income	11	141	57	21	230

Total revenues	2,082	2,295	646	325	5,348

BENEFITS AND EXPENSES
Policy benefits	432	923		(4)	1,351
Interest credited	700	282		335	1,317
Commission expenses	355	475		1	831
Operating expenses	297	339	60	65	761
Depreciation of aircraft			241		241
Interest expense			178	84	262

Total benefits and expenses	1,784	2,019	479	481	4,763

Income (loss) from continuing operations before provision (benefit) for income taxes	298	276	167	(156)	585
Provision (benefit) for income taxes	93	(9)	41	(62)	63

Net income (loss)	205	285	126	(94)	522
Less: net income attributable to the noncontrolling interest from continuing operations			(9)	(41)	(50)

Net income (loss) attributable to the Company	$205	$285	$117	($135)	$472

Total assets	$30,337	$67,415	$6,893	$10,017	$114,662
DAC	1,598	2,836		1	4,435
Separate account assets	5,982	49,701			55,683
Policyholder and contract liabilities	21,776	13,743		6,637	42,156
Separate account liabilities	5,982	49,701			55,683

The following is segment information as of and for the year ended December 31, 2009:

	Life	Retirement	Aircraft	Corporate
	Insurance	Solutions	Leasing	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$1,063	$1,209		$3	$2,275
Net investment income	892	610	$1	359	1,862
Net realized investment gain (loss)		311	7	(165)	153
OTTIs	(63)	(53)		(195)	(311)
Investment advisory fees	18	190			208
Aircraft leasing revenue			578		578
Other income	10	112	13	2	137

Total revenues	1,920	2,379	599	4	4,902

BENEFITS AND EXPENSES
Policy benefits	363	863			1,226
Interest credited	681	193		379	1,253
Commission expenses	353	337		1	691
Operating expenses	290	285	59	148	782
Depreciation of aircraft			227		227
Interest expense			182	55	237

Total benefits and expenses	1,687	1,678	468	583	4,416

Income (loss) from continuing operations before provision (benefit) for income taxes	233	701	131	(579)	486
Provision (benefit) for income taxes	66	147	39	(208)	44

Income (loss) from continuing operations	167	554	92	(371)	442
Discontinued operations, net of taxes				(20)	(20)

Net income (loss)	167	554	92	(391)	422
Less: net (income) loss attributable to the noncontrolling interest from continuing operations			(9)	23	14

Net income (loss) attributable to the Company	$167	$554	$83	($368)	$436

Total assets	$28,589	$63,277	$6,091	$10,520	$108,477
DAC	1,865	2,939		2	4,806
Separate account assets	5,590	46,907		67	52,564
Policyholder and contract liabilities	21,133	12,677		7,577	41,387
Separate account liabilities	5,590	46,907		67	52,564

The following is segment information for the year ended December 31, 2008:

	Life	Retirement	Aircraft	Corporate
	Insurance	Solutions	Leasing	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$943	$1,054			$1,997
Net investment income	855	482		$657	1,994
Net realized investment gain (loss)	24	(695)		(78)	(749)
OTTIs	(69)	(83)	($3)	(425)	(580)
Realized investment gain on interest in PIMCO				109	109
Investment advisory fees	22	233			255
Aircraft leasing revenue			571		571
Other income	11	117	38	1	167

Total revenues	1,786	1,108	606	264	3,764

BENEFITS AND EXPENSES
Policy benefits	372	834			1,206
Interest credited	661	133		440	1,234
Commission expenses	268	443		4	715
Operating expenses	263	330	40	99	732
Depreciation of aircraft			208		208
Interest expense			221	17	238

Total benefits and expenses	1,564	1,740	469	560	4,333

Income (loss) from continuing operations before provision (benefit) for income taxes	222	(632)	137	(296)	(569)
Provision (benefit) for income taxes	61	(336)	48	(88)	(315)

Income (loss) from continuing operations	161	(296)	89	(208)	(254)
Discontinued operations, net of taxes				(6)	(6)

Net income (loss)	161	(296)	89	(214)	(260)
Less: net (income) loss attributable to the noncontrolling interest from continuing operations			(8)	11	3

Net income (loss) attributable to the Company	$161	($296)	$81	($203)	($257)

20.	TRANSACTIONS WITH AFFILIATES

PLFA serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees, included in investment advisory fees and other income, amounted to $291 million, $244 million and $287 million for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $8 million, $9 million and $7 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Additionally, the Pacific Select Fund has a service plan whereby the fund pays PSD, as distributor of the fund, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. For the years ended December 31, 2010, 2009 and 2008, PSD received $100 million, $86 million and $100 million, respectively, in service fees from the Pacific Select Fund, which are recorded in other income.

ACG has derivative swap contracts with Pacific LifeCorp as the counterparty. The notional amounts total $1.5 billion and $2.0 billion as of December 31, 2010 and 2009, respectively. The estimated fair values of the derivatives were net liabilities of $62 million and $48 million as of December 31, 2010 and 2009, respectively.

21.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2011	$606
2012 through 2015	647
2016 and thereafter	46

Total	$1,299

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable. Rent expense, which is included in operating and other expenses, in connection with these leases was $9 million, $8 million and $10 million for the years ended December 31, 2010, 2009 and 2008, respectively. In connection with the sale of a block of business in 2005, PL&A is contingently liable until March 31, 2013 for certain future rent and expense obligations, not to exceed $11 million, related to an office lease that has been assigned to the buyer. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2011	$9
2012 through 2015	22
2016 and thereafter	1

Total	$32

ACG entered into a sale leaseback transaction, the subject of which was two commercial aircraft on long-term lease to a U.S. airline. As a result of this transaction, ACG has committed to two operating leases expiring December 2025 and in turn benefits from operating leases on the two sale leaseback aircraft which expire July 2021 and April 2024. Aggregate minimum future lease commitments and minimum rentals to be received in the future are as follows (In Millions):

	Minimum Future	Minimum Rentals to
Years Ending December 31:	Commitments	be Received
2011	$11	$9
2012 through 2015	23	37
2016 and thereafter	64	63

Total	$98	$109

As of December 31, 2010, ACG has commitments with major aircraft manufacturers and other third-parties to purchase aircraft at an estimated delivery price of $6,125 million with delivery from 2011 through 2017. These purchase commitments may be funded:
•	up to $1,205 million in less than one year,

•	an additional $2,297 million in one to three years,

•	an additional $1,699 million in three to five years, and

•	an additional $417 million thereafter.
As of December 31, 2010, deposits related to these agreements totaled $507 million and are included in other assets.

In connection with an acquisition in 2005, ACG assumed residual value support agreements with remaining expiration dates ranging from 2011 to 2015. The gross remaining residual value exposure under these agreements was $99 million as of December 31, 2010 and 2009. As of December 31, 2010, the Company has estimated that it has no measurable liability under the remaining residual value guarantee agreements.

In connection with the reinsurance of NLGR benefits ceded from Pacific Life to PAR Vermont (Note 16), PAR Bermuda and PAR Vermont entered into a three year letter of credit agreement with a group of banks in April 2009. This agreement allows for the issuance of letters of credit with an expiration date of March 2012 to PAR Bermuda and PAR Vermont for up to a combined total amount of $650 million. As of December 31, 2010, the letter of credit issued from this facility for PAR Bermuda was cancelled. In addition, as of December 31, 2010, a letter of credit was issued for PAR Vermont totaling $355 million. Pacific LifeCorp guarantees the obligations of PAR Vermont under the letter of credit agreement.

On March 29, 2010, the Company entered into an agreement with PLR to guarantee the performance of unaffiliated reinsurance obligations of PLR. PLR will pay the Company a fee for its guarantee. For the year ended December 31, 2010, the Company earned $2 million under the agreement for its guarantee. This guarantee is secondary to a similar guarantee provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by both PLR and Pacific LifeCorp. Management believes that any additional obligations, if any, related to the guarantee agreement are not likely to have a material adverse effect on the Company’s condensed consolidated financial statements. PLR is incorporated in the United Kingdom (UK) and provides reinsurance to insurance and annuity providers in the UK, Ireland and to insurers in selected markets in Asia.

CONTINGENCIES — LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

CONTINGENCIES — IRS REVENUE RULING

On August 16, 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the DRD. On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. Although no guidance has been issued, if the IRS ultimately adopts the interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES — OTHER

In connection with the sale of certain broker-dealer subsidiaries (Note 6), certain indemnifications triggered by breaches of representations, warranties or covenants were provided by the Company. Also, included in the indemnifications is indemnification for certain third-party claims arising from the normal operation of these broker-dealers prior to the closing and within the nine month period following the sale. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

In the course of its business, the Company provides certain indemnifications related to other dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Asset Purchase Agreements of Aviation Trust, ACG Trust II and ACG Trust III (Note 4) provide that Pacific LifeCorp will guarantee the performance of certain obligations of ACG, as well as provide certain indemnifications, and that Pacific Life will assume certain obligations of ACG arising from the breach of certain representations and warranties under the Asset Purchase Agreements. Management believes that obligations, if any, related to these guarantees are not likely to have a material adverse effect on the Company’s consolidated financial statements. The financial debt obligations of Aviation Trust, ACG Trust II and ACG Trust III are non-recourse to the Company and are not guaranteed by the Company.

In connection with the operations of certain subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

See Note 10 for discussion of contingencies related to derivative instruments.

See Note 18 for discussion of other contingencies related to income taxes.

Part C: OTHER INFORMATION

     Item 24. Financial Statements and Exhibits

          (a) Financial Statements

              Part A:

              Part B:

(1)	Registrant’s Financial Statements

Audited Financial Statements dated as of December 31, 2010 and for each of the periods presented which are incorporated by reference from the 2010 Annual Report include the following for Pacific Select Variable Annuity Separate Account:

Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

(2)	Depositor’s Financial Statements

Audited Consolidated Financial Statements dated as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, included in Part B include the following for Pacific Life:

Independent Auditors’ Report
Consolidated Statements of Financial Condition
Consolidated Statements of Operations
Consolidated Statements of Stockholder’s Equity
Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements

          (b) Exhibits

1.	(a)	Resolution of the Board of Directors of the Depositor authorizing establishment of Separate Accounts and Memorandum establishing Pacific Select Variable Annuity Separate Account.[1]

	(b)	Memorandum dated October 1, 1993 authorizing establishment of Growth LT Variable Account.[1]

	(c)	Memorandum dated September 16, 1994 authorizing establishment of Equity and Bond and Income Variable Accounts[1]

	(d)	Memorandum Establishing Two New Variable Accounts — Aggressive Equity and Emerging Markets Portfolios[1]

	(e)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws[3]

2.	Not applicable

3.	(a)	Distribution Agreement between Pacific Mutual Life and Pacific Select Distributors Inc. (PSD)[1]

	(b)	Form of Selling Agreement between Pacific Life, PSD and Various Broker-Dealers[20]

4.	(a)	Individual Flexible Premium Variable Accumulation Deferred Annuity Contract, Form 90-53[1]

	(b)	Deferred Annuity Contract, Form AP9230-1[1]

	(c)	Guaranteed Death Benefit Rider[1]

	(d)	Individual Retirement Annuity Rider (Form No. 20-18900)[11]

	(e)	Pension Plan Rider[1]

	(f)	Required Distributions for Compliance with Section 72(S) Rider[1]

	(g)	Endorsement (Preauthorized Withdrawal Feature)[1]

	(h)	Endorsement (Distribution of In-Kind Securities)[1]

	(i)	Free Look Sticker ST-43[1]

	(j)	Minimum Guaranteed Death Benefit and Terminal Illness Waiver Endorsement E-93-9053[1]

	(k)	Changes to Contract Endorsement E1-95-9053[1]

	(l)	Required Distributions for Compliance with Section 72(S) of the Internal Revenue Code of 1986, amended (the Code) Rider R72S-9553[1]

	(m)	(1) 403(b) Tax Sheltered Annuity Rider[10]

(2) 403(b) Tax-Sheltered Annuity Rider (Form No. 20-1156)[26]

	(n)	Section 457 Plan Rider R-95-457[1]

	(o)	Qualified Plan Loan Endorsement[1]

	(p)	Roth Individual Retirement Annuity Rider (Form No. 20-19000)[11]

	(q)	SIMPLE Individual Retirement Annuity Rider (Form No. 20-19100)[11]

	(r)	Guaranteed Protection Advantage (GPA) Rider (Form No. 20-16200)[9]

	(s)	Guaranteed Protection Advantage 5 Rider (Form No. 20-19500)[12]

	(t)	Qualified Retirement Plan Rider[10]

	(u)	(1) Income Access Rider (Form No. 20-19808)[12]

(2) Income Access Rider (Form No. 20-1104)[14]

(3) Income Access Endorsement (Form No. 15-1122)[18]

(4) Excess Withdrawal Endorsement (Form No. 15-1152C)[24]

	(v)	Guaranteed Income Advantage (GIA) Rider (Form No. 20-15100)[13]

	(w)	Guaranteed Income Advantage II Rider (Form No. 20-1109)[14]

	(x)	Guaranteed Income Advantage 5 Rider (Form No. 20-1102)[14]

	(y)	Guaranteed Income Annuity Rider (Form No. 20-1118)[15]

	(z)	(1) Guaranteed Withdrawal Benefit Rider (Form No. 20-1119); also known as Income Access Plus Rider[15]

(2) Guaranteed Withdrawal Benefit Endorsement (Form No. 15-1123)[18]

(3) Excess Withdrawal Endorsement (Form No. 15-1152E)[25]

	(aa)	(1) Enhanced Guaranteed Withdrawal Benefit Rider (Form No. 20-1120)[19]

(2) Excess Withdrawal Endorsement (Form No. 15-1152A)[25]

	(bb)	(1) 5% Guaranteed Withdrawal Benefit Rider (Form No. 20-1131)[21]

(2) Excess Withdrawal Endorsement (Form No. 15-1152)[24]

	(cc)	Guaranteed Protection Advantage 3 Rider (Form No. 20-1145)[22]

	(dd)	(1) Guaranteed Withdrawal Benefit II Rider (Form No. 20-1146)[22]

(2) Excess Withdrawal Endorsement (Form No. 15-1152)[24]

	(ee)	Guaranteed Withdrawal Benefit III Rider (Form No. 20-1153)[24]

	(ff)	Guaranteed Withdrawal Benefit Rider (Form No. 20-1154)[24]

	(gg)	Core Withdrawal Benefit Rider (Form No. 20-1162)[27]

	(hh)	Guaranteed Withdrawal Benefit IV Rider (Form No. 20-1176)[28]

	(ii)	Core Withdrawal Benefit II Rider (Form No. 20-1178)[29]

	(jj)	Guaranteed Withdrawal Benefit V Rider — Single Life (Form No. ICC 10:20-1194)[30]

	(kk)	Guaranteed Withdrawal Benefit VII Rider — Single Life (Form No. ICC 11:20-1204)

5.	(a)	Application Form for Individual Flexible Premium Variable[3]

	(b)	Guaranteed Protection Advantage Rider Request (Form No. 55-16600)[9]

	(c)	Guaranteed Protection Advantage 5 Rider Request Form (Form No. 2311-3A)[12]

	(d)	Income Access Rider Request (Form No. 2315-3A)[12]

	(e)	Guaranteed Income Advantage (GIA) Rider Request (Form No. 1209-1A)[13]

	(f)	Portfolio Optimization Rider Request Form (Form No. 2311-5A)[15]

	(g)	Portfolio Optimization Enrollment/Rider Request Form (Form No. 2150-5B)[17]

	(h)	Portfolio Optimization Enrollment/Rider Request Form (Form No. 2150-6B)[20]

6.	(a)	Pacific Life’s Articles of Incorporation[3]

	(b)	By-laws of Pacific Life[3]

	(c)	Pacific Life’s Restated Articles of Incorporation[20]

	(d)	By-laws of Pacific Life As Amended September 1, 2005[20]

7.	Form of Reinsurance Agreement[23]

8.	(a)	Pacific Select Fund Participation Agreement[8]

	(b)	Addendum to the Pacific Select Fund Participation Agreement (to add the Strategic Value and Focused 30 Portfolios)[8]

	(c)	Addendum to the Pacific Select Fund Participation Agreement (to add nine new Portfolios)[8]

	(d)	Addendum to the Pacific Select Fund Participation Agreement (to add the Equity Income and Research Portfolios)[10]

	(e)	Fund Participation Agreement Between Pacific Life Insurance Company, Pacific Select Distributors, Inc., American Funds Insurance Series, American Funds Distributors, and Capital Research and Management Company[16]

	(f)	Form of Exhibit B to the Pacific Select Fund Participation Agreement (to add International Small-Cap and Diversified Bond)[20]

	(g)	Form of AllianceBernstein Variable Products Series Fund, Inc. Participation Agreement[24]

	(h)	Form of BlackRock Variable Series Fund, Inc. Participation Agreement[24]
(1) Amendment to Participation Agreement[29]

	(i)	Form of Franklin Templeton Variable Insurance Products Trust Participation Agreement[24]

(1) First Amendment to Participation Agreement[29]

(2) Second Amendment to Participation Agreement

	(j)	Form of AllianceBernstein Investments, Inc. Administrative Services Agreement[24]

	(k)	Form of BlackRock Distributors, Inc. Administrative Services Agreement[24]
(1) Amendment to Administrative Services Agreement[29]

	(l)	Form of Franklin Templeton Services, LLC Administrative Services Agreement[24]

(1) First Amendment to Administrative Services Agreement[29]

	(m)	Form of AIM Variable Insurance Funds Participation Agreement [26]

	(n)	Form of Invesco Aim Distributors, Inc. Distribution Services Agreement[26]

	(o)	Form of Invesco Aim Advisors, Inc. Administrative Services Agreement[26]

	(p)	Form of GE Investments Funds, Inc. Participation Agreement[26]

(1) Amendment to Participation Agreement[29]

	(q)	Form of GE Investment Distributors, Inc. Distribution and Services Agreement (Amended and Restated)[29]

	(r)	Form of Van Kampen Life Investment Trust Participation Agreement[26]

	(s)	Form of Van Kampen Funds, Inc. Shareholder Service Agreement[26]

	(t)	Form of Van Kampen Asset Management Administrative Services Letter Agreement[26]
	(u)	Form of GE Investments Funds, Inc. Investor Services Agreement[29]
(1) First Amendment to Investor Services Agreement[29]
	(v)	Form of PIMCO Variable Insurance Trust Participation Agreement[29]

(1) First Amendment to Participation Agreement

(2) Second Amendment to Participation Agreement

	(w)	Form of Allianz Global Investors Distributors LLC Selling Agreement[29]
	(x)	Form of PIMCO LLC Services Agreement[29]

	(y)	Form of MFS Variable Insurance Trust Participation Agreement[31]

(1) First Amendment to Participation Agreement[31]

(2) Second Amendment to Participation Agreement

	(z)	Form of MFS Variable Insurance Trust Administrative Services Agreement[31]

9.	Opinion and Consent of legal officer of Pacific Mutual as to the legality of Contracts being registered[1]

10.	(a)	Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors

	(b)	Consent of Dechert Price & Rhoads[1]

11.	Not applicable

12.	Not applicable

13.	Powers of Attorney

[1]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

[2]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-97-000782 filed on April 29, 1997 and incorporated by reference herein.

[3]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein.

[4]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-99-000770 filed on April 30, 1999 and incorporated by reference herein.

[5]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-00-000580 filed on February 29, 2000 and incorporated by reference herein.

[6]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-00-000956 filed on April 21, 2000 and incorporated by reference herein.

[7]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-00-002451 filed on December 7, 2000 and incorporated by reference herein.

[8]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-01-500102 filed on April 26, 2001 and incorporated by reference herein.

[9]	Included in Registrant’s Form N-4/A, File No. 033-32704, Accession No. 0000898430-01-503114 filed on October 25, 2001 and incorporated by reference herein.

[10]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-02-000772 filed on April 30, 2002 and incorporated by reference herein.

[11]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-02-002148 filed on December 18, 2002 and incorporated by reference herein.

[12]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-03-000463 filed on March 18, 2003 and incorporated by reference herein.

[13]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-03-001019 filed on April 30, 2003 and incorporated by reference herein.

[14]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001193125-04-031264 filed on February 27, 2004 and incorporated by reference herein.

[15]	Included in Registrant’s Form N-4/A, File No. 033-32704, Accession No. 0000892569-04-000886 filed on October 15, 2004 and incorporated by reference herein.

[16]	Included in Registrant’s Form N-4/B, File No. 333-93059, as Exhibit 8(e), Accession No. 0000892569-05-000253 filed on April 19, 2005 and incorporated by reference herein.

[17]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0000892569-05-000273 filed on April 22, 2005 and incorporated by reference herein.

[18]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0000892569-05-000442 filed on June 15, 2005 and incorporated by reference herein.

[19]	Included in Registrant’s Form N-4/A, File No. 033-32704, Accession No. 0000892569-05-000568 filed on August 2, 2005 and incorporated by reference herein.

[20]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0000892569-06-000531 filed on April 18, 2006 and incorporated by reference herein.

[21]	Included in Registrant’s Form N-4/A, File No. 033-60833, as Exhibit 4(v), Accession No. 0000892569-06-001252, filed on October 19, 2006 and incorporated by reference herein.

[22]	Included in Registrant’s Form N-4/A, File No. 333-141135, Accession No. 0000892569-07-001521, filed on December 12, 2007, and incorporated by reference herein.

[23]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0000892569-08-000655, filed on April 24, 2008, and incorporated by reference herein.

[24]	Included in Registrant’s Form N-4/A, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein.

[25]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0000892569-08-001265, filed on September 11, 2008, and incorporated by reference herein.

[26]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein.

[27]	Included in Registrant’s Form N-4/A, File No. 333-136597, Accession No. 0000892569-09-000061, filed on February 9, 2009, and incorporated by reference herein.

[28]	Included in Registrant’s Form N-4/A, File No. 333-136597, Accession No. 0000950123-09-050719, filed on October 16, 2009, and incorporated by reference herein.

[29]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein.

[30]	Included in Registrant’s Form N-4/B, File No. 033-88458, Accession No. 0000950123-10-115911 filed on December 23, 2010, and incorporated by reference herein.

[31]	Included in Registrant’s Form N-4/B, File No. 333-160772, Accession No. 0000950123-10-036181 filed on April 20, 2010, and incorporated by reference herein.

Item 25. Directors and Officers of Pacific Life

Positions and Offices
Name and Address	with Pacific Life
James T. Morris	Director, Chairman, President and Chief Executive Officer
Khanh T. Tran	Director, Executive Vice President, Chief Financial Officer and Chief Investment Officer
Sharon A. Cheever	Director, Senior Vice President and General Counsel
Jane M. Guon	Director, Vice President and Secretary

Edward R. Byrd	Senior Vice President and Chief Accounting Officer

Brian D. Klemens	Vice President and Controller

Dewey P. Bushaw	Executive Vice President

Denis P. Kalscheur	Senior Vice President and Treasurer

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A.
     The following is an explanation of the organization chart of Pacific Life’s subsidiaries:
Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
	Organization	Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Pacific Select, LLC	Delaware	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC #	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
CW Atlanta, LLC	Delaware	100
City Walk Towers, LLC	Delaware	100
Kierland One, LLC	Delaware	100
Kinzie Member, LLC	Delaware	100
Parcel B Owner LLC	Delaware	88
Kinzie Parcel A Member, LLC	Delaware	100
Parcel A Owner LLC	Delaware	90
PL/KBS Fund Member, LLC	Delaware	100
KBS/PL Properties, L.P. #	Delaware	99.9
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	99
Sedona Golf Club, LLC	Delaware	100
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Life Fund Advisors LLC	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Mezzanine Associates L.L.C.	Delaware	67
Pacific Mezzanine Investors L.L.C. #	Delaware	100
Pension Advisory Advisory Group LLC	Delaware	100
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition Corporation V	Delaware	100
ACG Acquisition 41 LLC	Delaware	100
ACG Acquisition 4063 LLC	Delaware	100
ACG Acquisition 4084 LLC	Delaware	100
ACG International Ltd.	Bermuda	100
ACG Acquisition Ireland III Limited	Ireland	100
ACG Acquisition Ireland V Ltd.	Ireland	100
ACG Capital Partners II LLC	Delaware	50
ACG Investment Capital Partners LLC	Delaware	100
ACG Acquisition 4658 LLC	Delaware	100
ACG Acquisition 2688 LLC	Delaware	100
Aviation Capital Group Singapore Pte. Ltd.	Singapore	100
ACG Capital Partners Singapore Pte. Ltd.	Singapore	50
ACG Acquisition VI LLC	Nevada	50
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust	Delaware	100
ACG Acquisition XV LLC	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition (Bermuda) Ltd.	Bermuda	100
ACG Acquisition Ireland Limited	Ireland	100
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisitions Sweden AB	Sweden	100
ACG Acquisition XXI LLC	Delaware	100
ACG Trust 2004 -1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG 2004-1 Bermuda Limited	Bermuda	100
ACG Acquisition Ireland 2004-1 Limited	Ireland	100
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37 LLC	Delaware	100
ACG Acquisition 38 LLC	Delaware	100
ACG Acquisition Ireland II Limited	Ireland	100
ACG Acquisition (Bermuda) II Ltd.	Bermuda	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition XXX LLC	Delaware	100
ACG Acquisition 31 LLC	Delaware	100
ACG Acquisition 32 LLC	Delaware	100
ACG Acquisition 33 LLC	Delaware	100
ACG Acquisition 36 LLC	Delaware	100
ACG Acquisition 39 LLC	Delaware	100
ACGFS LLC	Delaware	100
ACG Acquisition 35 LLC	Delaware	100
Boullioun Aviation Services Inc.	Washington	100
Boullioun Aircraft Holding Company, Inc.	Washington	100
Boullioun Portfolio Finance III LLC	Nevada	100
ACG Funding 2005-1 Holding LLC	Delaware	100
ACG Funding Trust 2005-1	Delaware	100
ACG III Holding LLC	Delaware	100
ACG Trust III	Delaware	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN V LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
ACG Acquisition 169 LLC	Delaware	100
ACG Acquisition 30271 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30289 LLC	Delaware	100
ACG Acquisition 30293 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
0168 Statutory Trust	Connecticut	100
0179 Statutory Trust	Connecticut	100
Bellevue Aircraft Leasing Limited	Ireland	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100
ACG Acquisition (Cyprus) Ltd.	Cyprus	100
ACG Acquisition (Bermuda) III Ltd.	Bermuda	100
ACG 2006-ECA LLC	Delaware	100
ACG Acquisition 2692 LLC	Delaware	100
ACG ECA-2006 Ireland Limited	Ireland	100
ACG Acquisition 2987 LLC	Delaware	100
ACG Acquisition Aruba NV	Aruba	100
ACG Trust 2006-1 Holding LLC	Delaware	100
ACG Funding Trust 2006-1	Delaware	100
ACG Capital Partners LLC	Delaware	50
Bellevue Coastal Leasing LLC	Washington	100
ACG Capital Partners Ireland Limited	Ireland	100
ACG Acquisition 30288 LLC	Delaware	100
ACGCP Acquisition 979 LLC	Delaware	100
ACG Trust 2009-1 Holding LLC	Delaware	100
ACG Funding Trust 2009-1	Delaware	100
ACG Acquisition 29677 LLC	Delaware	100
College Savings Bank	New Jersey	100
Pacific Asset Funding, LLC	Delaware	100
Pacific Life Trade Services, Limited	Hong Kong	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Holdings Limited	U.K.	100
Pacific Life Re Services Limited	U.K.	100
Pacific Life Re Limited	U.K.	100
Pacific Alliance Reinsurance Ltd.	Bermuda	100

# = Abbreviated structure

Item 27. Number of Contractholders

Pacific Select Variable Annuity-Approximately	7,651 Qualified
10,863 Non-Qualified

Item 28. Indemnification

(a)	The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers and Agency (Selling Entities) provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Entities, their officers, directors, agents and employees, against any and all losses, claims, damages, or liabilities to which they may become subject under the Securities Act, the Exchange Act, the Investment Company Act of 1940, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the Securities Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature provided by Pacific Life and PSD.

Selling Entities agree to, jointly and severally, hold harmless and indemnify Pacific Life and PSD and any of their respective affiliates, employees, officers, agents and directors (collectively, “Indemnified Persons”) against any and all claims, liabilities and expenses (including, without limitation, losses occasioned by any rescission of any Contract pursuant to a “free look” provision or by any return of initial purchase payment in connection with an incomplete application), including, without limitation, reasonable attorneys’ fees and expenses and any loss attributable to the investment experience under a Contract, that any Indemnified Person may incur from liabilities resulting or arising out of or based upon (a) any untrue or alleged untrue statement other than statements contained in the registration statement or prospectus relating to any Contract, (b) (i) any inaccurate or misleading, or allegedly inaccurate or misleading sales material used in connection with any marketing or solicitation relating to any Contract, other than sales material provided preprinted by Pacific Life or PSD, and (ii) any use of any sales material that either has not been specifically approved in writing by Pacific Life or PSD or that, although previously approved in writing by Pacific Life or PSD, has been disapproved, in writing by either of them, for further use, or (c) any act or omission of a Subagent, director, officer or employee of Selling Entities, including, without limitation, any failure of Selling Entities or any Subagent to be registered as required as a broker/dealer under the 1934 Act, or licensed in accordance with the rules of any applicable SRO or insurance regulator.

Item 29. Principal Underwriters

(a)	PSD also acts as principal underwriter for Pacific Select Variable Annuity Separate Account, Separate Account B, Pacific Corinthian Variable Separate Account, Pacific Select Separate Account, Pacific Select Exec Separate Account, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, COLI IV Separate Account, COLI V Separate Account, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, Separate Account I of Pacific Life Insurance Company, Separate Account I of Pacific Life & Annuity Company.

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31. Management Services

Not applicable

Item 32. Undertakings

The registrant hereby undertakes:

(a)	to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the prospectus.

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

     (a)  The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

     (b)  The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program and the provisions of paragraphs (a)-(d) of the Rule have been complied with.

     (c)  REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 51 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 19th day of April, 2011.

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
(Registrant)

By:	PACIFIC LIFE INSURANCE COMPANY

By:
James T. Morris*
Director, Chairman, President and Chief Executive Officer

By:	PACIFIC LIFE INSURANCE COMPANY
(Depositor)

By:
James T. Morris*
Director, Chairman, President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 51 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

	Director, Chairman, President and Chief Executive	April 19, 2011
James T. Morris*	Officer

	Director, Executive Vice President,	April 19, 2011
Khanh T. Tran*	Chief Financial Officer and Chief Investment Officer

Sharon A. Cheever*	Director, Senior Vice President and General Counsel	April 19, 2011

	Director, Vice President and Secretary	April 19, 2011
Jane M. Guon*

Edward R. Byrd*	Senior Vice President and Chief Accounting Officer	April 19, 2011

Brian D. Klemens*	Vice President and Controller	April 19, 2011

Dewey P. Bushaw*	Executive Vice President	April 19, 2011

Denis P. Kalscheur*	Senior Vice President and Treasurer	April 19, 2011

*By:	/s/ SHARON A. CHEEVER Sharon A. Cheever	April 19, 2011
as attorney-in-fact

(Powers of Attorney are contained in this Registration Statement as Exhibit 13).